UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14A-12

CENTURY REALTY TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     Total cash consideration of $60,000,000

4)	Proposed maximum aggregate value of transaction:

     $60,000,000

5)	Total fee paid:

     $6,420

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CENTURY REALTY TRUST

320 North Meridian Street, Suite 823

Indianapolis, Indiana 46204

July 27, 2006

To Our Shareholders:

You are cordially invited to attend an annual meeting of shareholders (including any adjournment or postponement thereof, the “Annual Meeting”) of Century Realty Trust at the Skyline Club, located at One American Square (northwest corner of Ohio and Illinois Streets), 36th Floor, Indianapolis, Indiana, on Wednesday, August 30, 2006 at 10:30 a.m., local time.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

1.	a proposal to approve the Asset Purchase Agreement dated as of March 17, 2006 (as amended, the “Sale Agreement”), which authorizes the sale of substantially all of the assets of the Trust (the “Asset Sale”) to Buckingham Properties, Inc.;

2.	a proposal to approve the liquidation and dissolution of the Trust, subject to approval and consummation of the Sale Agreement, following the closing of the Asset Sale (the “Liquidation”);

3.	the election of three trustees; and

4.	such other matters as may properly come before the Annual Meeting.

More information about the Sale Agreement is contained in the accompanying proxy statement, which we strongly encourage you to read in its entirety. A copy of the Sale Agreement is attached as Annex A to the proxy statement. After careful consideration, our board of trustees has approved the execution of the Sale Agreement by the Trust and determined to submit the Sale Agreement and the Asset Sale to the Trust’s shareholders to consider and vote on approval without a recommendation.

If the Sale Agreement and the Asset Sale is approved by the shareholders, our Board recommends that shareholders also approve a plan of liquidation of the Trust’s assets and termination of the Trust, to be completed as soon as reasonably practicable after the closing of the Asset Sale. A copy of the Plan of Liquidation adopted by our board of trustees is attached as Annex B to the proxy statement.

YOUR VOTE IS VERY IMPORTANT. The Asset Sale cannot be completed unless, among other things, shareholders holding at least a majority of our outstanding shares approve the Asset Sale. The Liquidation cannot be completed unless shareholders holding at least a majority of our outstanding shares approve the Liquidation. We urgently need all shareholders to vote their shares. Included with this proxy statement is a proxy card for voting and a postage prepaid envelope to return your proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date your proxy card and return it promptly in the enclosed, pre-addressed, prepaid envelope to ensure that your shares will be represented and voted at the Annual Meeting.

Your prompt cooperation will be greatly appreciated. Thank you.

Sincerely,

John I. Bradshaw, Jr.

President and Chief Executive Officer

CENTURY REALTY TRUST

320 North Meridian Street, Suite 823

Indianapolis, Indiana 46204

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 30, 2006

NOTICE IS HEREBY GIVEN that an annual meeting of shareholders (including any adjournment or postponement thereof, the “Annual Meeting”) of Century Realty Trust will be held at the Skyline Club, located at One American Square (northwest corner of Ohio and Illinois Streets), 36th Floor, Indianapolis, Indiana, on Wednesday, August 30, 2006 at 10:30 a.m., local time, to consider and vote on the following matters:

1.	a proposal to approve the Asset Purchase Agreement dated as of March 17, 2006 (as amended, the “Sale Agreement”), which authorizes the sale of substantially all of the assets of the Trust to Buckingham Properties, Inc.;

2.	a proposal to approve the liquidation and dissolution of the Trust, subject to approval and consummation of the Sale Agreement, following the closing of the Asset Sale (the “Liquidation”);

3.	the election of three trustees; and

4.	such other matters as may properly come before the Annual Meeting.

We strongly encourage you to review the accompanying proxy statement in its entirety for more information about the Asset Sale and the Liquidation. A copy of the Sale Agreement is attached as Annex A to the proxy statement, and a copy of the plan of liquidation adopted by the board of trustees is attached as Annex B to the proxy statement. The proxy statement and its appendices form a part of this Notice.

Only shareholders of record at the close of business on July 27, 2006, may vote at the Annual Meeting. A complete list of shareholders of record entitled to vote at the Annual Meeting will be available for review during ordinary business hours for a period of 10 days before the Annual Meeting at our executive offices.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, please complete, sign and return the enclosed proxy promptly in the accompanying reply envelope as soon as possible to make sure that your shares are represented and voted.

By Order of the Board of Trustees

Indianapolis, Indiana	John W. Adams
July 27, 2006	Secretary

CENTURY REALTY TRUST

320 North Meridian Street, Suite 823

Indianapolis, Indiana 46204

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the Board of Trustees of Century Realty Trust, an Indiana business trust, for use at an annual meeting of shareholders (including any adjournment or postponement thereof, the “Annual Meeting”). The Annual Meeting will be held on Wednesday, August 30, 2006 at 10:30 a.m., local time at the Skyline Club, One American Square (northwest corner of Ohio and Illinois Streets), 36th Floor, Indianapolis, Indiana.

We intend to mail this proxy statement, including Annexes and the accompanying proxy card, on or about July 31, 2006, to all shareholders entitled to vote at the Annual Meeting.

SUMMARY TERM SHEET

This summary highlights selected information included elsewhere in this proxy statement. This summary may not contain all of the information you should consider before voting on the proposal presented in this proxy statement. We strongly encourage you to read the entire proxy statement carefully, including the attached Annexes. For your convenience, we have included cross references to direct you to a more complete description of the topics described in this summary. In this proxy statement, “we”, “us” and “our” refer to the Trust, unless the context otherwise requires.

•	The Asset Sale (pages 16-33)

We have agreed to sell substantially all of our assets to Buckingham Properties, Inc. (“Buckingham”). On closing, Buckingham will pay to the Trust a total of $58,100,000. The purchase price comprises assumption of mortgages having an approximate principal balance of $11,575,000 at the date of this proxy statement, and the balance of the purchase price, approximately $46,525,000 (subject to certain prorations), in cash. If the Asset Sale is approved and adopted by our shareholders, the closing will take place as soon as practicable after the Annual Meeting and the satisfaction of certain other conditions to closing. Buckingham made a $100,000 deposit (“earnest money deposit”) after execution of the Sale Agreement.

•	The Trust’s Use of Proceeds from the Asset Sale (pages 23-24)

We estimate that the expenses of the Asset Sale will be approximately $1.1 million. We also estimate that the cash portion of the purchase price will be reduced by prorations and credits required pursuant to the Sale Agreement equal to approximately $1,735,000, resulting in net cash proceeds of the Asset Sale of approximately $43.7 million. We estimate the net cash proceeds of the Asset Sale will be used as follows:

Repayment of Senior Indebtedness	$12,104,000
Payment of Prepayment Penalties and Assumption Fees	608,000
Establishment of Liquidation Contingency Reserve	1,100,000
Minority Interest in Properties	479,000
Initial Distribution to Shareholders on Completion of Asset Sale	29,407,000

Total	$43,698,000

In addition to the distribution from the net proceeds of the Asset Sale, the Trust also intends to distribute an additional approximately $2.1 million to the shareholders from the Trust’s cash on hand, for aggregate initial distributions of approximately $31.6 million, or $17.50 per share. The Trust will likely make the distributions from cash on hand prior to the closing of the Asset Sale.

After the initial distribution to shareholders, the Trust’s remaining assets will consist largely of the Trust’s interest in cash held by its affiliated partnerships which will be liquidated after the closing of the Asset Sale, its Carmel Industrial property in Carmel, Indiana, which is not being sold to Buckingham, and a liquidation contingency reserve of $1.1 million. We estimate the aggregate value of the retained assets at approximately $5.5 million. After the payment of the costs of operation and professional fees during liquidation, we expect the total liquidating distributions to be between $20.50 and $21.00 per share. Unforeseen liabilities asserted during the liquidation will reduce the amount of the distributions.

The Trust expects that a final distribution of the remaining assets of the Trust and the balance, if any, of the contingency reserve, will be made not later than 6 months after the completion of the Asset Sale.

•	The Liquidation (pages 36-38)

Our board of trustees has adopted a plan of liquidation for the assets of the Trust remaining after the closing of the Asset Sale. If the Asset Sale and the Liquidation are approved, the Trust’s remaining assets will be liquidated, its remaining debts paid and the remaining proceeds distributed to our shareholders. The Trust intends to complete the Liquidation as soon as practicable after the closing of the Asset Sale.

•	Reasons for the Asset Sale and the Liquidation (page 19)

•	The shareholders, by resolution adopted at the Trust’s 2004 annual meeting of shareholders, recommended that the board of trustees promptly sell all of the assets of the Trust and enter into a plan of complete liquidation.

•	Immediately after the Trust’s 2005 annual shareholder meeting, one of the Trust’s large shareholders publicly wrote the board of trustees demanding that the board follow the preference of a majority of the shareholders as expressed at the 2004 annual shareholder meeting. The letter pointed out that the Trust was far too small to be a public company even before the passage of the Sarbanes-Oxley Act of 2002, and had no realistic hope of reaching a critical mass that would justify continuing as a public company.

•	Following consultation with its advisers, the board concluded that remaining a small, independent company, or enlarging the Trust by acquisition of additional assets were not viable alternatives. The trustees concluded that a sale of the Trust’s assets would be the most effective way to maximize shareholder value.

•	While some of the trustees believed that the Trust’s assets should have garnered a higher price, nonetheless, all of the trustees believed that the Buckingham proposal was sufficiently high that the shareholders should have the opportunity to consider it. While one trustee objected that the capital expenditure requirement was too onerous, the board authorized entering into the Sale Agreement with Buckingham and agreed to submit it to the shareholders for their consideration, without a recommendation on whether to accept or reject the Sale Agreement and the Asset Sale.

•	Representations and Warranties, Covenants (pages 27-29)

The Sale Agreement contains customary representations, warranties and covenants. No representations and warranties will survive the closing.

•	Termination of the Sale Agreement (pages 29-30)

Either the Trust or Buckingham can terminate the Sale Agreement if:

•	we fail to obtain shareholder approval of the transaction at the Annual Meeting;

•	the capital expenditures required by the Sale Agreement exceed the agreed upon maximum dollar amount and we elect not to spend more than that maximum amount;

•	either party breaches the Sale Agreement;

•	the Asset Sale does not close by September 25, 2006 (unless an extension of that date is necessary to secure approval by the Department of Housing and Urban Development);

•	if our board of trustees fails to recommend Buckingham to the shareholders in the event we receive an unsolicited proposal which is deemed superior by our board of trustees.

Buckingham can terminate the Sale Agreement unilaterally if:

•	the mortgages to be assumed are not assumable;

•	our representations and warranties become untrue in any material respect;

•	Buckingham has objections to the title commitment or surveys and we elect not to address them;

•	Buckingham is unable to obtain financing within 14 days after we obtain the required approvals, including shareholder approval.

Generally, upon a termination, Buckingham will be entitled to a refund of its $100,000 earnest deposit upon termination of the Sale Agreement, unless it breaches the agreement. In certain cases, we will be required to reimburse Buckingham for its costs and expenses of the due diligence process. In other cases, we will have to reimburse Buckingham for all of its costs and expenses related to the Asset Sale.

•	Closing of the Asset Sale (page 30)

The closing of the Asset Sale is to take place as soon as practicable following the date we obtain shareholder approval of the proposed transaction at the Annual Meeting.

•	Conditions to Closing of the Asset Sale (page 29)

The parties’ obligations to consummate the Asset Sale as set forth in the Sale Agreement will be subject to the satisfaction or waiver of a number of closing conditions. The closing conditions to the Asset Sale include the following:

•	the Trust’s shareholders must have approved the Asset Sale;

•	Buckingham’s obtaining financing for the Asset Sale; and

•	the Department of Housing and Urban Development must have approved the assumption of indebtedness with respect to the four properties subject to HUD insured mortgage loans.

•	Regulatory Approvals (page 30)

The Asset Sale and the Liquidation are subject to the Department of Housing and Urban Development approval of the assumption of indebtedness with respect to four of the 16 properties we are selling to Buckingham.

•	Interests of Management, Trustees and Significant Shareholders in the Asset Sale (page 33)

No trustee, executive officer, associate of any trustee or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Asset Sale that is not otherwise shared by all other shareholders. An affiliate of Buckingham manages 13 of the 16 properties it is purchasing from the Trust, including properties that represent substantially all of the aggregate value of the Trust’s properties.

•	Tax Consequences of the Asset Sale and Liquidation (pages 31-33)

In general, real estate investments trusts (such as the Trust) are taxed in a manner similar to a conduit. That is, the Trust itself does not pay tax on the income that it distributes to its shareholders. However, real estate investment trusts do pay tax on real estate investment trust taxable income, undistributed capital gains, and income from certain foreclosure property and prohibited transactions. Thus, so long as the Trust distributes all of its income, satisfies prescribed income tests, and avoids having income from foreclosure property and prohibited transactions, it will not pay any tax as a result of the Asset Sale and Liquidation. Instead, the shareholders of the Trust will pay tax on the income distributed to them by the Trust.

The distributions made by the Trust to its shareholders generally will be treated in the same manner as dividends from any corporation. To the extent the Trust has accumulated earnings and profits, the distribution will result in dividend treatment. Distributions in excess of the Trust’s accumulated earnings and profits will result in a return of basis in each shareholder’s shares with any additional amount being treated as gain from the sale or exchange of property. The Trust may designate some of its distribution as capital gain dividends by sending written notice of such designation to its shareholders. If the Trust elects to do so, shareholders will incur tax on these distributions at the lower rates applicable to certain capital gains. Currently, these lower rates range from 5% to 28%, depending on the particular facts of the distribution and each shareholder’s own tax situation.

Indiana’s definition of corporations subject to the Adjusted Gross Income Tax includes a reference to real estate investment trusts. Accordingly, Indiana treats the Trust in the same way as other Indiana corporations and the Trust is subject to Indiana’s Adjusted Gross Income Tax. The Asset Sale itself involves the transfer of a limited amount of tangible personal property. However, the Asset Sale should be considered an occasional sale of such tangible personal property and should not give rise to any additional Indiana Gross Retail and Use Tax. Under Indiana law, the Trust’s officers and directors remain personally liable for any acts or omissions resulting in the distribution of corporate assets in violation of the state’s interests in any unpaid state taxes for a period of one year following the filing of a final tax return (or any required notification, if later). This liability can be avoided if the Trust obtains a clearance from the Department, which the Trust intends to do in connection with the Asset Sale and Liquidation.

We recommend that you consult your own tax adviser regarding the federal, state, and local tax consequences to you of the proposed Asset Sale and the Liquidation.

•	Dissenters’ / Appraisal Rights (page 33)

Holders of our shares will not be entitled to appraisal and dissenters’ rights in connection with the Asset Sale under the Indiana Business Trust Act of 1963.

•	Opinion of Financial Adviser (pages 19-23)

On March 17, 2006, City Securities Corporation, the Trust’s financial adviser, delivered to the Trust’s board of trustees, City’s opinion that the consideration to be paid by Buckingham to the Trust in connection with Asset Sale is fair to the Trust from a financial point of view.

•	Shareholder Vote Required to Approve the Proposals (page 14)

Once a quorum has been established, for the Asset Sale to be approved and authorized, holders of at least a majority of our outstanding shares must vote “FOR” the proposal.

For the Liquidation to be approved and authorized, the Asset Sale must be approved and holders of at least a majority of our outstanding shares must vote “FOR” the proposal.

Our shareholders elect our trustees by a plurality vote.

Trustees and executive officers of the Trust beneficially owning 226,699, or approximately 12.6%, of the Trust’s outstanding shares, have indicated to the Trust that they intend to vote their shares of the Trust in favor of the approval of the Sale Agreement and the Asset Sale. All of the trustees have indicated that they intend to vote for the Liquidation and the nominees for trustee. No trustees or executive officers have indicated a present intention to vote against any of the proposals. The Trust’s trustees and executive officers collectively beneficially own an aggregate of 599,243 Trust shares, or 33.1% of the Trust’s outstanding shares.

•	Liquidation Procedure (pages 36-38)

In the event that the Liquidation is approved by the shareholders and the Asset Sale is consummated, the officers of the Trust will be directed to commence the immediate liquidation of the Trust. The Trust will cease to carry on its business, except to the extent necessary for the winding up of the Trust. The officers will proceed as soon as possible to collect or make provision for the collection of all known debts due or owing to the Trust, pay or make provision for the payment of all known debts, obligations, and liabilities of the Trust according to their priorities, and will give notice to each creditor of and claimant against the Trust. The officers will be authorized to sell, transfer or otherwise dispose of all remaining property and assets of the Trust, if any, and all tangible or intangible property, including money, remaining after the discharge of, or after making adequate provision for the discharge of, the debts, obligations and liabilities of the Trust will be distributed on a pro rata basis to the shareholders. No further shareholder votes will be solicited.

The board of trustees has determined to establish a reserve of approximately $1.1 million which it believes will be sufficient to satisfy the liabilities, expenses, and obligations of the Trust not otherwise paid, provided for or discharged at or immediately after the closing of the Asset Sale.

•	Liquidating Distributions (pages 37-38)

The board has not established a firm timetable for distributions to shareholders. If the closing of the Asset Sale takes place, the board will, subject to the requirements for maintaining adequate reserves to pay all of the Trust’s liabilities and obligations, make such distributions as promptly as practicable consistent with maximizing shareholder value. The board of trustees presently intends to pay initial distributions of approximately $17.50 per share to shareholders within two weeks after the closing of the Asset Sale, provided that at that time the board is of the opinion that the expected $1.1 million reserve is adequate to provide for the Trust’s obligations, liabilities (actual and contingent) and expenses. The Trust expects a second, and final, distribution to shareholders will be made not later than February 2007.

•	Recommendations of Our Board of Trustees (pages 8, 33 and 36)

After careful consideration, our board of trustees has approved the execution of the Sale Agreement by the Trust and determined to submit the Sale Agreement and the Asset Sale to the Trust’s shareholders for approval without a recommendation. If the Sale Agreement and Asset Sale are approved by the shareholders, the board recommends that you vote “FOR” the Liquidation. The board recommends that you vote “FOR” the nominees for trustee named on the proxy card accompanying this proxy statement.

QUESTIONS AND ANSWERS

Following are some commonly asked questions that may be raised by our shareholders and answers to each of those questions.

1.	When and where will the Annual Meeting take place?

The Annual Meeting will be held on Wednesday, August 30, 2006 at the Skyline Club, located at One American Square, 36th Floor, Indianapolis, Indiana, beginning at 10:30 a.m. local time.

2.	What am I being asked to vote on at the Annual Meeting?

At the Annual Meeting, you will be asked to vote upon the following:

•	a proposal to approve the Sale Agreement, which authorizes the sale of substantially all of the assets of the Trust to Buckingham;

•	a proposal to approve the Liquidation;

•	the election of three trustees; and

•	such other matters as may properly come before the Annual Meeting.

3.	How does the board recommend that I vote on the proposal to approve the Sale Agreement?

After careful consideration, our board of trustees has approved the execution of the Sale Agreement by the Trust and determined to submit the Sale Agreement and the Asset Sale to the Trust’s shareholders to consider and vote on approval without a recommendation.

4.	How does the board recommend that I vote on the proposal to approve the Liquidation?

If the shareholders of the Trust approve the Sale Agreement and the Asset Sale, the board of trustees recommend that you vote “FOR” the proposal to approve the Liquidation.

5.	How does the board recommend that I vote on the election of trustees?

The board of trustees unanimously recommends that you vote “FOR” the nominees named on the proxy card accompanying this proxy statement.

6.	How do I vote?

Sign and date each proxy card you receive and return it in the enclosed envelope prior to the Annual Meeting.

7.	Can I change my vote?

Yes. You may change your proxy instructions at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by taking any of the following actions:

•	filing a written notice of revocation with our corporate secretary at our principal executive office (320 North Meridian Street, Indianapolis, Indiana 46204);

•	filing a properly executed proxy showing a later date with our corporate secretary at our principal executive office; or

•	attending the Annual Meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).

8.	What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

9.	What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted.

10.	Who is entitled to vote at the Annual Meeting?

Only holders of record of our shares as of the close of business on July 27, 2006 are entitled to notice of and to vote at the Annual Meeting.

11.	How many shares were outstanding on the record date?

At the close of business on July 27, 2006, the record date, there were 1,806,324 of our shares outstanding and entitled to vote. A shareholder may vote (a) shares that are held of record directly in the shareholder’s name, and (b) shares held for the shareholder, as the beneficial owner, through a broker, bank or other nominee. At the meeting, each outstanding share will be entitled to one vote.

12.	What is a “quorum” for purposes of the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. A “quorum” is a 33 1/3% of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

13.	What vote is required to approve the proposals?

Once a quorum has been established, for the Asset Sale to be approved and authorized, holders of at least a majority of our outstanding shares must vote “FOR” the proposal.

For the Liquidation to be approved and authorized, the Asset Sale must be approved and holders of at least a majority of our outstanding shares.

Our shareholders elect our trustees by a plurality vote. Accordingly, the three nominees who receive the most votes will be elected.

If your shares are held in street name, your broker will vote your shares for you only if you provide instructions to your broker on how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your broker cannot vote your shares on the Asset Sale or Liquidation proposals without specific instructions from you. Because the affirmative vote of at least a majority of our outstanding shares is required to approve and authorize the Asset Sale, and the affirmative vote of at least a majority of our outstanding shares is required to approve the Liquidation, a failure to provide your broker with instructions on how to vote your shares will have the effect of a vote against those proposals.

14.	What happens if I abstain?

Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, as will the shares of shareholders who attend the meeting but abstain from voting. For purposes of determining the outcome of the Asset Sale and Liquidation proposals, shares represented by such proxies or held by such attending shareholders will be treated as votes against the proposals. Abstentions will have no effect on the election of trustees.

15.	How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the Asset Sale, the Liquidation and the election of trustees, as described in this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders, Larry S. Boulet, Frank M. Hapak and Neil C. McKinnon, to vote on such matters at their discretion.

16.	Who will bear the cost of this solicitation?

The Trust will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Our trustees, officers and employees (acting without additional compensation) may solicit proxies personally or by telephone, email, or direct contact.

We will provide copies of these proxy materials to banks, brokerages, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners.

RISK FACTORS

You should carefully consider the following risk factors relating to the Asset Sale and the Liquidation before you decide whether to vote for the proposals to approve and authorize the Asset Sale or the Liquidation. You should also consider the other information in the proxy statement and the additional information in our other reports on file with the Securities and Exchange Commission.

Our business may be harmed if the Asset Sale disrupts the operations of our business and prevents us from realizing intended benefits.

Whether or not the Asset Sale and the Liquidation are completed, they may disrupt our business and prevent us from realizing intended benefits as a result of a number of obstacles, such as:

•	loss of key employees or trustees;

•	disruption of our relationships with our business partners;

•	failure to adjust or implement our business model;

•	additional expenditures required to facilitate the Asset Sale; and

•	the diversion of management’s attention from our day-to-day business.

The failure to complete the Asset Sale may result in a decrease in the market value of our shares.

The Asset Sale is subject to a number of contingencies, including approval by our shareholders and other customary closing conditions. We cannot predict whether we will succeed in obtaining the approval of our shareholders, or that the other conditions to closing the Asset Sale will be satisfied. As a result, we cannot assure you that the Asset Sale will be completed. If our shareholders fail to approve the proposal at the Annual Meeting or if the Asset Sale is not completed for any other reason, the market price of our shares may decline.

If our shareholders do not approve and authorize the Asset Sale, there may not be any other offers from potential acquirers.

If our shareholders do not approve the Asset Sale, we may seek another strategic transaction, including the sale of all or part of our business. Although we have had such discussions with various parties in the past, none of these parties may now have an interest in a strategic transaction with the Trust or be willing to offer a reasonable purchase price.

Our continued status as a REIT is uncertain, and if we fail to qualify as a REIT we may be subject to corporate income taxes.

To maintain our status as a REIT we must, among other things, continue to derive income from qualified sources, principally rents from real property and gains from the sale or exchange of real estate assets. Given the changes in the nature of our assets that will result from the Asset Sale, and the need to retain certain assets to meet our liabilities, we cannot assure that we will continue to meet the REIT qualifications tests through the completion of the Liquidation. If we fail to qualify as a REIT, either inadvertently or because our board of trustees determines that the failure to qualify as a REIT is in the best interests of the Trust, we would be taxed as a corporation for federal income tax purposes and would be liable for federal income taxes at the corporate rate with respect to our income from operations for the taxable year in which our qualification as a REIT terminates and in any subsequent years. In addition, our shareholders may have to report as income any dividends we pay to our shareholders after our qualification as a REIT terminates.

Because approval of the Liquidation is not a condition of approval or completion of the Asset Sale, we may be required to continue in business in an unfavorable position.

Approval of the Liquidation is not a condition of the approval or completion of the Asset Sale. Accordingly, if our shareholders approve the Asset Sale but do not approve the Liquidation, we may be left in an unfavorable business position. Factors that could adversely affect us that would result from a failure to approve the Liquidation include:

•	the loss of our status as a REIT if our income is no longer derived from real estate investments, with the resulting tax liabilities discussed in the preceding paragraph;

•	a possible requirement to register the Trust as an investment company under the Investment Company Act of 1940 if we invest the cash proceeds of the Asset Sale in investment securities, and the attendant expense of such registration; and

•	the uncertainties and risks of reinvesting the proceeds of the Asset Sale in real estate investments, including locating suitable investments that will produce a reasonable return, negotiating reasonable purchase prices, and completing the acquisition of new real estate investments.

If the contingency reserve to be established by our trustees to cover certain liabilities and expenses of the Trust not paid immediately after the closing of the Asset Sale is not a sufficient amount, shareholders may have to return a portion of any distributions made to them in the Liquidation for the benefit of the Trust’s creditors.

The Trust’s board of trustees intends to establish a contingency reserve with a portion of the proceeds of the Asset Sale, to fund the operation of the Trust until termination, and any liabilities and expense obligations of the Trust not paid immediately after the closing of the Asset Sale. If the Contingency Reserve and other assets held by the Trust are exceeded by the amount ultimately found payable in respect of expenses and liabilities, each shareholder could be held liable for his, or her pro rata share of the excess, limited to the amounts received by the shareholders in distributions from the Trust.

A delay in approval by the Department of Housing and Urban Development of the assumption of the mortgage indebtedness with respect to the four properties subject to HUD insured mortgage loans may delay the closing of the Asset Sale and distributions to the Trust’s shareholders.

Four of the 16 properties we are selling to Buckingham are subject to mortgages insured by the Department of Housing and Urban Development. Approval by HUD of the assumption of those mortgages is a condition to the closing of the Asset Sale. HUD has not yet approved the assumptions. A delay in HUD approval may delay the closing of the Asset Sale and distributions to our shareholders.

The Trust will sell its Carmel Industrial property separately from its other properties, and it is uncertain when the Trust will be able to complete a sale of the Carmel Industrial property or at what price the sale will be completed.

The Trust’s Carmel Industrial property in Carmel, Indiana, is not included in the properties being sold to Buckingham. The Trust will sell the Carmel Industrial property separately. We cannot assure you when or at what price the Trust will be able to sell the Carmel Industrial property, or whether we will find a buyer willing to pay a price we consider to be adequate.

A delay in the sale of the Carmel Industrial property may result in a delay in the final distribution of the proceeds of the liquidation of the Trust and increase the expenses of the Liquidation.

A delay in the sale of the Carmel Industrial property will not delay the closing of the Asset Sale or the initial distribution of the proceeds of the Asset Sale, but it may delay the final distribution of the proceeds of the Liquidation and may increase the expenses of the Liquidation. The Trust manages the Carmel Industrial property directly and would need to maintain sufficient staff to manage the property or engage a property manager to manage the property until it is sold.

Groundwater contamination at the Carmel Industrial property may require remediation before the property can be sold and would increase the expenses of the Liquidation.

In May and June 2006 a “Phase 2” environmental study of the Carmel Industrial property discovered groundwater contamination on the property. The Trust believes that remediation of the groundwater contamination will cost from $30,000 to $250,000, depending upon the remedy required. The Trust may be required to remediate the groundwater contamination before selling the Carmel Industrial property. The cost of the remediation will reduce the amount of proceeds available for shareholders in the final distribution of the proceeds of the Liquidation.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Those statements herein that involve expectations or intentions (such as those related to the closing of the transactions contemplated by the Sale Agreement, our use of proceeds from the Asset Sale, and the Liquidation, as well as those relating to the effects on the Trust if the Asset Sale does not occur) are forward-looking statements within the meaning of the U.S. securities laws, involving risks and uncertainties, and are not guarantees of future performance. You are cautioned that these statements are only predictions and that forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to: future decisions by the Securities and Exchange Commission or other governmental or regulatory bodies; the vote of our shareholders; business disruptions resulting from the announcement of the Sale Agreement or the closing of the Asset Sale; and other risks outlined in our filings with the SEC. All forward-looking statements are effective only as of the date they are made and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

THE ANNUAL MEETING

We are furnishing this proxy statement to our shareholders as part of the solicitation of proxies by our board of directors for use at the Annual Meeting.

When and Where the Annual Meeting Will be Held

We will hold the Annual Meeting at the Skyline Club, located at One American Square, 36th Floor, Indianapolis, Indiana, on Wednesday, August 30, 2006 at 10:30 a.m., local time.

What Will be Voted Upon

At our Annual Meeting, we are asking holders of record of the Trust common stock to consider and vote on the following proposals:

•	a proposal to approve the Sale Agreement, which authorizes the sale of substantially all of the assets of the Trust to Buckingham;

•	a proposal to approve the Liquidation, subject to approval and completion of the Asset Sale;

•	the election of three trustees; and

•	such other matters as may properly come before the Annual Meeting.

Voting Securities; Quorum

Only holders of record of the Trust shares at the close of business on July 27, 2006, the record date, are entitled to notice of and to vote at our Annual Meeting. On the record date, 1,806,324 our shares were issued and outstanding and held by approximately 2,340 holders of record. Holders of record of the Trust shares on the record date are entitled to one vote per share at the Annual Meeting on each proposal. We will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

A quorum is necessary to hold a valid Annual Meeting. A quorum will be present at the Annual Meeting if the holders of at least 33 1/3% of our shares outstanding and entitled to vote on the record date are present, in person or by proxy. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Shares voting against any of the proposals will not be voted in favor of adjournment. Abstentions, discussed below, count as present for establishing a quorum for the transaction of all business.

Votes Required for Approval

Approval of the Asset Sale requires approval by the holders of at least a majority of our outstanding shares entitled to vote at the Annual Meeting. Approval of the Liquidation requires approval by holders of at least a majority of our outstanding shares entitled to vote. If we have insufficient votes to approve the Asset Sale or the Liquidation at the Annual Meeting, even if a quorum is present, we expect that the Annual Meeting will be adjourned to solicit additional proxies. If we fail to obtain the requisite vote for approval and authorization of the Asset Sale and the Liquidation, we will not be able to consummate the Asset Sale or the Liquidation as currently contemplated.

Voting Your Shares and Changing Your Vote

You may vote by proxy or in person at the Annual Meeting.

Voting in Person—If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a proxy from the record holder (your broker, bank or nominee) of the shares authorizing you to vote at the Annual Meeting.

Voting by Proxy—All shares represented by properly executed proxies received in time for the Annual Meeting will be voted in the manner specified by the shareholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted for the approval and authorization of the Asset Sale, the Liquidation and the nominees for trustee named on the proxy card.

Revocation of Proxy—Submitting a proxy on the enclosed form does not preclude a shareholder from voting in person at the Annual Meeting. A shareholder of record may revoke a proxy at any time before it is voted by filing with our corporate secretary a duly executed revocation of proxy, by submitting a duly executed proxy to our corporate secretary with a later date or by appearing at the Annual Meeting and voting in person. A shareholder of record may revoke a proxy by any of these methods, regardless of the method used to deliver the shareholder’s previous proxy. Attendance at the Annual Meeting without voting will not by itself revoke a proxy. If your shares are held in street name, you must contact your broker, bank or nominee to revoke your proxy.

How Proxies are Counted

Only shares affirmatively voted for the approval and authorization of the Asset Sale, and properly executed proxies that do not contain voting instructions, will be counted as favorable votes for the Asset Sale. Similarly, only shares affirmatively voted for the approval and authorization of the Liquidation, and properly executed proxies that do not contain voting instructions, will be counted as favorable votes for the Liquidation. Trust shares held by persons attending the Annual Meeting but not voting, and shares for which we received proxies but with respect to which holders of those shares have abstained from voting on the Asset Sale or the Liquidation, will have the same effect as votes against the Asset Sale or the Liquidation.

Shareholders elect our trustees by plurality vote. Accordingly, the three nominees who receive the most votes will be elected. Abstentions will have no effect on the election of trustees.

Cost of Solicitation

We are soliciting proxies for the Annual Meeting from our shareholders. We will bear the entire cost of soliciting proxies from our shareholders, which includes the costs of preparing, assembling, printing, mailing and distributing these proxy materials. We may solicit proxies by personal interview, mail, telephone and electronic communications.

We will provide copies of these proxy materials to banks, brokerages, fiduciaries and custodians holding in their names Trust shares beneficially owned by others so that they may forward these proxy materials to the beneficial owners. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners.

PROPOSAL NO. 1: THE ASSET SALE

This section of the proxy statement describes certain aspects of the Asset Sale to Buckingham. However, this description may not be complete or may not provide all the information that may be important to you. We highly recommend that you carefully read the complete Sale Agreement included as Annex A to this proxy statement for the precise legal terms of the agreement and other information that may be important to you.

The Companies

Century Realty Trust

The Trust is a REIT. Our principal business is the ownership of income-producing real properties, consisting of 17 commercial or residential properties.

Our principal executive offices are located at 320 North Meridian Street, Suite 823, Indianapolis, Indiana 46204 and the telephone number of our principal executive offices is (317) 632-5467.

Buckingham

Buckingham Properties, Inc. is an Indianapolis based developer and operator of apartment communities with operations throughout the Midwest.

Buckingham’s principal executive offices are located at 333 North Pennsylvania Street, 10th Floor, Indianapolis, Indiana 46204 and the telephone number of its principal executive offices is (317) 974-1234.

Background of the Sale of the Trust

At the Trust’s 2004 annual meeting of shareholders, the shareholders adopted a proposal recommending that the board of trustees promptly sell all of the assets of the Trust and enter into a plan of complete liquidation. The board of trustees, mindful of their fiduciary obligations to the shareholders, resisted the motion based on a lack of conviction that a publicly-demanded sale of the assets would maximize shareholder value. Moreover, there were significant expenditures that had been made that were designed to increase both occupancy and the overall value of some of the Trust’s rental properties.

After the shareholder resolution was adopted, the board of trustees and the management focused on upgrading certain of the properties to increase occupancy and to ready the Trust for a sale of substantially all of its assets. Between the annual shareholder meetings of 2004 and 2005, one of the Trust’s apartment buildings was damaged in a fire. It was repaired in order for it to be readied for sale.

Immediately after the Trust’s 2005 annual shareholder meeting, one of the Trust’s large shareholders publicly wrote to the board of trustees demanding that they follow the preference of a majority of the shareholders as expressed at the 2004 annual meeting. The letter pointed out that the Trust was far too small to be a public company even before the passage of the Sarbanes-Oxley Act of 2002, and had no realistic hope of reaching a critical mass that would justify continuing as a public company. The board of trustees responded by informing the Trust’s shareholders that the board was open to all options to maximize shareholder value.

In the summer of 2005, the board of trustees and management began interviewing professional advisers to assist them in considering strategic alternatives, including a possible sale of the Trust’s assets. On September 15, 2005, the Trust engaged Sommer Barnard PC as its legal counsel to help in any proposed transaction. On September 20, 2005, the Trust hired City Securities as its financial adviser to explore strategic alternatives on behalf of the Trust, including a sale of substantially all of the Trust’s assets. City Securities agreed to work with Holliday Fenoglio Fowler, LP and Greystone & Co., Inc., two nationally recognized investment banking firms specializing in real estate transactions, to aid in its search for suitable acquirers.

City Securities then prepared a confidential memorandum concerning the Trust, conducted due diligence and analyzed the Trust’s value. In a board of trustees meeting on January 6, 2006, City Securities summarized its efforts to that date. It identified approximately 150 potential strategic partners that might be interested in acquiring substantially all of the Trust’s assets, by purchase, merger or otherwise. The Trust received more than 75 inquiries and entered into confidentiality agreements with approximately 30 potential acquirers. Each acquirer executing a confidentiality agreement received the confidential memorandum from City Securities.

After discussions among the Trust, City Securities and those potential acquirers, 20 of them gave serious indications of interest. The board of trustees determined that about 10 of those merited further consideration. Two of the candidates had the highest price proposals. Of those, Buckingham’s offer both represented the highest amount of money that any acquirer was willing to pay for the Trust’s assets, and the offer that would result in the highest payout to the Trust’s shareholders upon liquidation.

At a board of trustees meeting on January 19, 2006, City Securities summarized the indications of interest of the seven leading bidders.

The material differences in the economic terms of the seven leading bids were as follows:

Bidder	Properties Proposed to Be Purchased	Purchase Price as a Percentage of Appraised Value of Properties to Be Purchased	Other Significant Terms
A	13 apartment properties	94	—
B	3 commercial properties	75	—
C	3 commercial properties	70	—
D	1 commercial property	72	—
E	1 commercial property	65	To close not earlier than April 2007
F	All Trust properties	—[1]	Proposed to acquire up to 49% of the Trust’s shares in a merger
Buckingham	All Trust properties	100	—

[1]	Bidder F proposed a reverse merger transaction with the Trust’s shares valued at less than a premium to their then current trading price.

At the January 19 meeting, City Securities presented a draft letter of intent from Buckingham and City Securities’ analysis of Buckingham’s proposal. The board of trustees made numerous comments regarding aspects of the proposal, including the fact that the letter of intent did not match what City Securities had been told by Buckingham. One of the trustees expressed frustration both about the price being offered and the fact that the highest bidder was the manager of the apartment buildings owned by the Trust. In a vote with respect to the proposed letter of intent, the board of trustees deadlocked, with one trustee abstaining.

The trustees met again on January 24, 2006. At that meeting, City Securities explained that Buckingham was willing to modify its proposal in the following respects: (i) shortening the timing of the transaction; (ii) absorbing the cost of ALTA surveys; and (iii) paying full value for whatever replacement reserves they received.

City Securities also explained that the other bidders had modified their proposals as well, and discussed the modified offers with the board. To achieve a higher per share price, Bidder F was willing to do a reverse merger valued at $20 per share, but needed a larger percentage of the existing shareholders to continue to own their shares. Bidder A increased its bid by $2 million, but remained significantly below the Buckingham bid. Bidder B revised its bid to cover a single property, and was not willing to pay appraised value for the property. A new bidder was willing to purchase a single property at 85% of its appraised value. One of the trustees asked the City Securities representative whether City Securities would opine that the price being offered by Buckingham was fair to the Trust and its shareholders from a financial point of view. The City Securities representative replied that it would.

The board of trustees analyzed and discussed the modified offers in great detail and compared them to the Buckingham proposal. After further discussion of the merits of Buckingham’s offer, the board of trustees unanimously approved entering into a letter of intent, provided the letter of intent was modified to address the board’s concerns and reflected the transaction that the board understood was Buckingham’s intent. The Trust and Buckingham executed a non-binding letter of intent on February 3, 2006, which included an increase in the purchase price.

Representatives of Buckingham and the Trust immediately began negotiating the definitive agreement. At the regularly scheduled board meeting on March 9, 2006, representatives of City Securities and Sommer Barnard presented the most recent form of the definitive agreement. The trustees raised several questions with respect to specific issues and the board meeting was adjourned until the following day to evaluate a competing offer that the Trust had received that day. The board reconvened its meeting by telephone on March 10, 2006. After discussion of the new offer, the board concluded that Buckingham’s offer would result in the greatest value to shareholders of the offers received by the Trust to that time. The board concluded that if a satisfactory definitive agreement with Buckingham was negotiated, it should be submitted to the shareholders to consider and vote on approval without a recommendation of the board.

After additional negotiations between the Trust and Buckingham, the board of trustees held a telephonic meeting the evening of March 14, 2006. During that meeting, the representative of Sommer Barnard identified six specific issues dividing Buckingham and the Trust. The board gave guidance with respect to its desire on the handling of those issues and, assuming satisfactory resolution of them, unanimously authorized the execution of the definitive agreement and the submission of it to the shareholders to consider and vote on approval of the definitive agreement, without a recommendation of the board. The board also unanimously authorized adoption of a plan of liquidation, conditioned on shareholder approval and the closing of the definitive agreement, and recommended that the shareholders approve the plan of liquidation if the definitive agreement was approved.

The Trust’s representatives negotiated the specific items that the board of trustees had requested and reached a conclusion on them with Buckingham’s representative. One of the trustees objected to the resolution of one of the issues and requested an additional meeting of the board of trustees to consider that matter, the overall amount that might have to be spent by the Trust on capital expenditures before the closing of the Asset Sale.

The board of trustees met again on March 17, 2006. At that meeting, Mr. Wise discussed the resolutions of the issues in the definitive agreement. All trustees agreed with the resolution of five of the six issues. On the question of the capital expenditure limit, a full discussion was had of the amount, the possible ramifications and the possible outcomes. At the end of the discussion all of the trustees except Mr. Bradshaw voted in favor of the resolution of the capital expenditure issue and in favor of signing the definitive agreement. Based on the shareholders’ adoption of the 2004 shareholder proposal, the board determined to submit the Sale Agreement and the Asset Sale to the shareholders to consider and vote on approval without a recommendation of the board. City Securities issued its opinion that the proposed transaction is fair to the Trust and its shareholders from a financial point of view. On March 17, 2006, the Trust and Buckingham executed the definitive agreement.

After the execution of the definitive agreement, Buckingham requested that “Phase 2” environmental studies be conducted at 5 of the Trust’s properties. To permit the studies to be completed and analyzed, the Trust and Buckingham agreed to three extensions of deadline provided in the definitive agreement for Buckingham to terminate the definitive agreement if it discovered conditions that had a material adverse effect on the value of the properties.

The environmental studies revealed a need to adopt an operation and maintenance plan for asbestos, or for remediation of asbestos, at the Trust’s Eagle Creek Apartments property and groundwater contamination at the

Carmel Industrial property. To compensate it for the possible future costs of remediation, Buckingham proposed a reduction in the purchase price for the Trust’s assets. The Trust’s board of trustees rejected the proposal on the grounds that the proposed reduction in the purchase price for the Carmel Industrial property was excessive. The Trust’s counterproposal provided for the Trust to retain the Carmel Industrial property, with a reduction in the purchase price equal to the portion of the original purchase price allocated to that property, and a reduction in the purchase price of $350,000 with respect to the Eagle Creek Apartments. On May 30, 2006, the parties agreed to amend the definitive agreement to reflect the Trust’s counterproposal, resulting in an aggregate purchase price of $58,100,000 for the 16 properties purchased. Also on May 30, 2006, the last extension of Buckingham’s right to terminate the agreement due to the discovery of adverse conditions expired.

On July 26, 2006, the parties amended the Sale Agreement to extend the date after which either party may terminate the Sale Agreement for any reason to September 25, 2006. If HUD approval of the assumption of mortgages on the four properties subject to HUD insured mortgages has not been obtained by September 24, 2006, the parties agreed that the deadline will be further extended to a later date as may be reasonably required to obtain such approval.

Reasons for the Asset Sale and the Liquidation

•	The shareholders, by resolution adopted at the Trust’s 2004 annual meeting of shareholders, recommended that the board of trustees promptly sell all of the assets of the Trust and enter into a plan of complete liquidation.

•	Immediately after the Trust’s 2005 annual shareholder meeting, one of the Trust’s large shareholders publicly wrote the board of trustees demanding that the board follow the preference of a majority of the shareholders as expressed at the 2004 annual shareholder meeting. The letter pointed out that the Trust was far too small to be a public company even before the passage of the Sarbanes-Oxley Act of 2002, and had no realistic hope of reaching a critical mass that would justify continuing as a public company.

•	Following consultation with its advisers, the board concluded that remaining a small, independent company, or enlarging the Trust by acquisition of additional assets were not viable alternatives. The trustees concluded that a sale of the Trust’s assets would be the most effective way to maximize shareholder value.

•	While some of the trustees believed that the Trust’s assets should have garnered a higher price, nonetheless, all of the trustees believed that the Buckingham proposal was sufficiently high that the shareholders should have the opportunity to consider it. While one trustee objected that the capital expenditure requirement was too onerous, the board authorized entering into the Sale Agreement with Buckingham and agreed to submit it to the shareholders for their consideration, without a recommendation on whether to accept or reject the Sale Agreement and the Asset Sale.

Opinion of the Trust’s Financial Adviser.

The Trust retained City Securities as our financial adviser to work with the Trust as follows: (i) reviewing strategic alternatives; (ii) managing the process of a potential transaction; (iii) assisting the Trust with preparation of marketing materials, evaluating various structures and forms of any purchase, evaluating offers, and negotiating the financial aspects of the transaction; and (iv) rendering a fairness opinion in connection with the proposed Asset Sale. City Securities is an investment banking firm located in Indianapolis, Indiana.

At the meeting of our board of trustees on March 17, 2006, City Securities rendered its oral opinion to the board of trustees that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be received by the Trust was fair, from a financial point of view. After such meeting, City Securities delivered its written opinion, dated as of the same date, to our board of trustees that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be received by the Trust was fair, from a financial point of view. Except as described in the written opinion of City Securities, no limitations were imposed by our board of trustees upon City Securities with respect to the investigations made or procedures followed by it in rendering its opinions.

The full text of the written opinion of City Securities dated March 17, 2006, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex C to this proxy statement and is incorporated herein by reference. Our shareholders are urged to read the opinion in its entirety. City Securities’ written opinion is addressed to our board of trustees, is directed only to the consideration to be received in the proposed Asset Sale by the Trust and does not constitute a recommendation as to how any shareholder should vote at the Annual Meeting. The summary of the opinion of City Securities set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

In arriving at its opinion, City Securities, among other things:

•	met with members of the board of trustees and its counsel to discuss the transaction;

•	met with certain members of the senior management of the Trust to discuss the operations, financial condition, future prospects, and projected operations and performance of the Trust;

•	visited the Trust’s headquarters located in Indianapolis, Indiana;

•	reviewed the Trust’s filings with the SEC of annual reports on Form 10-K for 2002, 2003, 2004 and preliminary reports for 2005 and the quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2005, which the Trust’s management identified as being the most current quarterly financial statements available at the time;

•	reviewed internally prepared financial statements for the fiscal years 2002, 2003 and 2004, the year-to-date periods ended September 30, 2005 and the months of October and November 2005 and the months of January through June 2005 for each of the Trust’s individual properties;

•	reviewed forecasts and projections prepared by Buckingham (the current property manager for the Trust) and subsequently approved by the Trust’s management, with respect to the Trust, and its individual properties, for its fiscal years ending in 2005 through 2006;

•	participated in the board of trustees’ meetings from September 29, 2005 through March 17, 2006; and

•	identified and contacted additional potential buyers of the Trust in order to gauge interest in a potential transaction prior to entering into any agreement with Buckingham.

Pursuant to the terms of the engagement by the board of trustees, City Securities was involved with the Trust and its management in evaluating and determining the strategic alternatives available to the Trust, initiating the process of identifying and communicating with potential purchasers, creating marketing materials for the Trust (including the Confidential Information Memorandum dated November 2005 presented to and approved by the Trust’s management), evaluating offers and negotiating financial terms of the Asset Sale. City Securities was authorized to and did solicit expressions of interest from other parties with respect to the sale of all or any part of the Trust or any other alternative transaction. City Securities addressed the relative merits of the Asset Sale compared with alternative transactions to the board of trustees. Upon direction of the board of trustees, no opinion was expressed whether any such alternative transaction might produce consideration for our shareholders in an amount in excess of that contemplated in the Asset Sale.

City Securities also considered certain financial and stock market data of the Trust and such other information, financial studies, analyses and investigations and financial, economic and market criteria which it deemed relevant.

City Securities assumed and relied upon, without assuming responsibility or liability for independent verification, the accuracy and completeness of such information. City Securities did not conduct and was not provided with any valuation or appraisal of any assets, liabilities or shareholder equity of the Trust. In relying on financial analyses and forecasts provided to it, City Securities assumed that they were prepared reasonably based on assumptions reflecting the best currently available estimates and judgments by the Trust’s management as to our expected future results of operations and financial condition to which such analyses or forecasts relate. City

Securities expressed no view as to such analyses or forecasts or the assumptions on which they were based. City Securities also assumed that the Asset Sale, and the other transactions contemplated by the Sale Agreement will be consummated as described in the Sale Agreement. City Securities further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Asset Sale will be obtained without any adverse effect on us.

The projections furnished to City Securities were prepared by our management. We do not publicly disclose internal management projections of the type provided to City Securities in connection with City Securities’ analysis of the Asset Sale, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections.

City Securities’ opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to City Securities as of, the date of such opinion. Subsequent developments may affect City Securities’ opinion, and City Securities does not have any obligation to update, revise, or reaffirm such opinion. City Securities’ opinion is limited to the fairness, from a financial point of view, of the consideration to be received by the Trust in the proposed Asset Sale, and City Securities has expressed no opinion as to the fairness of the Asset Sale to, or any consideration of, the holders of any class of our securities, our creditors or our other constituencies or the underlying decision by us to engage in the Asset Sale. City Securities expressed no opinion as to the price at which our stock will trade at any future time.

In connection with rendering its opinion to our board of trustees, City Securities performed a variety of financial and comparative analyses, including those described below.

Market Multiple Methodology. Using publicly available information, City Securities compared our selected financial data with similar data for selected publicly traded companies engaged in businesses that City Securities judged to be analogous to ours. The companies selected by City Securities in the multi-family housing industry were:

•	AMLI Residential Properties Trust (subsequent to City Securities’ initial analysis, this entity was acquired and ceases to exist as an independent entity)

•	Apartment Investment & Management

•	Archstone-Smith Trust

•	Associated Estates Realty Corp.

•	Avalonbay Communities Inc.

•	BNP Residential Properties Inc.

•	BRE Properties Inc.

•	Camden Property Trust

•	Equity Residential

•	Essex Property Trust Inc.

•	Gables Residential Trust (subsequent to City Securities’ initial analysis, this entity was acquired and ceases to exist as an independent entity)

•	Mid-America Apartment Communities, Inc.

•	Post Properties Inc.

•	Roberts Realty Investors Inc.

•	Sizeler Property Investors, Inc.

•	Town & Country Trust

•	United Dominion Realty Trust, Inc.

These companies were selected, among other reasons, because they operate in the same industries as we do. None of the companies selected in the market multiples analysis is identical to us. Accordingly, City Securities calculated certain financial ratios of the comparable companies based on the most recent publicly available information, including multiples of:

(i) Funds From Operations (sum of depreciation and amortization expenses and earnings) to Equity, the medians of which ranged during our involvement with City Securities from 15.1x to 19.5X;

(ii) Market Value to Book Value, the medians of which ranged during our involvement with City Securities from 2.0x to 2.8x;

(iii) Market Value to Tangible Book Value (Book Value with deduction of intangible assets from the asset value), the medians of which ranged during our involvement with City Securities from 2.0x to 2.8x; and

(iv) Gross Rent Multiplier (derived from market comparables and applied to the Trust’s rental income to calculate the underlying value of the real assets of the Trust), the range of which during our involvement with City Securities was from 5.3x to 15.8x for both large public and small private transactions in geographic markets throughout the country and in the Midwestern US.

To calculate the multiples, City Securities calculated the Enterprise Value of the selected companies based on publicly available information and closing share prices of the selected companies during our involvement with City Securities. In addition, where applicable, City Securities calculated these ratios as they applied to private transactions with publicly available information. The analysis showed that the multiples or calculations exhibited by the comparable companies or transactions were fair in comparison to the Asset Sale when compared with reason to similar assets in similar markets in both public and private markets or transactions.

Capitalization of Net Operating Income. City Securities calculated the Net Operating Income Capitalization Rate of the same companies as set forth in the Market Multiple Methodology above based on publicly available information as of October 24, 2005. The net operating income was divided by a market driven capitalization rate, which yields implied fair value of the real assets held by the Trust. Much like the market multiples, public companies were used to determine an implied capitalization rate to which the Trust was compared. Capitalization rates are affected by various market and economic factors such as quality of property, ten (10) year U.S. Treasury yields, and local housing markets. Net Operating Income is not a standard accounting term recognized under accounting principles generally accepted in the United States; therefore, it may be calculated differently from person-to-person. The analysis showed an overall capitalization rate range during our involvement with City Securities of 3.9% to 12.2%. When comparing these public company and private transaction calculations, the Asset Sale is fair when compared with reason to similar assets in similar market.

Selected Transaction Analysis. Using non-public information, City Securities examined a selected transaction. The companies involved in such transaction and that transaction are not identical to us or the proposed Asset Sale. Accordingly, City Securities made judgments and assumptions concerning differences in financial and operating characteristics of the companies involved in the selected transaction and other factors that could affect the pricing of the selected transaction.

Discounted Cash Flow Analysis. City Securities utilized certain financial projections prepared by the Trust’s management to value the Trust as if it was a going-concern as of January 1, 2006. Cash flows where forecasted for a discrete period at a weighted-average cost of capital, which was estimated by the Trust’s management based on current economic and market conditions. In addition, the terminal value (the value of an investment at the end of the discrete period of time taking into account a specified discount rate) was estimated in accordance with methodologies consistent with modern financial theory. The analysis considers the risk and reward of future cash flows, which is the true estimated economic value of a cash flow stream from a going concern. When applying this analysis to the Asset Sale, the Asset Sale was deemed fair when assuming reasonable ranges of variables.

Asset Purchase Offer Analysis Model. City Securities developed a model to compare asset purchase offers with equity tender offers. Such projections were developed at the approval of the Trust’s management. To assess the fairness of asset purchase offers received from interested third parties, City Securities utilized the model offer calculator to convert the asset offers into a fully-diluted per share equity price (“Equity Price”). Such Equity Price was then compared to the market value of the outstanding (not fully-diluted) per share stock price as of approximately March 1, 2006.

The summary set forth above does not purport to be a complete description of the analyses or data presented by City Securities. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. City Securities believes that the summary set forth above and its analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion. City Securities based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which City Securities based its analyses are set forth above under the description of each such analysis and in its written opinion. City Securities’ analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be higher or lower than those indicated. Moreover, City Securities’ analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold.

As a part of its investment banking business, City Securities and its affiliates are engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. City Securities was selected to advise us with respect to the Asset Sale on the basis of such experience and its familiarity with us and our property portfolio.

For services rendered in connection with the proposed Asset Sale and the delivery of its opinion, we have agreed to pay City Securities fees based, in part, on the aggregate consideration payable in the Asset Sale, a significant portion of which is contingent upon the consummation of the Asset Sale. In addition, we have agreed to reimburse City Securities for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify City Securities against certain liabilities, including liabilities arising under the federal securities laws. In the ordinary course of their businesses, City Securities and its affiliates may actively trade the debt and our equity securities for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

The Trust’s Use of Proceeds from the Asset Sale

We estimate that the expenses of the Asset Sale will be approximately $1.1 million.

We also estimate that the cash portion of the purchase price will be reduced by the following prorations:

Capital expenditure adjustment	$326,000
Seller Credit for accounts receivable, tax and insurance escrow accounts, security deposit bank accounts, and replacement reserves	(737,000)
Buyer Credit for trade accounts payable, accrued property taxes, security deposits and unearned income	2,146,000

resulting in net cash proceeds of the Asset Sale of approximately $43.7 million. We estimate the net cash proceeds of the Asset Sale will be used as follows:

Repayment of Senior Indebtedness	$12,104,000
Payment of Prepayment Penalties and Assumption Fees	608,000
Establishment of Liquidation Contingency Reserve	1,100,000
Minority Interest in Properties	479,000
Initial Distribution to Shareholders on
Completion of Asset Sale	29,407,000
Total	$43,698,000

The estimated amount of the distribution to shareholders of the Trust from the net proceeds of the Asset Sale upon Liquidation is equivalent to approximately $16.28 per share.

In addition to the distribution from the net proceeds of the Asset Sale, the Trust also intends an additional approximately $2.1 million to the shareholders from the Trust’s cash on hand, for an aggregate initial distribution of approximately $31.6 million, or $17.50 per share.

After the initial distribution to shareholders, the Trust’s remaining assets will consist largely of the Trust’s interest in cash held by its affiliated partnerships which will be liquidated after the closing of the Asset Sale, its Carmel Industrial property in Carmel, Indiana, which is not being sold to Buckingham, and a liquidation contingency reserve of $1.1 million. We estimate the aggregate value of the retained assets at approximately $5.5 million. After the payment of the costs of operation and professional fees during liquidation, we expect the total liquidating distributions to be between $20.50 and $21.00 per share. Unforeseen liabilities asserted during the liquidation will reduce the amount of the distributions.

The Trust expects that a final distribution of the remaining assets of the Trust and the balance, if any, of the contingency reserve, will be made not later then 6 months after the completion of the Asset Sale.

Terms of the Sale Agreement

General

The Sale Agreement provides that, subject to approval by our shareholders, we will sell substantially all of our assets to Buckingham.

Assets to be Sold

The assets to be sold by us comprise seventeen parcels of real estate, together with all appurtenant rights and improvements on the real estate, including thirteen apartment communities and four commercial properties. Included in the Asset Sale are all of the personal property (excluding cash) owned by us and used solely in connection with the operation of the properties, including without limitation, all furniture, fixtures, equipment, the names of the facilities (and goodwill related to the names), plans, specifications, engineering studies, as well as any intangibles including guarantees, warranties, lease guarantees, letters of credit and all leases and contracts, permits, and licenses similarly owned and/or used by us. Excluded from the Asset Sale are replacement reserves, tax and insurance escrow deposits and special repair escrows.

The following table provides an overview of information regarding the properties to be acquired by Buckingham:

NAME & LOCATION	UNITS/SQ. FT.
Apartment Communities
Creek Bay Apartments	208 Units
Indianapolis, IN
Charter Oaks Apartments	192 Units
Evansville, IN
Chester Heights Apartments	110 Units
Richmond, IN
Driftwood Apartments	48 Units
Indianapolis, IN
Eagle Creek Apartments	188 Units
Indianapolis, IN
Fontenelle Apartments	176 Units
Kokomo, IN
Park Forest Apartments	64 Units
Marion, IN
Regency Royale Apartments	132 Units
Mishawaka, IN
Barcelona Apartments	64 Units
Kokomo, IN

NAME & LOCATION	UNITS/SQ. FT.
Beech Grove Apartments	182 Units
Jeffersonville, IN
Hampton Court Apartments	92 Units
Indianapolis, IN
Sheffield Square Apartments	152 Units
New Albany, IN
West Wind Terrace Apartments	96 Units
Indianapolis, IN
Commercial Properties
Broad Ripple (62nd Street) Office	17,000 Sq. Ft.
Indianapolis, IN
East 96th Street Office	34,000 Sq. Ft.
Indianapolis, IN
Richmond Bank Building	2,123 Sq. Ft.
(Adjacent to Chester Heights Apts)
Richmond, IN

TOTALS:	1,704 Units
91,123 Sq. Ft.

The following table sets forth information regarding the value of each of the properties being sold by the Trust to Buckingham, the liabilities associated with each property and the estimated penalties or assumption fees the Trust will incur in selling the properties to Buckingham:

Name of Property	Most Recent Appraised Value (Date of Appraisal)	Portion of Aggregate Purchase Price Allocated to Property	Principal Balance of Mortgage on Property as of May 31, 2006[1]	Estimated Prepayment Penalties, Assumption Fees and Other Costs Incurred on Sale of Property [2]
Creek Bay Apartments	$8,710,000 (5-22-02)	$9,150,000	$6,066,176	$420,000[3]
Charter Oaks Apartments	$5,900,000 (5-21-02)	$5,420,000	$ 0	$ 0
Chester Heights Apartments	$3,100,000[4] (5-24-02)	$2,550,000	$ 601,438	$ 0
Driftwood Apartments	$1,650,000 (5-15-02)	$1,790,000	$ 497,764	$ 0
Eagle Creek Apartments	$8,530,000 (5-15-02)	$8,200,000	$4,594,786	$ 61,000[5]
Fontenelle Apartments	$5,740,000 (5-16-02)	$5,190,000	$ 0	$ 0
Park Forest Apartments	$2,270,000 (5-16-02)	$2,250,000	$ 693,122	$ 0
Regency Royale Apartments	$3,760,000 (5-29-02)	$4,075,000	$1,615,839	$ 16,000[3]
Barcelona Apartments	$1,560,000 (5-16-02)	$1,535,000	$1,239,373	$ 15,393[6]
Beech Grove Apartments	$4,250,000 (5-23-02)	$5,340,000	$2,629,640	$172,000[3]
Hampton Court Apartments	$2,270,000 (5-17-02)	$1,850,000	$1,316,231	$ 16,162[6]

Name of Property	Most Recent Appraised Value (Date of Appraisal)	Portion of Aggregate Purchase Price Allocated to Property	Principal Balance of Mortgage on Property as of May 31, 2006[1]	Estimated Prepayment Penalties, Assumption Fees and Other Costs Incurred on Sale of Property [2]
Sheffield Square Apartments	$5,380,000 (5-23-02)	$5,900,000	$3,125,468	$ 34,255[6]
West Wind Terrace Apartments	$2,120,000 (5-20-02)	$1,950,000	$1,298,896	$15,989[6]
Broad Ripple (62nd Street ) Office	$820,000 (3-28-05)	$800,000	$ 0	$ 0
East 96th Street Office	$2,080,000 (3-28-05)	$1,900,000	$ 0	$ 0
Richmond Bank Building (Adjacent to Chester Heights Apts.)	[4]	$200,000	$ 0	$ 0
Totals	$58,140,000	$58,100,000	$23,678,733	$750,799

[1]	The balances of the mortgages will be reduced by regular payments the Trust will be required to pay prior to the completion of the Asset Sale.
[2]	Estimates as of May 31, 2006. Amounts will vary with market rates of interest and future payments by the Trust.
[3]	Represents estimated prepayment penalties as of May 31, 2006.
[4]	The Richmond Bank Building is adjacent to the Chester Heights apartments and it is included in the appraised value of the Chester Heights apartments.
[5]	Represents loan assumption fees and related costs.

Property to be Retained and Liquidated by the Trust

Buckingham is not purchasing the Trust’s Carmel Industrial property located in Carmel, Indiana. The Carmel Industrial property consists of 38,000 square feet. The value of the Carmel Industrial property was appraised at $1,550,000 on April 26, 2005. A “Phase 2” environmental study performed at the Carmel Industrial property in April and May 2006 discovered evidence of groundwater contamination. The Trust estimates that the cost of remediation of the contamination will cost from $30,000 to $250,000, depending upon the type of remedy required.

Obligations to be Assumed by Buckingham

Buckingham will assume all of our rights, duties and certain obligations under our existing residential and commercial leases and our existing service contracts and personal property leases except for those Buckingham elects in writing before the closing not to assume.

Purchase Price

At closing, Buckingham will pay a total purchase price of $58,100,000. The purchase price comprises assumption of mortgages having an approximate principal balance of $11,575,000 at the date of this proxy statement, and the balance of the purchase price, approximately $46,525,000, in cash, subject to adjustment for the following prorations:

•	income and operating expense items including, but not limited to taxes and assessments, rents, operating expense pass-throughs and common area maintenance charges, and any prepaid agreements approved by Buckingham, service contracts and personal property leases and debt service payments related to the assumed mortgages; and

•	all prepaid rents and security deposits paid to us by our tenants, and utility deposits transferred to Buckingham at closing.

At the closing, Buckingham will assume four mortgages in an aggregate principal amount as of the date of this proxy statement of about $6,980,000. It will also take title to the Eagle Creek property subject to a mortgage in the amount as of the date of this proxy statement of about $4,595,000, and has agreed to pay off that mortgage within 5 days of the closing.

The mortgages Buckingham will assume at the closing of the Asset Sale require the Trust to make regular monthly payments of principal and interest. Payments made by the Trust prior to the closing will reduce the amount of the assumed principal and increase the amount of cash Buckingham must pay to the Trust at closing by an equal amount.

Following execution of the Sale Agreement, Buckingham deposited $100,000 in an escrow account with Chicago Title Insurance Company as the escrow agent. This earnest deposit will be credited against the purchase price upon consummation of the proposed transaction. In certain cases, if Buckingham defaults under the Sale Agreement, we will retain the earnest deposit as damages.

Representations and Warranties

The Sale Agreement contains various representations and warranties of the Trust and Buckingham including among others, representations and warranties related to:

•	due organization;

•	due authorization;

•	enforceability;

•	absence of defaults;

•	title to the purchased assets;

•	no condemnation pending or threatened;

•	litigation;

•	environmental issues;

•	filing of Securities and Exchange Commission reports;

•	no distribution of coupons or direct marketing;

•	contracts; and

•	maintenance of the purchased assets.

The Sale Agreement contains various representations and warranties of Buckingham including among others, representations and warranties related to:

•	due incorporation;

•	due authorization;

•	enforceability;

•	absence of defaults;

•	investigation of the purchased assets;

•	acknowledgment that it is taking the assets “as is, where is and with all faults”;

•	condition of purchased assets;

•	no reliance on our representations and warranties regarding the value, condition, quality and other aspects of the properties; and

•	no 10% interest in the Trust or its affiliates.

The representations and warranties of the parties will not survive the closing date.

Commitment with Respect to Other Offers

We have agreed that we will not (and will not permit our officers, directors, agents, advisers and affiliates) to solicit or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential information to, or have any discussions with, any person relating to, any tender or exchange offer, proposal for a merger, consolidation or other business combination involving us, or any proposal or offer to acquire in any manner a substantial equity interest in, or a substantial portion of our assets (“Acquisition Proposal”), except to the extent that our board of trustees, after consultation with independent legal counsel, determines in good faith that the failure to take such action would create a reasonable likelihood of constituting a breach of our fiduciary duties under applicable law or our organizational documents.

Any proposal that triggers a fiduciary obligation to violate the non-solicitation provisions of the Sale Agreement would be a “Superior Acquisition Proposal.” If we receive a Superior Acquisition Proposal, Buckingham has 3 business days to match the terms and conditions of the proposal. If Buckingham decides not to match the offer, or if we do not unconditionally recommend Buckingham’s proposal to our shareholders, either we or Buckingham may terminate the Sale Agreement. In that case, Buckingham will receive a refund of its earnest money deposit, plus reimbursement for all of its due diligence costs and expenses, plus, reimbursement for all of its verifiable costs and expenses related to the Asset Sale, including its loan commitment fees and expenses and professional fees and expenses of legal and tax advisers.

At the time the Sale Agreement was signed, we were required to immediately cease and cause to be terminated any activities, discussions or negotiations with any third parties with respect to any Acquisition Proposal that existed at the time the Sale Agreement was signed.

Operations Pending the Closing of the Transaction

Until the closing date, we have agreed, subject to the terms of the Sale Agreement, to:

•	maintain accurate books and records in accordance with our past practice;

•	continue to maintain and operate our facilities in accordance with our past practices;

•	continue to invest a budgeted amount at an annual rate of $587,000 (approximately $48,000 per month) from January 1, 2006 through the closing of the Asset Sale, in capital expenditures to improve the properties (this amount would not include non-budgeted, unforeseen repairs or repairs required by lenders) and an additional amount not to exceed $30,000 to restore out of service apartment units; provided, however, we will not be required to spend more than $700,000 in the aggregate for the capital expenditures and the restoration of out of service apartment units;

•	maintain our facilities in their present condition and to operate the properties in a careful and prudent manner;

•	materially comply with the terms and provisions of all agreements and other obligations relating to our facilities; and

•	prepare and file with the Securities and Exchange Commission this proxy statement.

In addition, with respect to properties not managed by Buckingham, we will not, without Buckingham’s prior written consent:

•	enter into any lease agreements with tenants or modify or extend existing leases: (i) for a term greater than two years, or (ii) at rental rates less than those customarily charged in the past and without concessions or free rent and such leases will be on our standard form;

•	enter into any new service contracts or new personal property leases other than month to month service contracts or personal property leases with no termination fee;

•	enter into any leases with any related party or entity.

Finally, with respect to properties managed by Buckingham, we and Buckingham agree to obtain the other’s prior written consent before we take any of the actions described in the previous sentence.

Other Covenants

We have agreed to:

•	use our commercially reasonable efforts to obtain all approvals as soon as practicable after the expiration of the due diligence period, including the shareholder approval and Securities and Exchange Commission approval;

•	use our commercially reasonable efforts to prepare and file this proxy statement with the SEC;

•	use our commercially reasonable efforts to cooperate with Buckingham in obtaining the transfer of physical assets approval from the Department of Housing and Urban Development;

•	authorize Buckingham to pursue an appeal of the ad valorem property tax assessment related to any of the properties for the 2005 tax year and thereafter;

•	allow Buckingham to initiate a program to convert our residents’ payment of utilities and sewer charges from an obligation of the landlord to an obligation of the tenants, with Buckingham agreeing to pay for any expenses incurred in the implementation of this program; and

•	allow Buckingham to terminate the Sale Agreement with respect to any damaged or condemned property (in the amount allocated to that property in the Sale Agreement) if the cost of repair exceeds $150,000 and Buckingham elects to do so. Alternatively, Buckingham may elect to require us to assign all insurance proceeds resulting from the damaged or condemned property. If the damage is less than $150,000, we must complete the restoration of the property.

We and Buckingham have each agreed:

•	not to take any action that would cause the transactions contemplated by the Sale Agreement to be subject to the requirements imposed by any “control share,” “business combination” or other anti-takeover laws and regulations of any state applicable to either us or Buckingham; and

•	to maintain the confidentiality of all non-public or confidential information relating to the Sale Agreement and not disclose to any person or use any such information for any purpose; subject to certain customary qualifications including as necessary to disseminate information to our shareholders, pursuant to a separate confidentiality agreement that remains in effect.

Buckingham has agreed to restore all properties to their pre-transaction condition if it disturbs any property while performing its due diligence. Buckingham agrees to defend us, hold us harmless and indemnify us from any damages resulting from its inspection or testing on the properties. We will have six months after closing to make a claim for indemnification under this provision of the Sale Agreement.

Amendment and Termination of the Sale Agreement

The Sale Agreement may be amended, modified or supplemented, but only in writing signed by all of the parties.

Either we or Buckingham can terminate the Sale Agreement in the following cases.

•	If the shareholders fail to approve the Asset Sale at the Annual Meeting. In this case, Buckingham would be entitled to a refund of its earnest deposit and reimbursement for its due diligence costs and expenses.

•	If the aggregate cost of budgeted repairs, unanticipated and lender required capital repairs, including the repair of apartment units not in service, exceeds $700,000, and we elect not to spend more than $700,000 in the aggregate for capital expenditures and the expense of restoring out of service apartment units. In this case, Buckingham would be entitled to a refund of its earnest deposit and reimbursement for its due diligence costs and expenses.

•	If Buckingham has objections to the title commitment or surveys and requests that we address them, but we elect not to. In this case, Buckingham would have the right to either take title subject to the objections for the full purchase price or terminate the Sale Agreement and receive a refund of its earnest deposit.

•	If either party breaches the Sale Agreement. If Buckingham breaches and fails to cure, we will have the right to terminate the Sale Agreement and keep the earnest money deposit. If we breach and fail to cure, Buckingham will have the right to terminate, keep its earnest money deposit, plus receive reimbursement for its due diligence costs and expenses, plus, if the breach is willful, we must reimburse Buckingham for all of its verifiable costs and expenses related to the Asset Sale, including loan commitment fees and expenses and professional fees and expenses, such as legal and tax adviser fees and expenses. Alternatively, Buckingham may bring an action for specific performance of the Sale Agreement.

•	If the Asset Sale does not close by September 25, 2006 (unless an extension of that date is necessary to secure HUD approval). In this case, Buckingham will receive a refund of its earnest money deposit. If the closing does not occur by this date because of our willful act or omission, we will have to reimburse Buckingham for its due diligence costs and expenses plus all of its costs and expenses related to the Asset Sale.

•	If our board of trustees fails to recommend Buckingham to the shareholders in the event we receive an unsolicited Superior Acquisition Proposal. See “Commitment with Respect to Other Offers.”

Buckingham has the right to unilaterally terminate the Sale Agreement if the following occurs:

•	If the mortgagees of the mortgages to be assumed do not approve assignment of the mortgages. In this case, Buckingham may terminate the Sale Agreement and receive a refund of its earnest money deposit.

•	If our representations and warranties are untrue in any material respect on the closing date. In this case, Buckingham has the right to terminate the Sale Agreement and receive a refund of its earnest money deposit. If the representations and warranties are untrue in any material respect on the closing date because of our willful act or omission, Buckingham will be entitled to receive reimbursement of its due diligence costs and expenses plus, all of Buckingham’s verifiable costs and expenses of the Asset Sale.

•	If Buckingham has an objection to the title commitment or survey and we elect not to correct their objection.

•	If Buckingham is unable to obtain financing within 14 days after we obtain the required approvals.

In each case, upon termination, neither we nor Buckingham will have any further obligations under the Sale Agreement.

Conditions to Closing the Transaction

Pursuant to the terms of the Sale Agreement, Buckingham conducted a due diligence review of the facilities. The due diligence period expired on May 30, 2006. We are not aware of any outstanding due diligence issues that will prevent or delay the closing of the transaction. In addition, completion of the sale depends on our shareholders approving the proposed transaction. We cannot be certain whether this condition will be satisfied or that we will complete the transaction. Finally, we must cooperate with Buckingham in obtaining the approval of assumption of indebtedness from the Department of Housing and Urban Development with respect to four of the 16 properties being purchased by Buckingham.

Closing

The closing of the transaction will take place at the office of Chicago Title Company in Indianapolis, Indiana on the later of the following dates:

•	June 29, 2006; or

•	As soon as reasonably practicable following the date the shareholder approval is obtained, but no later than 20 days after such approvals are obtained.

Expenses

We have agreed to pay one-half of all fees related to the transfer of the properties, one-half of the fees of the title company for its services as an escrow agent and all of the premiums for the title insurance for each property. We will also pay all closing costs customarily paid by a seller and all costs and expenses incurred in connection with clearing title to the properties. All other closing costs will be paid by Buckingham. In the event there is any claim or controversy between or among the parties hereto, the prevailing party in such controversy or claim will be entitled to recover its attorneys’ fees, expenses and costs from the other party.

Material Federal Tax Consequences of the Asset Sale and Liquidation

The following is a summary of the material United States federal income tax consequences from the Asset Sale and the Liquidation. This discussion does not address any tax consequences arising under the laws of any state, local, or foreign jurisdiction. The discussion is included for general information purposes only and may not apply to you in light of your particular circumstances. It is not intended or written to be used and cannot be used by you for the purpose of avoiding tax penalties. You should consult your own tax adviser as to the particular tax consequences to you of an interest in the Trust, including the application of state, local, and foreign tax laws and possible future changes in federal income tax laws and the interpretation thereof, which can have retroactive effects.

The Trust did not obtain an opinion of tax counsel with respect to the Asset Sale or the Liquidation. The discussion below is based upon the Internal Revenue Code of 1986 (the “Code”), Treasury Regulations, Internal Revenue Service rulings, and judicial decisions now in effect, all of which are subject to change at anytime. Any such changes may be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that the Trust will liquidate substantially in accordance with the process described below under “PROPOSAL NO. 2: THE LIQUIDATION.” It is also assumed that all liquidating distributions by the Trust to shareholders or to the liquidating trust to be established after the closing of the Asset Sale will occur during the same taxable year as the Asset Sale occurs, and that a final distribution from the liquidating trust to shareholders will occur not later than 6 months after the liquidating trust is established. No assurances can be given that the tax treatment described herein will remain unchanged at the time of the distributions.

Consequences to the Trust

The Trust presently qualifies as a real estate investment trust and generally, should not pay tax on any income generated as a result of Asset Sale. Real estate investment trusts do pay tax on real estate investment trust taxable income, undistributed capital gains, and income from certain foreclosure property and prohibited transactions. However, so long as the Trust distributes all of its income, satisfies prescribed income tests, and avoids having income from foreclosure property and prohibited transactions, it will not pay any tax as a result of the Asset Sale and Liquidation. Instead, the shareholders of the Trust will pay tax on the income distributed to them by the Trust.

The income tests described above consist of two separate tests: the 75% test and the 95% test. Under the first, at least 75% of the Trust’s income must be derived from passive real estate sources. For example, rents from real property, gain from the sale of real property, and the like would fulfill the 75% requirement. Under the second test, at least 95% of the Trust’s income must be derived from the aforementioned passive real estate sources as well as dividends, interest and other portfolio income. There is always a risk that the Trust will fail one or both of the tests. If this were to occur, the Trust would become subject to a 100% excise tax on that income which caused the Trust to fail the test. However, at this time, we do not believe the Trust will fail either test in the current year as a result of the Asset Sale.

While the Trust does not expect to pay any tax as a result of the Asset Sale and Liquidation, its treatment is not identical to that of a conduit entity such as a partnership or so-called S corporation. Instead, the Trust first calculates its income in a manner similar to a regular corporation and thereafter receives a deduction for the amount distributed to its shareholders. Accordingly, upon the Asset Sale, the Trust will determine its gain as the difference between the amount it realizes upon the sale of each real estate asset and such asset’s adjusted basis in that asset for federal income tax purposes at the time of the sale. Thereafter, so long as the Trust distributes such gain before the end of the taxable year in which the Asset Sale occurs, the Trust should not be subject to any tax. The Trust plans on making such distribution for the taxable year in which the Asset Sale occurs.

Consequences to Shareholders

The distributions made by the Trust to shareholders generally will be treated in the same manner as dividends from any corporation. To the extent the Trust has accumulated earnings and profits, the distribution will result in dividend treatment to the shareholders. Importantly, dividends from a real estate investment trust generally do not qualify for the reduced rate on qualified dividend income. Distributions in excess of the Trust’s accumulated earnings and profits will result in a return of basis in a shareholder’s shares with any additional amount being treated as gain from the sale or exchange of property. Distributions received by a corporate shareholder, though treated like a dividend, do not qualify for the dividend received deduction.

The Trust may designate some of its distribution as capital gain dividends by sending written notice of such designation to its shareholders. If a designation is made, the shareholders who are individuals will incur tax on these distributions at the lower rates applicable to certain capital gains recognized by individuals. In the written notice, the Trust will quantify the amount of gain that is subject to each of the varying capital gains rates. For example, the minimum capital gain rate is currently 5% while the maximum is 20%. A special 25% rate applies to any gain attributable to real estate depreciation previously deducted by the Trust.

If the Trust should chose to retain any capital gain, each shareholder will be required to include a proportionate share of such undistributed capital gain in the shareholder’s income. The shareholder will be deemed to have paid the Trust’s tax on that share of undistributed capital gain. The shareholder’s basis in its shares will be increased by an equivalent amount of gain, less the amount of Trust’s capital gain tax deemed paid by the shareholder.

Upon receipt of the liquidating distributions, all shareholders will recognize gain or loss equal to the difference between (i) the amount of cash distributed to them in the Liquidation (and their pro rata share of the funds transferred by the Trust to the liquidating trust), and (ii) their tax basis for their shares. Gain or loss recognized upon the Liquidation generally will be capital gain or loss provided the shares are held as capital assets. If the shares are held as capital assets and the shareholder has held the shares for more than one year, the gain will be long-term capital gain taxed at the lower capital gain rates described above.

To determine the deductibility of any resulting capital losses, all capital gains and losses incurred in the year must be totaled. Capital losses are deductible only to the extent of capital gains plus, in the case of non-corporate shareholders, $3,000.00 per year. Individuals and other non-corporate shareholders may carry over a net capital loss for an unlimited time until the loss is exhausted. Corporate shareholders may carry back a capital loss to each of the three tax years preceding the loss year to offset capital gain. Any excess may be carried forward for five years following the loss year. After the close of its taxable year, the Trust will provide shareholders and the IRS with a statement of the amount of cash distributed to each of the shareholders during that year.

The Liquidating Trust

When the amount representing the Contingency Reserve hereinafter defined is transferred to the liquidating trust, shareholders will be treated for tax purposes as having received their pro rata share of property transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the property transferred is subject. See “PROPOSAL NO. 2: THE LIQUIDATION—Contingency Reserve; Liquidating Trust.” The liquidating trust itself should not be subject to tax. After formation of the liquidating trust, the shareholders must take into account for federal income tax purposes each year their allocable portion of any income, expense, gain or loss recognized by the liquidating trust. As a result of the transfer of property to the liquidating trust and the possible receipt of income by the liquidating trust, shareholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the liquidating trust with which to pay the tax. The final distribution from the liquidating trust to shareholders will not have any further federal income tax consequences to shareholders.

State and Local Income Tax Consequences

Shareholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating distributions for their shares, as well as their interests in the liquidating trust.

We recommend that each shareholder consult his or her own tax adviser regarding the federal, state, and local tax consequences of the proposed Asset Sale and the Liquidation.

No Appraisal or Dissenters’ Rights

Shareholders who do not approve the Asset Sale or the Liquidation may vote against the proposal, but under Indiana law appraisal and dissenters’ rights are not provided to shareholders in connection with this transaction.

Interests of Management, Trustees and Significant Shareholders in the Asset Sale

No trustee, executive officer, associate of any trustee or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Asset Sale that is not otherwise shared by all other shareholders. An affiliate of Buckingham manages 13 of the 16 properties it is purchasing from the Trust, including properties that represent substantially all of the aggregate value of the Trust’s properties. Buckingham began managing apartment properties for the Trust in 2003 and has managed all of the Trust’s apartment properties since approximately 2004. Although the Trust reimburses Buckingham for the cost of persons employed at the Trust’s apartment properties, those persons are employees of Buckingham.

Vote Required to Approve the Asset Sale

The Asset Sale requires approval by the holders of at least a majority of our outstanding shares to vote at the Annual Meeting. If we fail to obtain the shareholder approval of Asset Sale, we will not be able to consummate the Asset Sale or the Liquidation and either the Trust or Buckingham may terminate the Sale Agreement.

Recommendation of Our Board of Trustees

After careful consideration, our board of trustees has approved the execution of the Sale Agreement by the Trust and determined to submit the Sale Agreement and the Asset Sale to the Trust’s shareholders for approval without a recommendation.

Selected Financial Data

In thousands, except per share data and number of apartments

	Years ended December 31,					Three Months ended March 31,
	2005	2004	2003	2002	2001	2006	2005
Operating Data (b):

Rental and other operating income	$10,693	$10,413	$9,915	$10,405	$10,505	$2,726	$2,652
Income (loss) before minority interest and discontinued operations	521	117	(560)	157	424	179	110
Income (loss) from discontinued operations	2,336	2,499	(71)	462	279	17	67
Net income (loss)	2,839	2,647	(541)	689	749	180	176
Cash distributions declared	1,442	1,877	673	984	1,269	—	—
Weighted average number of shares outstanding	1,800	1,787	1,775	1,757	1,740	1,803	1,798
Basic and diluted earnings (loss) per share:
Continuing operations	$0.28	$0.08	$(0.26)	$0.13	$0.27	$0.09	$0.06
Discontinued operations	1.30	1.40	(0.04)	0.26	0.16	0.01	0.04
Distributions declared	0.80	1.05	0.38	0.56	0.73	—	—

Balance Sheet Data (b):
Total real estate investments (a)	$48,778	$48,441	$48,346	$48,520	$48,312	$48,688
Allowances for depreciation	(15,927)	(14,903)	(13,784)	(12,880)	(11,787)	16,225
Real estate held for sale, net carrying value	—	5,834	6,530	6,789	6,969	126
Total assets	41,620	45,870	45,549	46,958	47,556	39,428
Mortgage and other notes payable	27,806	33,026	33,437	34,102	34,482	24,323
Total debt	30,393	36,069	36,509	36,719	36,934	27,005
Minority interest in operating partnerships	264	315	396	569	802	284
Shareholders’ equity	10,962	9,485	8,644	9,670	9,819	11,138
Number of shares outstanding	1,803	1,789	1,782	1,762	1,749

Other Data (b):
Cash flow data:
Cash provided by operating activities	$2,633	$1,327	$1,372	$2,479	$2,382	701	543
Cash provided by (used in) investing activities	3,771	2,652	(340)	(666)	(702)	3,156	(56)
Cash used in financing activities	(6,651)	(2,492)	(1,232)	(1,379)	(1,114)	(3,482)	(157)

(a)	Real estate owned includes apartments owned by operating partnerships created and controlled by the Trust.
(b)	Prior periods revised to conform to current year presentation.

Information about the Trust

The principal business of the Trust is the ownership of income-producing real properties, which consist of 13 apartment complexes, four commercial properties, and various parcels of undeveloped land which are situated adjacent to rental properties owned by the Trust. The Trust’s investments include the exclusive control of real estate through the use of operating partnerships. Five of the Trust’s 13 apartment properties are owned by operating partnerships. The Trust’s rental income is derived from short-term leases of units in its various buildings. The residential properties and two of the four commercial properties are managed under agreements with independent property management firms. The Trust and its operating partnerships reimburse the management firms for compensation of approximately 50 persons employed at the apartment properties.

The Trust has elected to be treated as a REIT under the Code and to distribute substantially all of its real estate investment trust taxable income. A real estate investment trust is an investment vehicle which permits individuals, by purchasing shares, to invest in real estate equities and/or mortgage loans, and share in the profits therefrom without having profits subjected to federal income taxes at the trust level.

Properties

The following investment properties were owned by the Trust, or an affiliate of the Trust, at March 31, 2006:

Apartment Communities Included in Asset Sale

Barcelona Apartments	Fontenelle Apartments
Kokomo, IN	Kokomo, IN

Beech Grove Apartments	Hampton Court Apartments
Jeffersonville, IN	Indianapolis, IN

Charter Oaks Apartments	Park Forest Apartments
Evansville, IN	Marion, IN

Chester Heights Apartments	Regency Royale Apartments
Richmond, IN	Mishawaka, IN

Creek Bay Apartments	Sheffield Square Apartments
Indianapolis, IN	New Albany, IN

Driftwood Apartments	West Wind Terrace Apartments
Indianapolis, IN	Indianapolis, IN

Eagle Creek Apartments
Indianapolis, IN

Commercial Properties Included in Asset Sale

Broad Ripple (62nd Street) Office	East 96th Street Office
Indianapolis, IN	Indianapolis, IN

Richmond Bank Building
(Adjacent to Chester Heights Apts)
Richmond, IN

The Trust will retain its Carmel Industrial property in Carmel, Indiana, for later sale and liquidation. On May 1, 2006, the Trust sold its Florida restaurant property to its lessee for $800,000.

PROPOSAL NO. 2: THE LIQUIDATION

General

If the shareholders approve the Sale Agreement and the Asset Sale is consummated, the assets of the Trust after payment of indebtedness of approximately $12.7 million will consist of approximately $31.7 million in cash, the Trust’s interest in cash held by its affiliated partnerships, and its Carmel Industrial property in Carmel, Indiana, which is not being sold to Buckingham. See “PROPOSAL NO. 1—Selected Financial Data.” Accordingly, the Trust estimates that there will be approximately $37.2 million (less the costs of operation and professional fees during liquidation, and less any unforeseen liabilities asserted during liquidation) available for distribution to shareholders in liquidation on a pro rata basis. On July 27, 2006, the Trust had 1,806,324 shares issued and outstanding. We expect the Asset Sale and the Liquidation to result in total liquidating distributions to shareholders of between $20.50 and $21.00 per share. We cannot assure you, however, that, as a consequence of the Liquidation, holders of the Trust’s shares will receive aggregate cash distributions per share which exceed the prices at which the Trust’s shares have generally been traded.

The board of trustees presently intends to pay initial cash distributions of approximately $17.50 per share to shareholders within two weeks after the closing of the Asset Sale (the “Initial Distribution”) provided that the board believes at that time that the Contingency Reserve hereinafter defined is adequate to provide for the Trust’s obligations, liabilities (actual and contingent) and expenses. Depending on their tax basis for their shares, shareholders may be required to recognize gain for tax purposes upon receipt of distributions in liquidation and upon the transfer of any undistributed assets to a liquidating trust. See “—Liquidating Distributions,” “PROPOSAL NO. 1—Material Federal Income Tax Consequences of the Asset Sale and Liquidation.”

Liquidation resulting in termination of the Trust requires the affirmative vote of the holders of a majority of the Trust’s outstanding shares. Liquidation of the Trust will not occur, however, unless the Asset Sale is also approved and consummated. The board of trustees unanimously has determined that the Liquidation is in the best interests of the Trust and its shareholders, and has approved the Liquidation. In making its determination that the Liquidation is in the best interests of the Trust and its shareholders, the board of trustees considered those factors described in “PROPOSAL NO. 1—Reasons for the Asset Sale and Liquidation Sale.”

Accordingly, if the Sale Agreement and Asset Sale are approved by the shareholders, the board of trustees recommends that shareholders vote “FOR” the Liquidation.

Liquidation Procedure

In the event that the Liquidation is approved by the shareholders and the Asset Sale is consummated, the officers of the Trust will be directed to commence the immediate liquidation of the Trust. The Trust will cease to carry on its business, except to the extent necessary for the winding up of the Trust. The legal existence of the Trust will continue to the extent necessary to wind up the affairs of the Trust until the liquidation proceedings described below are completed and a notice is filed with the Secretary of State of Indiana and recorded with the County Recorder of Marion County, Indiana.

The officers will proceed as soon as possible to collect or make provision for the collection of all known debts due or owing to the Trust, pay or make provision for the payment of all known debts, obligations, and liabilities of the Trust according to their priorities, and will give notice to each creditor of and claimant against the Trust. The officers will be authorized to sell, transfer or otherwise dispose of all remaining property and assets of the Trust, if any, and all tangible or intangible property, including money, remaining after the discharge of, or after making adequate provision for the discharge of, the debts, obligations and liabilities of the Trust will be distributed on a pro rata basis to the shareholders of record on the final record date selected by the board for the distributions. No further shareholder votes will be solicited. The Trust will indemnify its officers, trustees, employees, agents, and representatives for actions taken in connection with the Asset Sale and the winding up of the affairs of the Trust. The Trust’s obligations to indemnify such persons may also be satisfied out of assets of the liquidating trust established hereunder.

The board of trustees has determined to establish a Contingency Reserve of approximately $1.1 million which it believes will be sufficient to satisfy the liabilities, expenses, and obligations of the Trust not otherwise paid, provided for or discharged at or immediately after the closing of the Asset Sale. The net balance, if any, of the Contingency Reserve remaining (including interest earned on cash in the Contingency Reserve) after payment, provision or discharge of all liabilities, expenses and obligations, also will be distributed to the Trust’s shareholders pro rata or to the liquidating trust. Although the Trust presently intends to pay the Initial Distribution within two weeks after the closing of the Asset Sale, we cannot assure you that available cash at that Time, together with the Contingency Reserve, will be adequate in the board’s judgment to provide for the Trust’s obligations, liabilities, expenses and claims as well as to fund the distribution. See “—Liquidating Distributions,” “—Contingency Reserve; Liquidating Trust” and “PROPOSAL NO. 1—Unaudited Pro Form Financial Information.”

Promptly following the closing of the Asset Sale and the Initial Distribution, the Trust expects to transfer any remaining assets (including any remaining Contingency Reserve) to a liquidating trust. Assuming that there are no pending legal, administrative or arbitration proceedings by or against the Trust, a notice will then be filed with the Secretary of State of Indiana and recorded with the County Recorder of Marion County, Indiana. When the notice of liquidation has been filed, the Trust will be terminated. Concurrently with the termination of the Trust, the Trust will file appropriate documentation with the Securities and Exchange Commission to terminate the Trust’s periodic report filing obligations under the Securities Exchange Act of 1934. Once the liquidating trust is established, the Trust will distribute pro rata to the shareholders beneficial interests in the liquidating trust (“Interests”). It is anticipated that the Interests will not be freely tradeable; hence, although the recipients of the Interests in the liquidating trust will be treated for tax purposes as having received their pro rata share of property transferred to the liquidating trust and will thereafter take into account for tax purposes their allocable portion of any income, expense, gain or loss realized by the liquidating trust, the recipients of the Interests will not realize the value of the Interests unless and until the liquidating trust distributes cash or other assets to them. See “—Listing and Trading of the Shares and Interests in the Liquidating Trust.”

Liquidating Distributions

The board has not established a firm timetable for distributions to shareholders. If the closing of the Asset Sale takes place, the board will, subject to the requirements for maintaining adequate reserves to pay all of the Trust’s liabilities and obligations, make such distributions as promptly as practicable consistent with maximizing shareholder value. The board of trustees presently intends to pay the Initial Distribution to shareholders within two weeks after the closing of the Asset Sale, provided that at that time the board is of the opinion that the Contingency Reserve is adequate to provide for the Trust’s obligations, liabilities (actual and contingent) and expenses. The Trust expects a second, and final, distribution to shareholders will be made by the liquidating trust within six months after establishing the liquidating trust (the “Final Distribution”). The actual amount and timing of, and final record date for, all distributions will be determined by the board of trustees, in its sole discretion, and will depend upon the amounts deemed necessary by the board to pay or provide for all of the Trust’s liabilities and obligations. However, we cannot determine with certainty the ultimate amount of liabilities, which makes it impracticable to predict the aggregate net amount ultimately distributable to shareholders. Claims, liabilities and expenses from operations will continue to accrue following approval of the Asset Sale and the Liquidation and closing of the Asset Sale, and the Trust anticipates that expenses for professional fees and other expenses of liquidation will be significant. These expenses will reduce the amount of assets available for ultimate distribution to shareholders. While the Trust does not believe that a precise estimate of those expenses can presently be made, the board believes that available cash, interest income and the amounts which will be received upon the closing of the Asset Sale will be adequate to provide for the Trust’s obligations, liabilities, expenses and claims (including contingent liabilities) and to make cash distributions to shareholders. However, we cannot assure you that the net proceeds of the Asset Sale will be adequate to that purpose.

Contingency Reserve; Liquidating Trust

The board of trustees plans to establish a Contingency Reserve of approximately $1.1 million which it currently believes will be sufficient to operate the Trust until termination, and which it believes it will be sufficient to satisfy the liabilities, expenses and obligations of the Trust not otherwise paid, provided for or discharged at or immediately after the closing of the Asset Sale. The actual size of the Contingency Reserve is based upon estimates and opinions of management derived from review of the Trust’s estimated operating expenses and liabilities (actual and contingent) and obligations. We cannot assure you that the Contingency Reserve will be sufficient.

After the Initial Distribution is made the Trust expects to transfer the remaining assets (including any remaining Contingency Reserve) to a liquidating trust. The sole purpose of the liquidating trust will be to liquidate any remaining assets of the Trust on terms satisfactory to the liquidating trustees and, after paying any remaining liabilities of the Trust, distribute the proceeds of such assets to the Trust’s shareholders. The liquidating trust will be obligated to pay any expenses and liabilities of the Trust which remain unsatisfied. If the Contingency Reserve transferred to the liquidating trust is exhausted, such expenses and liabilities will be satisfied out of the liquidating trust’s other unsold assets, if any. The Trust expects a Final Distribution to be made by the liquidating trust not later than 6 months after establishing the liquidating trust.

The board of trustees will appoint one or more individuals or corporate persons to act as trustee or trustees on such terms and conditions as the board of trustees determines.

In the event the Trust fails to create an adequate Contingency Reserve for payment of its expenses and liabilities, or should the Contingency Reserve and the assets held by the liquidating trust be exceeded by the amount ultimately found payable in respect of expenses and liabilities, each shareholder could be held liable for the payment to creditors of his or her pro rata share of the excess, limited to the amounts theretofore received by the shareholder by way of distributions from the Trust or the liquidating trust. In addition, the trustees of the Trust may be personally liable to the Trust’s creditors if they authorize distributions to the shareholders without making adequate provisions for payment of the Trust’s obligations.

If a court determines at any time that the Trust has failed to make adequate provision for its expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeds the amount available from the Contingency Reserve and the assets of the liquidating trust, a creditor of the Trust could seek an injunction against the making of distributions to shareholders on the ground that the amounts to be distributed are needed to provide for the payment of the Trust’s expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to shareholders.

Final Record Date

The share transfer books of the Trust will be closed on the close of business on the record date fixed by the board of trustees for the Initial Distribution, and thereafter no further transfers will be recorded on the Trust’s books, and no further share certificates will be issued, other than replacement certificates. It is anticipated that no further trading of the Trust’s shares will occur after that date. See “—Listing and Trading of the Shares and Interests in the Liquidating Trust” below. When making the Initial Distribution on or after the final record date, the Trust will require shareholders to surrender certificates representing their shares in order to receive the distribution. Shareholders should not forward their share certificates before receiving instructions to do so. All distributions otherwise payable by the Trust or the liquidating trust, if any, to shareholders who have not surrendered their share certificates may be held in trust for those shareholders, without interest, until the surrender of their certificates (subject to the requirements of state unclaimed property laws requiring transfer of unclaimed property to the states).

Listing and Trading of the Shares

We believe that the Trust’s shares will be delisted by Nasdaq upon completion of the Asset Sale. However, prior to the final record date, the Trust’s shares will continue to be transferable and the Trust’s shareholders will continue to have such rights as applicable laws confer upon shareholders. The Trust currently intends to close its books on the final record date and at that time cease recording share transfers and issuing share certificates (other than replacement certificates).

PROPOSAL NO. 3: ELECTION OF TRUSTEES

Share Ownership Information

No person is known to the Trust to own of record or beneficially more than 5% of the Trust’s outstanding shares of beneficial interest except as set forth in the following table. The information below is as of April 3, 2006.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Shares of Beneficial Interest	John I. Bradshaw, Jr. 320 N. Meridian Street Indianapolis, IN 46204	94,123	(1)	5.2%

Shares of Beneficial Interest	Murray R. Wise 4309 Crayton Road Naples, FL 34103	113,966	(2)	6.3%

Shares of Beneficial Interest	David C. Eades 1701 Broadmoor Drive Champaign, IL 61821	114,600	(3)	6.4%

Shares of Beneficial Interest	Mercury Real Estate Advisors, LLC 100 Field Point Road Greenwich, CT 06830	158,805	(4)	8.8%

Shares of Beneficial Interest	Prana Securities Adviser, LLC 333 West 52nd St., Ste 600 New York, NY 10019	273,021	(5)	15.3%

(1)	John I. Bradshaw, Jr., is sole owner of 91,664 shares and shares voting and investment power with respect to 459 shares owned by his spouse and 2,000 shares owned by a trust for his sister.
(2)	Murray R. Wise is sole owner of 103,883 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 7,083 shares owned by the Westchester Profit Sharing Trust, 1,000 shares owned by the Westchester Foundation and 1,000 shares owned by Travinap Partnership.
(3)	David C. Eades is sole owner of 83,300 shares and shares voting and investment power with respect to 6,000 shares owned by his spouse, 4,000 owned by the mother of his spouse, 16,300 shares owned by the Eades Foundation and 5,000 shares owned by the Helen Virginia Eades Trust.
(4)	Mercury Real Estate Advisors, LLC, as sole owner, has exclusive voting and investment power with respect to 158,805 shares.
(5)	Prana Securities Adviser, LLC, a New York limited liability company (the “Investment Manager”), is the investment adviser to Prana Securities Fund I, L.P., a Delaware limited partnership (the “Fund”), the record holder of the indicated shares. The general partner of the Fund is Prana Securities Manager, LLC, a Delaware limited liability company (the “General Partner”). Prana Real Estate Securities, LLC, a California limited liability company, is the sole member of the General Partner and the Investment Manager, and a manager of the General Partner. Prana Holding Company, LLC is the sole member and a manager of Prana Real Estate Securities, LLC. Kurt C. McCracken is Chairman and a Manager of Prana Holding Company, LLC. Neil C. McKinnon is a Manager of Prana Real Estate Securities, LLC and President and a Manager of Prana Holding Company, LLC. The shares are held directly by the Fund for the benefit of its investors, and indirectly by Mr. McCracken, Mr. McKinnon, Prana Holding Company, Prana Real Estate Securities, the General Partner and the Investment Manager. Each of the foregoing persons, except for the Fund, disclaims beneficial ownership of the indicated shares except to the extent of the person’s pecuniary interest therein.

Nomination Process

The board of trustees, without having designated a nominating committee, determines trustee nominations as a full Board. The board of trustees includes eight individuals who meet the definition of “independent director” in the rules of the NASDAQ Stock Market, and the President and Chief Executive Officer of the Trust. The board of trustees believes that the determination of nominees is benefited by the knowledge and perspective of all of these individuals acting together as the full board.

The board of trustees will consider, on a case by case basis, trustee candidates recommended by shareholders generally in the same manner as candidates recommended by a trustee or an officer of the Trust. The Board adopted on September 28, 2004, a written policy for how it will consider such recommendations. This policy provides that in evaluating nominees, the Board will:

•	consider whether a current board member wishes to be re-elected;

•	if a new nominee is needed, determine the skills and experience desired in a new trustee, such as business experience, financial expertise, compatible business development expertise or other qualities, skills or background which the board feels are necessary or desirable to have represented on the Board;

•	identify potential nominees who have such skills and experience;

•	determine whether the candidates are willing and able to serve, if elected;

•	develop a consensus within the Board with respect to which, among the available potential nominees, would be best suited for the position;

•	become acquainted with the nominee and conduct a background investigation; and

•	nominate the candidate, with the determination made by a vote of a majority of the independent members of the Board of Trustees.

A shareholder who wishes to recommend a nominee must submit a written request to do so to the Secretary of the Trust on or before November 30 of the year immediately preceding the Annual Meeting of shareholders. The written request must include the full name, age, business or residential address and principal occupation of the potential nominee. The recommending shareholder must state the number of shares in the Trust that such shareholder beneficially owns and the length of time such shares have been so owned.

In addition, the Trust’s Trust Instrument provides that nominations for trustees may be made from the floor at the Annual Meeting.

The Trust Instrument provides that the number of trustees shall be fixed from time to time by a resolution passed by a majority of the trustees, but shall not be less than 5 nor more than 9. The number of trustees is presently fixed at 9.

Audit Committee

The Sarbanes-Oxley Act of 2002 requires that the Audit Committee consist entirely of independent board members, at least one of whom must be a financial expert. Rules subsequently promulgated by the Securities and Exchange Commission define the qualifications of a financial expert. Larry S. Boulet, a qualified financial expert, is a member of the board and chairman of the Audit Committee.

Information Relating to Nominees

Three trustees will be elected at the meeting, each for a term of 3 years. They will serve until their successors are elected and qualified or until their earlier resignation, retirement, removal from office or death. Our shareholders elect our trustees by a plurality vote. Accordingly, the three nominees who receive the most votes will be elected. Abstentions will have no effect on the election of trustees. Unless authority is withheld, the enclosed proxy will be voted in favor of electing as trustees: John W. Adams, John I. Bradshaw, Jr. and Marvin L. Hackman, each for a term of 3 years.

In the event a nominee should become unavailable for election for any reason, which event is not expected to occur, the proxies will be voted for a substitute recommended by the board of trustees. The following table contains information with respect to the nominees:

Name and Address	Age	Principal Occupation for Past Five Years	Period During Which He Served as a Trustee (Term to End)	Shares of the Trust Beneficially Owned as of April 3, 2006
John W. Adams (1) Indianapolis, IN	57	Principal JWA Sports, LLC Private investments (since January, 2004)	1996 to date (2009)	2,100 (.12%)

		Vice President Browning Investments, Inc. Real estate development (1990 to 2004) Other directorships: None

John I. Bradshaw Jr. (2) Indianapolis, IN	75	President and CEO Century Realty Trust Other directorships: None	1982 to date (2009)	94,123 (5.2%)

Marvin L. Hackman (1) Indianapolis, IN	72	Partner, Hackman Hulett & Cracraft LLP (Since January 1989)	2000 to date (2009)	1,200 (.07%)

(1)	Shares are held with sole voting and investment power.
(2)	John I. Bradshaw, Jr., is sole owner of 91,664 shares and shares voting and investment power with respect to 459 shares owned by his spouse and 2,000 shares owned by a trust for his sister.

Information Relating to Members of the Board of Trustees Whose Terms Have Not Yet Expired

Name and Address	Age	Principal Occupation for Past Five Years	Period During Which He Served as a Trustee (Term to End)	Shares of the Trust Beneficially Owned as of April 3, 2006

Francis M. Hapak (1) Indianapolis, IN	80	Real estate investor Self employed Other directorships: None	2000 to date (2007)	76,205 (4.2%)

John J. Dillon (2) Indianapolis, IN	46	Chief Deputy Mayor/Chief of Staff City of Indianapolis (since January 2006)	2000 to date (2007)	23,128 (1.3%)

		Businessman Self employed (March 2003 to January 2006) (August 2000 to January 2002)

		Chief Operating Officer Standard Management Corp. Financial services holding company (January 2002 to March 2003) Other directorships: Indianapolis Bond Bank

Name and Address	Age	Principal Occupation for Past Five Years	Period During Which He Served as a Trustee (Term to End)	Shares of the Trust Beneficially Owned as of April 3, 2006

Murray R. Wise (3)	57	Chairman and CEO Westchester Group, Inc. Agricultural investments Other directorships: None	2000 to date (2007)	113,966 (6.3%)

Larry S. Boulet (4)	59	President Boulet Consulting LLC Business consulting (since July 2002)	2003 to date (2008)	5,100 (0.3%)

		Senior Audit Partner PriceWaterhouseCoopers LLP Public accounting (1998 to July 2002) Other directorships: None

Michael W. Malafronte (5)	31	Vice President Arnhold and S. Bleichroeder Advisors, LLC Asset management (since July 2005)	2005 to date (2008)	5,000 (0.3%)

		Principal
		Oppenheimer + Close Financial investments Other directorships: Bresler & Reiner, Inc.

Neil C. McKinnon (6)	47	President & Manager Prana Holding Company, LLC Real estate investments Other directorships: None	2005 to date (2008)	278,021 (15.3%)
Trustees and Officers as a group (9 persons)				599,243 (33.1%)

(1)	Francis M. Hapak is the sole owner of 38,392 shares and shares voting and investment power with respect to 38,213 shares owned by Charlotte H. Hapak, his wife.
(2)	John J. Dillon is sole owner of 3,688 shares and shares voting and investment power with respect to 19,440 shares owned by Dillon Family Limited Partnership in which he is a limited partner.
(3)	Murray R. Wise is sole owner of 103,883 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 7,083 shares owned by the Westchester Profit Sharing Trust, 1,000 shares owned by the Westchester Foundation and 1,000 shares owned by Travinap Partnership.
(4)	Shares are held with sole voting and investment power.
(5)	Michael W. Malafronte is the holder of an exercisable, but unexercised, option to purchase 5,000 shares, which shares are construed herein to be beneficially owned by him.
(6)	Neil C. McKinnon is the holder of an exercisable, but unexercised, option to purchase 5,000 shares, which shares are construed herein to be beneficially owned by him. Mr. McKinnon disclaims beneficial ownership of 273,021 shares beneficially owned by Prana Securities Adviser, LLC, except to the extent of his pecuniary interest therein. See also footnote 5 under Share Ownership Information above.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that certain Trustees, Officers and share owners of 10% or more of the Trust’s shares file with the Securities and Exchange Commission and the Trust an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of shares of the Trust, and certain amendments thereto. Based solely on its review of such forms received by the Trust, the Trust is unaware of any instances not previously reported in which any of said persons did not timely comply with filing requirements under Sec. 16(a) during the fiscal years ended December 31, 2004 and 2005, except that in April 2006, Michael W. Malafronte filed a late Form 3 reporting his election to the board of trustees in May 2005 and a Form 4 reporting that an option to purchase 5,000 shares of beneficial was granted to him by the Trust upon his election to the board of trustees.

Compensation of Trustees

Each trustee, other than Mr. Bradshaw, is paid $750 per quarter plus $300 for each meeting of the trustees attended by him. Members of the audit committee are each paid $300 for attendance at each meeting of the committee. In addition, trustees are paid amounts, not in excess of $300 each day, for property inspections and special assignments. No additional compensation is paid to those trustees, other than Mr. Bradshaw, who are also officers of the Trust. In 2005, under these arrangements, the Trust paid a total of $54,600 in trustee compensation to all trustees who, individually, were paid amounts ranging from $6,900 to $9,000.

Except as set forth below, no options, warrants, or rights of any kind were granted or exercised during 2005. No long term or deferred compensation arrangements have been awarded to any trustee, officer or employee of the Trust.

EXECUTIVE COMPENSATION

Summary Compensation Table

John I. Bradshaw, Jr. is the sole executive officer of the Trust. He has held the position of President and Chief Executive Officer since 1982.

SUMMARY COMPENSATION TABLE

	Annual Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Other Compensation($)		Long-Term Compensation Awards Options(#)
John I. Bradshaw, Jr.,	2005	99,000	—	898	*	—
President and	2004	99,000	—	1,619	*	—
Chief Exec. Officer	2003	99,000	—	2,686	*	—

*	Compensation equivalent of club dues paid on behalf of named individual.

OPTION GRANTS IN LAST FISCAL YEAR

	Options Granted (#)	Individual Grants % of Total Options Granted In Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name					5%	10%
Michael W. Malafronte	5,000	50%	$18.95	5/3/08	$15,050	$26,400
Neil C. McKinnon	5,000	50%	$18.95	5/3/08	$15,050	$26,400

The Options are exercisable at any time until the expiration date. Upon exercise, shares in treasury, to the extent available, will be issued. Potential realizable value is computed based upon a market value of $19.80 per share on March 15, 2006.

The exercise price per share represents the closing share price on the date of grant.

OPTIONS EXERCISED IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUE

Name	Shares Acquired On Exercise (#)	Value Realized*	Unexercised Options at Fiscal Year End (#) (All Exercisable)	Value of Unexercised In-The-Money Options at Fiscal Year End ** (All Exercisable)
Larry S. Boulet	3,000	$17,970	—	—
Michael W. Malafronte	—	—	5,000	$1,500
Neil C. McKinnon	—	—	5,000	$1,500

*	Value realized based on the closing share prices on the dates exercised.
**	Value based on 19.25 per share, the closing price on December 31, 2005.

OTHER MANAGEMENT INFORMATION

The board of trustees held 12 scheduled meetings during 2005. Each of the trustees attended 75% or more of those meetings and of meetings of the Audit Committee on which he serves. The Trust does not have a policy with regard to attendance by board members at annual meetings. All nine board members attended the last annual shareholders meeting held on May 4, 2005, and all of the current board members and nominees are expected to attend the 2006 meeting.

A shareholder may communicate with the board of trustees or any individual trustee by mailing a communication to the Trust addressed to the board of trustees or the individual trustee. All of such communications, except those clearly of a marketing nature, will be forwarded directly to the appropriate individual trustee or presented to the full board of trustees at a meeting of the board of trustees.

The board of trustees has a standing Audit Committee. Information regarding the functions performed by the committee, its membership, and the number of meetings held during 2005 is set forth below under “—Audit Committee Report”. All of the members of the Audit Committee are independent (as defined in the Trust’s NASDAQ listing requirements) of management of the Trust. The board of trustees has not designated standing nominating or compensation committees.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Trust’s financial reporting process on behalf of the board of trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The committee is comprised of three members, all of whom are independent from the Trust and the Trust’s management (as defined by all applicable rules and regulations). In performing its oversight responsibilities, the Audit Committee operates under a written charter, which was updated in 2004 to reflect requirements of the SEC.

In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Trust’s accounting principles as required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented, and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has been provided with the written disclosures and the letter required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors the auditors’ independence from management and the Trust.

The committee discussed with the Trust’s independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Trust’s internal controls, and the overall quality of the Trust’s financial reporting. The committee held three meetings during 2005.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of trustees (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC. The committee recommended, and the Board approved, the selection of the Trust’s independent auditors.

Larry S. Boulet, Audit Committee Chairman

John W. Adams, Audit Committee Member

Michael W. Malafronte, Audit Committee Member

March 9, 2006

AUDITORS

The board of trustees appointed the firm of Ernst & Young LLP, as auditors for the Trust for the year ended December 31, 2005. This firm has previously audited the Trust’s financial statements each year beginning with 1973. The Audit Committee approved all non-audit services before they were performed following specific consideration as to the possible effects of such services on the independence of the auditors. Following a schedule of fees billed to the Trust and its subsidiaries by Ernst & Young during 2005 and 2004:

	2005	2004
Audit Fees (1)	$98,000	$80,500
Audit-Related Fees (2)	$4,000	None
Tax Fees (3)	$32,500	$31,000
All Other Fees (4)	None	None

(1)	Audit Fees—Fees for professional services performed by Ernst & Young for the audit of the Trust’s annual financial statements and review of financial statements included in the Trust’s 10-Q filings.
(2)	Audit-Related Fees—Audit related services in 2005 consisted of consultations regarding financial accounting and reporting matters.
(3)	Tax Fees—Fees for services with respect to tax compliance, tax advice and tax planning. This includes review of federal and state tax returns for the Trust and its consolidated subsidiaries, and preparation of federal and state tax returns for Partnerships controlled, but not wholly-owned, by the Trust.
(4)	All Other Fees—Fees, of which there were none in 2005 and 2004, for permissible work performed by Ernst & Young that does not meet the above category descriptions.

A representative of Ernst & Young is expected to be present at the Annual Meeting of shareholders, will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Only such business will be conducted at this Annual Meeting as will have been brought by our board of directors before the meeting pursuant to the attached Notice of Annual Meeting of Shareholders.

If you want to submit a proposal for presentation at our 2007 Annual Meeting, you must submit it to us by April 3, 2007, in order to be considered for inclusion in our proxy statement and related proxy materials for that meeting. Address all shareholder proposals to Century Realty Trust, 320 North Meridian Street, Suite 823, Indianapolis, Indiana 46204, Attn: Secretary. We reserve the right to reject, rule out-of-order, or take other appropriate action with respect to any proposal that does not comply with applicable requirements, including conditions established by the Securities and Exchange Commission.

ANNUAL REPORT

Our annual report to shareholders for 2005 accompanies this proxy statement unless it was previously mailed to you. You may obtain a copy of the Trust’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC free of charge upon written request to the Secretary of the Trust at the office of the Trust.

WHERE YOU CAN FIND MORE INFORMATION

The Trust files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Trust files with the Securities and Exchange Commission at the Commission’s public reference rooms at Public Reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet worldwide web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation. This proxy statement is dated July 27, 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, unless the information specifically indicates that another date applies. The mailing of this proxy statement to our shareholders does not create any implication to the contrary.

OTHER MATTERS

The board of trustees knows of no other matters to be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting, the board of trustees intends that the persons named in the proxies received by the Trust will vote upon those matters in accord with their best judgment.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Century Realty Trust

We have audited the accompanying consolidated balance sheets of Century Realty Trust and Subsidiaries (the Trust) as of December 31, 2005 and 2004, and the related consolidated statements of operations, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Century Realty Trust and Subsidiaries at December 31, 2005 and 2004, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

February 24, 2006

Indianapolis, IN

Century Realty Trust and Subsidiaries

Consolidated Balance Sheets

	December 31
	2005	2004
Assets
Real estate investments:
Land	$3,140,029	$3,140,029
Buildings	44,865,692	44,531,489
Equipment	772,275	769,765
Allowances for depreciation	(15,926,563)	(14,903,389)

	32,851,433	33,537,894
Real estate held for sale, net of $1,861,117 allowances for depreciation	—	5,834,086
Cash and cash equivalents	2,790,787	3,037,234
Restricted cash	1,580,045	1,885,865
Funds held in escrow for possible completion of 1031 exchange	3,234,065	—
Accounts and accrued interest receivable	525,365	426,478
Unamortized management contracts	124,651	189,686
Unamortized mortgage costs	239,644	275,478
Undeveloped land	99,675	99,675
Other assets	173,882	185,075
Real estate held for sale, other assets	—	398,114

	$41,619,547	$45,869,585

Liabilities and shareholders’ equity
Liabilities:
Mortgage notes payable	$27,805,711	$33,026,470
Accounts payable and accrued liabilities	646,019	580,338
Accrued interest	161,574	150,236
Accrued property taxes	1,254,768	1,386,978
Tenants’ security deposits and unearned income	525,061	520,118
Real estate held for sale, other liabilities	—	405,074

	30,393,133	36,069,214
Minority interest in operating partnerships	264,112	315,004

Shareholders’ equity:
Shares of beneficial interest, no par value
Authorized—5,000,000 shares
Issued 1,806,349 shares, including 3,507 in treasury in 2005, and 1,795,909 shares, including 6,507 in treasury in 2004	9,648,572	9,599,697
Overdistributed income other than from gain on sale of real estate	(1,955,471)	(2,176,023)
Undistributed net realized gain from sale of real estate	3,305,426	2,128,905
Cost of treasury shares	(36,225)	(67,212)

	10,962,302	9,485,367

	$41,619,547	$45,869,585

See accompanying notes.

Century Realty Trust and Subsidiaries

Consolidated Statements of Operations

	Years Ended December 31
	2005	2004	2003
Income
Real estate operations:
Rental income	$10,478,582	$10,233,114	$9,745,507
Other income	213,960	180,108	169,108

	10,692,542	10,413,222	9,914,615
Less:
Real estate operating expenses	4,956,079	4,921,806	4,820,743
Depreciation	1,423,884	1,418,720	1,456,135
Real estate taxes	1,096,361	1,018,211	1,375,129

	7,476,324	7,358,737	7,652,007

	3,216,218	3,054,485	2,262,608
Interest income	92,373	38,780	16,615

	3,308,591	3,093,265	2,279,223
Expenses
Interest	2,018,375	2,128,408	2,205,435
Mortgage loan extinguishment costs	—	117,044	—
General and administrative expenses	769,711	730,887	633,873

	2,788,086	2,976,339	2,839,308

Income (loss) before minority interest and discontinued operations	520,505	116,926	(560,085)
Minority interest in operating partnerships	(17,314)	31,211	89,935

Income (loss) before discontinued operations	503,191	148,137	(470,150)
Income (loss) from discontinued operations, including gain on sale of rental properties of $2,045,423 in 2005 and $2,689,599 in 2004	2,335,855	2,498,930	(70,508)

Net income (loss)	$2,839,046	$2,647,067	$(540,658)

Earnings (loss) per share—basic and diluted:
Income (loss) before discontinued operations	$0.28	$0.08	$(0.26)
Income (loss) from
	1.30	1.40	(0.04)

Net income (loss)	$1.58	$1.48	$(0.30)

See accompanying notes.

Century Realty Trust and Subsidiaries

Consolidated Statements of Shareholders’ Equity

	Outstanding Shares of Beneficial Interest	Shares of Beneficial Interest	Undistributed (Overdistributed) Income Other Than From Gain on Sale of Real Estate	Undistributed Net Realized Gain from Sale of Real Estate	Cost of Treasury Shares	Total
Balance at January 1, 2003	1,761,701	$9,472,832	$(920,316)	$1,316,078	$(198,392)	$9,670,202
Shares issued	9,389	76,850	—	—	—	76,850
Stock options exercised	10,700	(847)	—	—	110,522	109,675
Net loss for 2003	—	—	(540,658)	—	—	(540,658)
Dividends ($.38 per share)	—	—	(672,517)	—	—	(672,517)

Balance at December 31, 2003	1,781,790	$9,548,835	$(2,133,491)	$1,316,078	$(87,870)	$8,643,552
Shares issued	5,612	49,920	—	—	—	49,920
Stock options exercised	2,000	942	—	—	20,658	21,600
Net income (loss) for 2004	—	—	(42,532)	2,689,599	—	2,647,067
Dividends ($1.05 per share)	—	—	—	(1,876,772)	—	(1,876,772)

Balance at December 31, 2004	1,789,402	$9,599,697	$(2,176,023)	$2,128,905	$(67,212)	$9,485,367
Shares issued	10,440	47,462	—		—	47,462
Stock options exercised	3,000	1,413	—		30,987	32,400
Net income for 2005	—	—	793,623	2,045,423	—	2,839,046
Dividends ($.80 per share)	—	—	(573,071)	(868,902)	—	(1,441,973)

Balance at December 31, 2005	1,802,842	$9,648,572	$(1,955,471)	$3,305,426	$(36,225)	$10,962,302

See accompanying notes.

Century Realty Trust and Subsidiaries

Consolidated Statements of Cash Flows

	Years Ended December 31
	2005	2004	2003
Operating activities
Net income (loss)	$2,839,046	$2,647,067	$(540,658)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Less gain on sale of investment properties	(2,045,423)	(2,689,599)	—
Depreciation and amortization	1,477,662	1,711,885	1,796,467
Write-off of unamortized mortgage costs related to loans extinguished	—	56,572	—
Minority interest	17,314	(31,211)	(89,935)
Changes in operating assets and liabilities:
Restricted cash	736,720	(358,265)	(150,018)
Accounts and accrued income receivable	(77,083)	(69,237)	(74,501)
Other assets	(11,258)	(76,106)	(23,167)
Accounts payable and accrued liabilities	(226,406)	102,598	404,556
Tenants’ security deposits and unearned income	(77,371)	33,108	48,991

Net cash provided by operating activities	2,263,834	1,326,812	1,371,735

Investing activities
Net proceeds from sales of property	7,700,909	2,989,586	—
Sale proceeds escrowed for possible completion of 1031 exchange	(3,234,065)	—	—
Purchase of property and improvements	(695,415)	(389,546)	(389,675)
Lease principal payments received	—	51,731	49,548

Net cash provided by (used in) investing activities	3,771,429	2,651,771	(340,127)

Financing activities
Mortgage loan repaid with sale proceeds	(3,966,400)	—	—
Net proceeds from mortgage notes payable	—	4,484,115	—
Mortgage loan balances refinanced	—	(4,410,439)	—
Principal payments on mortgage notes payable	(1,254,359)	(710,312)	(664,591)
Sale of treasury shares	32,400	21,600	109,675
Distributions to minority interest for Porter Portfolio	(20,745)	—	(6,101)
Dividends paid to shareholders	(1,441,973)	(1,876,772)	(671,183)

Net cash used in financing activities	(6,651,077)	(2,491,808)	(1,232,200)

Net increase (decrease) in cash and cash equivalents	(246,447)	1,486,775	(200,592)
Cash and cash equivalents at beginning of year	3,037,234	1,550,459	1,751,051

Cash and cash equivalents at end of year	$2,790,787	$3,037,234	$1,550,459

Supplemental Data
Selected noncash activities related to investing and financing activities were as follows:
Issued 10,440, 5,612 and 9,389 shares of beneficial interest in 2005, 2004, and 2003, respectively, in exchange for operating partnership units (see Note 3)	$47,462	$49,920	$76,850

See accompanying notes.

CENTURY REALTY TRUST AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2005

1.	Significant Accounting Policies

Organization and Management Agreements

Century Realty Trust (the Trust) commenced operations under a Plan of Reorganization as of January 1, 1973, as the successor in interest to American National Trust and Republic National Trust. CRT Investments, Inc. was formed as a wholly owned subsidiary in 2001. Century Realty Properties, L.P., an Indiana limited partnership, was formed in 2001, with Century Realty Trust as its manager and sole general partner and CRT Investments, Inc. as its sole limited partner. During 2001, the Trust conveyed substantially all of its investment properties to Century Realty Properties, L.P. Charter Oaks Associates, LLC, and CR Management, Inc. were formed as wholly owned subsidiaries in 1997. CR Management, Inc. is the manager and sole general partner of five partnerships (Porter Portfolio), each of which owns one apartment property as its principal asset. As the sole general partner and pursuant to each partnership agreement, the Trust, through its wholly owned subsidiary, has full, exclusive, and complete responsibility and discretion in the management and control of each of these five partnerships. Control is demonstrated by the ability of the general partner to manage day-to-day operations, refinance debt, and sell the assets of the partnerships without the consent of the limited partners and the inability of the limited partner to replace the general partner. Interests held by limited partners other than the Trust in the five real estate partnerships are reflected as minority interests in operating partnerships. Charter Oaks Associates, LLC holds title to the Charter Oaks apartments in Evansville, Indiana, which the Trust purchased in 1997.

The Trust owns and operates 13 residential rental properties and three commercial properties throughout Indiana. The Trust also owns one restaurant property in Florida. The Trust aggregates its properties into a single investment property segment because the residential rental properties have similar economic characteristics, facilities, and services, and the restaurant and commercial properties are not material to the consolidated financial statements to warrant separate disclosure. All segment disclosures are included in, or can be derived from, the Trust’s consolidated financial statements.

The residential rental properties owned and controlled by the Trust are managed under agreements with Buckingham Management, LLC, an independent property management firm. The agreements provide for management fees based generally on gross rental collections (See Note 10).

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Trust and its wholly owned and controlled subsidiaries, including the five operating partnerships controlled by CR Management, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

Revenue Recognition

The revenue of the Trust primarily consists of rental income associated with short-term leases from apartments with terms generally of one year or less. Rental income is recognized when earned.

Cash and Cash Equivalents

Cash and cash equivalents include cash and short-term investments with original maturities of less than 30 days.

Restricted Cash

Restricted cash includes security deposit savings accounts, property completion and replacement reserves, and real estate tax and insurance escrow accounts held by lenders.

Unamortized Management Contracts

Unamortized management contracts represent the allocation of the purchase price related to the Porter Portfolio acquisition identifiable with obtaining management of those properties (see Note 3). Amortization is computed by the straight-line method for a ten year period, which is the number of years the limited partners in the five controlled partnerships have to exchange their operating partnership units (O.P. units) into shares of beneficial interest of the Trust. The cumulative amortization was $525,699 and $460,664 at December 31, 2005 and 2004, respectively.

Unamortized Mortgage Costs

Unamortized mortgage costs represent costs incurred to acquire long-term financing. Amortization is computed by the straight-line method based on the terms of the loans, which approximates the effective interest method. The cumulative amortization was $191,895 and $197,987 at December 31, 2005 and 2004, respectively.

Real Estate Investments

Real estate investments are stated on the basis of cost. Depreciation is computed by the straight-line method based on estimated economic lives ranging from 29 to 40 years for buildings and 3 to 15 years for equipment.

When an event or change in circumstance indicates that future undiscounted cash flows and net realizable value is insufficient to recover the carrying value of a long-lived asset, the asset value is reduced to fair market value, and an impairment loss is recognized.

Real estate investments classified as held for sale are generally under contract to be sold with a high probability of being consummated within one year. Real estate held for sale is carried at the lower of cost, net of accumulated depreciation, or fair market value less cost to dispose. Income, net of expenses related to real estate held for sale is classified on the Statement of Operations as income or loss from discontinued operations.

Treasury Shares

Treasury shares are carried at cost and shares reissued are removed based on average cost. The difference between proceeds received on reissuance and the average cost is credited or charged to shares of beneficial interest.

Income Taxes

The Trust intends to continue to qualify as a real estate investment trust, as defined in the Internal Revenue Code, and will distribute the majority of its taxable income. Realized gains on the sale of investments are distributed to shareholders if and when recognized for income tax purposes. Assuming compliance with other requirements of the Code, income so distributed will not be taxable to the Trust. Accordingly, no provision for federal income taxes is made in the consolidated financial statements.

For income tax purposes, distributions paid to shareholders consist of ordinary income, capital gains, return of capital, or a combination thereof. Earnings and profits, which determine the taxability of dividends to shareholders, differ from reported net income due to differences for tax purposes in the estimated useful lives used to compute depreciation and the carrying values of the depreciable properties.

No provision has been made for income taxes or related credits of the operating partnerships as the results of operations are includable in the tax returns of the partners.

Net Income (loss) per Share

Net income (loss) per share is computed in accordance with Statement of Financial Accounting Standards No.128.

Stock-Based Compensation

As permitted by SFAS No. 123, Accounting for Stock Based Compensation, the Trust accounts for its Trustee stock options using the intrinsic value method. Accordingly, no compensation expense is recognized for stock options to the extent the option exercise price equals fair value on the date of the grant. If compensation expense for the Company’s stock options had been determined based on the fair value method of accounting, net income (loss) and earnings (loss) per share would not have been materially impacted.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123 (revised 2004), Share-Based Payment. SFAS No. 123(R), which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation, superseded APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends SFAS No. 95, Statements of Cash Flows. Statement No. 123R requires that all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based upon their fair value. The current pro forma disclosure of the impact on earnings is no longer allowed. The Statement will be effective for the Trust beginning in the first quarter of 2006. Given the nature of the Trust’s share based payments, the Trust does not believe SFAS 123(R) will have a material impact on its results of operations.

During 2005, the FASB issued FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations,” an interpretation of FASB Statement No. 143, Asset Retirement Obligations (“FIN 47”). FIN 47 became effective for the year ended December 31, 2005 and provides clarification of the term “conditional asset retirement obligation” as used in SFAS 143, defined as a legal obligation to perform an asset retirement activity in which the timing or method of settlement are conditional on a future event that may or may not be within the control of the company. Under this standard, a company must record a liability for a conditional asset retirement obligation if the fair value of the obligation can be reasonably estimated. The adoption of FIN 47 did not have a material effect on the Trust’s consolidated financial statements. Certain of the Trust’s properties may contain asbestos. If these properties were demolished, environmental regulations specify the manner in which asbestos must be handled and disposed. Because the Trust’s obligation for handling the disposal of any asbestos has an indeterminable settlement date, it is not able to reasonably estimate this asset retirement obligation.

2.	Real Estate Investments

Real estate investments consist principally of apartments and commercial properties in Indiana. In connection with these properties, the Trust is principally a lessor using short-term operating leases. The Florida restaurant property is currently operating under a net lease which will expire July 31, 2006.

3.	Interest in Operating Partnerships

In 1997, the Trust, through its wholly owned subsidiary, CR Management, Inc., acquired from a single unrelated seller, the general partner interest in five limited partnerships (the Porter Portfolio), each of which owned a single apartment property as its principal asset.

The acquisition resulted in creating five new partnerships that issued, in the aggregate, 286,908 O.P. units to the selling partnerships for their contribution of net assets to the newly formed partnerships. At the date of acquisition, the market value of the Trust’s shares of beneficial interest was $11.625 per share.

The acquisition agreement provided that the Trust would use it best efforts to grant to each beneficial owner of O.P. units, commencing two years after closing, the right to exchange those units on a one-for-one basis for shares of beneficial interest of the Trust.

Such exchange rights were granted in December 1999, effective January 1, 2000, and on the first day of each quarter thereafter and will exist until November 27, 2007, at which time the Trust may, at its option, require the exchange of any remaining outstanding O.P. units. Through December 31, 2005, holders of 252,821 O.P. units have elected to exchange their units for shares of beneficial interest. The Trust repurchased 13,793 of those shares, for a total cost of $162,986, from residents of certain states with which the Trust elected not to register its shares. As a result of the exchanges, the Trust owned 88.1% of the limited partnership interests in the Porter Portfolio partnerships at December 31, 2005.

Due to the level of control that the Trust has over the activities and operations of each of these partnerships included in the Porter Portfolio, the financial position and results of operations of those partnerships are included in the consolidated financial statements of the Trust from the date of their acquisition. The equity interests that the Trust does not own are described in the consolidated financial statements as the minority interest in operating partnerships.

4.	Discontinued Operations

In April 2004, the Trust sold Park Plaza, a 176-unit apartment community in Indianapolis, and in December 2004, entered into contracts with separate unrelated parties to sell Fox Run, a 256-unit apartment community in Indianapolis, and a restaurant property in Indianapolis. The restaurant property was sold in July 2005, for $850,000 before the payment of any transaction costs, resulting in a gain of approximately $601,000. The Fox Run apartments were sold in December 2005, for $7,273,750 before the payment of any transaction costs, resulting in a gain of approximately $1,444,000. After closing costs and repayment of the mortgage loan on Fox Run, $3,234,065 was placed in escrow with a qualified intermediary to be held for investment in replacement property in accordance with the tax free exchange provisions of the Internal Revenue Code.

In accordance with provisions of FASB Statement No. 144, Accounting for the Impairment or Disposal of Long Lived Assets, the above properties were classified in the Trust’s balance sheets as Real Estate Held for Sale. The results of operations are separately classified for all periods presented as discontinued operations.

The following is a summary of the income (loss) from operations of Park Plaza, Fox Run, and the restaurant property :

	Years Ended December 31
	2005	2004	2003
Rental income	$1,224,537	$1,560,248	$2,016,519
Other income	33,248	58,173	73,906
Income from financing leases	—	8,856	16,548

	1,257,785	1,627,277	2,106,973
Less:
Rental operating expenses	787,251	1,034,640	1,404,105
Provision for depreciation	—	246,969	292,901
Real estate taxes	(77,826)	346,843	281,460
Interest expense	257,928	189,494	199,015

	967,353	1,817,946	2,177,481

Income (loss) from discontinued operations, before gain on sale	290,432	(190,669)	(70,508)
Gain on sale of rental property	2,045,423	2,689,599	—

Income (loss) from discontinued operations	$2,335,855	$2,498,930	$(70,508)

5.	Mortgage Notes Payable

Mortgage notes are payable in monthly installments, including interest at rates ranging from 4.95% to 9% per annum, and mature from April 1, 2006 to August 1, 2037. At December 31, 2005 and 2004, mortgage notes payable by the Trust amounted to $27,805,711 and $33,026,470, respectively. The aggregate amount of long-term debt maturities for each of the five years after December 31, 2005 is: 2006, $6,035,358; 2007, $527,509; 2008, $6,306,314; 2009, $738,474; 2010, $385,423; and thereafter $13,812,633. The Trust plans to meet its obligations as they become due in 2006 through using current cash on-hand (including cash held in escrow at December 31, 2005, as described further in Note 9) or through re-financing the outstanding indebtedness on the respective properties pending the outcome of the proposed sale of substantially all of the assets of the Trust.

At December 31, 2004, the Fox Run apartment complex had an outstanding mortgage note payable of $4,573,800. During 2005, the Trust extended the mortgage note payable due date on the Fox Run apartment complex and simultaneously paid down the mortgage note by $500,000. In connection with the sale of the Fox Run apartments, the Trust repaid in its entirety, the $3,966,400 outstanding balance of the Fox Run mortgage. There was no outstanding mortgage debt related to the Indiana restaurant property that was sold in July 2005.

A mortgage loan on the Chester Heights apartments that provided for monthly payments of $9,986, including 8.125% interest, matured in October 2004 with an unpaid balance of $731,787. That balance was repaid with the proceeds of a new $731,787 mortgage loan from the same lender, repayable in monthly installments, including interest, until it matures in October 2009 with the balance due at maturity. The interest rate and monthly payment amount is adjusted annually. In November 2005, the monthly payment was adjusted to $10,124, including interest at the new rate of 6.83%. Without further adjustments the balance due at maturity would be $303,291.

Two of the mortgage loans from the Porter Portfolio totaling $3,684,450 were repaid during 2004 using the proceeds of two new fixed rate long-term mortgage loans approximately totaling $3,978,400. The new loans allowed the Porter Portfolio to reduce their aggregate average interest rate from approximately 7.6% to 6.4%. In connection with the refinancing, the two respective partnerships wrote off unamortized costs totaling $56,572 and incurred loan prepayment premiums of $60,471.

Cash paid for interest was $2,192,026, $2,357,631, and $2,411,133 for the years ended December 31, 2005, 2004, and 2003, respectively.

At December 31, 2005, approximately $31,190,600 of the real estate investments, after allowances for depreciation, represent collateral for the mortgage notes payable.

6.	Stock Options

In May 2005, the Board of Trustees granted each of two newly elected Trustees options to purchase 5,000 shares of beneficial interest exercisable on or before May 3, 2008, at $18.95 per share, the fair market value at the date of grant. None of the options exercised in 2005.

In May 2004, the Board of Trustees granted a newly elected Trustee, an option to purchase 5,000 shares of beneficial interest exercisable on or before May 5, 2007, at $10.80 per share, the fair market value at the date of grant. Options for 2,000 shares were exercised in December 2004, and the remaining options for 3,000 shares were exercised in January 2005.

7.	Fair Values of Financial Instruments

The following methods and assumptions were used by the Trust in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Restricted Cash: The carrying amount reported in the balance sheets for cash and cash equivalents approximates fair value.

Mortgage Notes Payable: The fair values of the Trust’s mortgage notes payable are estimated using discounted cash flow analyses based on the Trust’s current incremental borrowing rates for similar types of borrowing arrangements.

The carrying amounts and fair values of the Trust’s financial instruments are as follows:

	December 31, 2005
	Carrying Amount	Fair Value
Cash and cash equivalents	$2,790,787	$2,790,000
Restricted cash	1,580,045	1,580,000
Escrow for possible completion of 1031 exchange	3,234,065	3,234,000
Mortgage notes payable	27,805,711	27,775,000

	December 31, 2004
	Carrying Amount	Fair Value
Cash and cash equivalents	$3,037,234	$3,037,000
Restricted cash	1,885,865	1,885,000
Mortgage notes payable	33,026,470	33,437,000

8.	Earnings (Loss) Per Share

A reconciliation of the numerator and denominator of the earnings (loss) per share computation is as follows:

	2005	2004	2003
Numerator net income (loss):
Numerator for basic and diluted earnings (loss) per share	$2,839,046	$2,647,067	$(540,658)

Denominator:
Denominator for basic earnings (loss) per share-weighted average shares	1,800,456	1,786,602	1,774,987
Effect of dilutive securities: Stock options	120	747	—

Denominator for diluted earnings (loss) per share-adjusted weighted average shares and assumed conversions	1,800,576	1,787,349	1,774,987

Basic earnings (loss) per share	$1.58	$1.48	$(0.30)

Diluted earnings (loss) per share	$1.58	$1.48	$(0.30)

9.	Federal Income Taxes

The Trust initially intended to use the proceeds from the sale of the Park Plaza apartments in April 2004 and the former restaurant property in July 2005 to acquire replacement investment property in qualified tax free exchanges. The Trust was unable to acquire suitable replacements and subsequently declared and paid special cash distributions of $1.05 per share in 2004 and $.80 per share in 2005, amounts management believed would approximate the otherwise taxable income of the Trust for 2004 and 2005. The Trust initially intended to use the net proceeds from the sale of the Fox Run apartments in December 2005, to acquire replacement property in a qualified tax free exchange. Because of the subsequent event described in Note 10, the Trust will, instead, use those proceeds to retire a mortgage loan that will mature with a balance due of $3,314,000 on April 1, 2006.

10.	Subsequent Event—Proposed Sale of All Apartments and Commercial Real Estate—unaudited

On March 17, 2006 the Trust and its subsidiaries entered into a definitive asset purchase agreement to sell substantially all of its assets to Buckingham Properties, Inc. The purchase price will be $60 million, consisting of approximately $48.45 million of cash and assumed debt of approximately $11.55 million. The Trust will use a portion of the cash proceeds to retire the remaining mortgage debt, estimated to be approximately $12.1 million if the close of the transaction occurs in late June 2006. An affiliate of Buckingham Properties, Inc. has, since 2003, managed all of the Trust’s apartment properties (See Note 1).

The Board of Trustees will consider the appropriate use for the proceeds from the sale, including the possible termination and liquidation of the Trust and distribution of the proceeds to its shareholders. Termination of the Trust requires shareholder approval.

The sale is conditioned upon satisfactory completion of due diligence, negotiation of mutually acceptable definitive documentation, certain regulatory approvals and shareholder approval. Management expects that the sale could be completed in the second or third calendar quarter of 2006. Accordingly, there can be no assurance the proposed sale will be completed, or completed on the same terms and conditions as set forth in the asset purchase agreement.

Century Realty Trust and Subsidiaries

Consolidated Balance Sheet (unaudited)

March 31, 2006
Assets
Real Estate Investments:
Land	$3,026,550
Buildings	44,869,339
Equipment	792,191
Allowances for depreciation	(16,225,083)

32,462,997
Real estate held for sale, net of allowances for depreciation of $41,280	126,225
Cash and cash equivalents	3,165,951
Restricted cash	1,733,997
Funds held in escrow for possible completion of 1031 exchange	—
Accounts and accrued income receivable	365,730
Unamortized management contracts	108,392
Unamortized mortgage costs	230,687
Undeveloped land	99,675
Other assets	131,005
Real estate held for sale, other assets	3,000

Total assets	$38,427,659

Liabilities and shareholders’ equity
Liabilities:
Mortgage notes payable	$24,323,306
Accounts payable and accrued liabilities	451,506
Accrued interest	137,540
Accrued property taxes	1,567,253
Tenants’ security deposits and unearned income	518,829
Real estate held for sale, other liabilities	6,775

Total Liabilities	$27,005,209

Minority interest in operating partnerships	284,101
Shareholders’ equity:
Shares of Beneficial interest, no par value – authorized 5,000,000 shares, issued 1,806,835 shares (1,806,349 shares at December 31, 2005), including 3,507 shares in treasury	9,644,314
Overdistributed income other than from gain on the sale of real estate	(1,775,166)
Undistributed net realized gain from the sale of real estate	3,305,426
Cost of treasury shares	(36,225)

Total Shareholders’ Equity	11,138,349

Total Liabilities and Shareholders’ Equity	$38,427,659

See accompanying notes.

Century Realty Trust and Subsidiaries

Consolidated Statements of Operations

	Three Months Ended March 31,
	2006	2005
Income:
Real estate operations:
Rental income	$2,660,784	$2,601,492
Other income	64,932	50,653

	2,725,716	2,652,145
Less:
Real estate operating expense	1,185,468	1,201,682
Depreciation	356,870	353,999
Real estate taxes	223,599	314,298
	1,765,937	1,869,979

	959,779	782,166
Interest income	38,333	10,570

	998,112	792,736
Expenses:
Interest	502,576	505,778
General and administrative	316,547	177,169

	819,123	682,947

Income before minority interest and discontinued operations	178,989	109,789
Minority interest in operating partnerships	(15,733)	(579)

Income before discontinued operations	163,256	109,210
Income from discontinued operations	17,049	67,264

Net income	$180,305	$176,474

Earnings per share; basic and diluted:
Income before discontinued operations	$0.09	$0.06
Income from discontinued operations	$0.01	$0.04

Net income	$0.10	$0.10

See accompanying notes.

Century Realty Trust and Subsidiaries

Consolidated Statements of Cash Flows (Unaudited)

	Three Months Ended March 31,
	2006	2005
Operating Activities:
Net income	$180,305	$176,474
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	365,826	365,506
Minority interest	15,733	579
Changes in operating assets and liabilities:
Restricted cash	(153,952)	(241,646)
Accounts and accrued income receivable	156,635	52,364
Other assets	42,065	35,862
Accounts payable and accrued liabilities	100,713	122,169
Tenants’ security deposits and unearned rent	(6,232)	31,428

Net cash provided by operating activities	701,093	542,736
Investing activities:
Purchase of property and improvements	(77,589)	(53,881)
Funds withdrawn from escrow for possible 1031 exchange	3,234,065	—

Net cash provided by (used in) investing activities	3,156,476	(53,881)
Financing Activities:
Mortgage loan balance paid at maturity	(3,314,140)	—
Principal payments on mortgage notes payable	(168,265)	(189,051)
Exercise of stock option	—	32,400

Net cash used in financing activities	(3,482,405)	(156,651)

Net increase in cash and cash equivalents	375,164	332,204
Balance at beginning of period	2,790,787	3,037,234

Balance at end of period	$3,165,951	$3,369,438

See accompanying notes.

Century Realty Trust and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2006

1.	Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2006 are not necessarily indicative of the results that may be expected for the year ended December 31, 2006.

The balance sheet at December 31, 2005, was derived from the audited financial statements at that date but does not include all of the information and footnotes required for complete financial statements. For further information, refer to the consolidated financial statements and footnotes thereto included in the Trust’s annual report on Form 10-K for the year ended December 31, 2005.

2.	Interest in Operating Partnerships

The Trust, through its wholly-owned subsidiary, CR Management, Inc., is the general partner in five limited partnerships each of which owns, as its principal asset, a single apartment property. CR Management, Inc. owns 2,972 partnership units. Effective January 1, 2000, the Trust granted to each of the beneficial owners of the remaining 286,908 partnership units the right to exchange their units for an equal number of shares of the Trust. Exchanges are exercised effective on the first day of each calendar quarter. At December 31, 2005, the Trust owned, in the aggregate 252,821, or 88.1%, of the limited partnership interests.

During the three months ended March 31, 2006, the Trust issued 486 shares of beneficial interest in exchange for partnership units. Including the exchanges exercised in 2006, the Trust, as of March 31, 2006, owned 253,307, or 88.3%, of the 286,908 limited partnership units. The equity interest that the Trust does not own is described in the consolidated financial statements as the minority interest in operating partnerships.

3.	Mortgage Notes Payable

Twelve of the 17 properties owned by the Trust are encumbered by mortgage loans that are payable in monthly installments totaling approximately $190,400 including interest at rates ranging from 4.95% to 8.5% per annum, and which mature from May 15, 2006, to July 31, 2037. Scheduled payments during the three month period ended March 31, 2006, decreased mortgage loan balances, in the aggregate, by $168,265.

On March 31, 2006, the Trust paid $3,314,140 to repay, in full, the mortgage loan balance on the Charter Oaks apartments that was scheduled to mature on April 1, 2006. Substantially all of the cash used to retire the Charter Oaks mortgage was derived from the sale of the Fox Run apartments in 2005. The Fox Run sale proceeds had been held in escrow by a qualified intermediary for the possible acquisition of replacement property to complete a 1031 exchange. The Trust abandoned its efforts to acquire replacement property when it entered into a definitive asset purchase agreement on March 13, 2006, to sell substantially all of its assets (see Note 8).

4.	Real Estate Held for Sale and Discontinued Operations

In December 2004 the Trust entered into contracts with separate unrelated parties to sell the Fox Run apartments, a 256-unit apartment community in Indianapolis, and a restaurant property formerly operated as the Fortune House at 9106 Wesleyan Road in Indianapolis. The Fortune House restaurant property was sold in July

2005 and the Fox Run apartments were sold in December, 2005. In 2005, the Trust agreed to sell its Florida restaurant property to the lessee/operator for $800,000, however, the prospective purchaser did not complete the purchase within the allotted time frame. In February 2006, the Trust was notified by the State of Florida that the state intended to acquire the property under an eminent domain action. Following that notification, the lessee/operator renewed his efforts to acquire the property under the 2005 agreement, and completed the purchase on May 1, 2006.

In accordance with provisions of FASB Statement No. 144, Accounting for the Impairment or Disposal of Long Lived Assets, the Florida restaurant property with its sale pending, is classified in the balance sheets as Real Estate Held for Sale. The results of operations with respect to that property and the two properties that were sold in 2005 have been separately classified for the periods presented as discontinued operations.

Following is a summary of the income from discontinued operations for the three month periods ended March 31, 2006 and 2005:

	2006	2005
Rental Income	$17,049	$372,244
Other Income	—	10,163

	17,049	382,407
Rental operating expenses	—	207,398
Depreciation	—	1,474
Real estate taxes	—	59,673
Interest	—	46,598

	—	315,143

Income from discontinued operations	$17,049	$67,264

5.	Stock Options

In May 2005, the Board of Trustees granted each of two newly elected Trustees options to purchase 5,000 shares of beneficial interest exercisable on or before May 3, 2008, at $18.95 per share, the fair market value at the date of grant. As of March 31, 2006, none of the options had been exercised. The Trust adopted SFAS No. 123(R), Accounting for Stock-Based Compensation, effective January 1, 2006 using the modified prospective method. The adoption of SFAS No. 123(R) had no impact on the results of operations as all options outstanding at December 31, 2005, were 100% vested.

6.	Earnings per Share

A reconciliation of the numerator and denominator of the earnings per share computation for the three months ended March 31, 2006 and 2005 is as follows:

	2006	2005
Numerator (net income):
Numerator for basic and diluted earnings per share	$180,305	$176,474

Denominator:
Denominator for basic earnings per share – weighted average shares	1,803,328	1,797,979
Effect of dilutive securities:
Stock options	161	361

Denominator for diluted earnings per share – adjusted weighted average shares and assumed conversions	$1,803,489	$1,798,340

Basic earnings per share	$0.10	$0.10

Diluted earnings per share	$0.10	$0.10

7.	Federal Income Taxes

The Trust intends to continue as a real estate investment trust as defined in the Internal Revenue Code and to distribute its taxable income. However, see Note 8. Realized gains on the sale of investments are distributed to shareholders if and when recognized for income tax purposes.

The Trust initially intended to use the proceeds from the sale of the Fox Run apartments in December 2005 to acquire replacement property in accordance with provisions of Internal Revenue Code Section 1031. Consistent with that intent, sale proceeds of approximately $3,234,000, including approximately $1,549,000 of deferred gain for tax purposes, were held in escrow by a qualified intermediary. That intent was abandoned when the Trust, in March 2006, entered into a definitive asset purchase agreement with Buckingham Properties, Inc. under which Buckingham agreed to purchase substantially all of the Trust’s assets. The Trust withdrew the sale proceeds from escrow and thereby recognized, for tax purposes, the gain realized on the sale of Fox Run. The Board of Trustees intends to distribute that recognized gain in 2006.

Assuming compliance with other requirements of the Code, income, including recognized capital gain, that is distributed to shareholders will not be taxable to the Trust. Accordingly, no provision for federal income taxes is made in the consolidated financial statements.

8.	Proposed Sale of All Apartments and Commercial Real Estate

On March 17, 2006, the Trust and its subsidiaries entered into a definitive asset purchase agreement to sell substantially all of its assets to Buckingham Properties, Inc. The purchase price will be $60 million, consisting of approximately $48.45 million of cash and assumed debt of approximately $11.55 million. The Trust will use a portion of the cash proceeds to retire the remaining mortgage debt, estimated to be approximately $12.1 million if the close of the transaction occurs in late June 2006. An affiliate of Buckingham Properties, Inc., has, since 2003, managed all of the Trust’s apartment properties.

The sale is conditioned upon satisfactory completion of due diligence, finalization of mutually acceptable definitive documentation, financing, certain regulatory approvals, buyer obtaining financing and approval by the holders of a majority of the Trust’s outstanding shares. Accordingly, there can be no assurance the proposed sale will be completed, or completed on the same terms and conditions as set forth in the asset purchase agreement. Management expects that, if all of the conditions mentioned above are met, the sale could be completed in the third calendar quarter of 2006.

Subject to shareholder approval of the sale, the Board of Trustees intends to seek approval by holders of a majority of the outstanding shares to, upon completion of the sale, proceed to liquidate the Trust and distribute the proceeds to its shareholders.

ASSET PURCHASE AGREEMENT

BY AND BETWEEN

BUCKINGHAM PROPERTIES, INC.

AND

CENTURY REALTY TRUST,

CENTURY REALTY PROPERTIES, LP,

CHARTER OAKS ASSOCIATES, LLC,

BARCELONA APARTMENTS, LP,

BEECH GROVE APARTMENTS, LP,

HAMPTON COURT APARTMENTS, LP,

SHEFFIELD SQUARE APARTMENTS, LP,

AND WEST WIND TERRACE APARTMENTS, LP

Dated as of March 17, 2006

1.	Purchase and Sale	A-1
2.	Escrow	A-2
3.	Service Contracts and Personal Property Leases	A-2
4.	Operations Before Closing	A-3
5.	Due Diligence Rights	A-4
6.	Title Insurance	A-5
7.	Vendor’s Affidavit	A-6
8.	Deed and Bill of Sale, Assignment and Assumption Agreement	A-6
9.	Surveys	A-6
10.	Damage, Casualty, Condemnation	A-6
11.	The Closing	A-6
12.	Closing Costs	A-7
13.	Commissions and Investment Banking Fees	A-7
14.	Remedies	A-7
15.	Seller’s Representations, Warranties, and Covenants	A-8
16.	Purchaser’s Representations, Warranties and Covenants	A-9
17.	Notices	A-10
18.	Time of Essence	A-11
19.	Attorney’s Fees	A-11
20.	Timing	A-11
21.	Entire Agreement	A-11
22.	Counterparts	A-11
23.	Necessary Approvals	A-11
24.	Section 1031 Exchange	A-11
25.	No Shop, Termination and Break-Up Fee	A-12
26.	Takeover Law	A-13
27.	Financing	A-13
28.	Cooperation	A-13

EXHIBITS

Exhibit A	Sellers
Exhibit B	Allocation of Purchase Price
Exhibit C	Capital Improvement Budgets
Exhibit D	Mortgages to be Assumed
Exhibit E	Limited Warranty Deed
Exhibit F	Bill of Sale, Assignment and Assumption Agreement
Exhibit G	Form of Tenant Estoppel

SCHEDULES

Schedule 1	Commercial Leases, Service Contracts and Personal Property Leases
Schedule 2	Intentionally Omitted
Schedule 3	Liens and Encumbrances
Schedule 4	Seller Closing Deliveries

i

ASSET PURCHASE AGREEMENT

THIS AGREEMENT (“Agreement”) is entered into as of this 17th day of March, 2006 (the “Effective Date”), between BUCKINGHAM PROPERTIES, INC., an Indiana corporation (“Purchaser”) and the eight entities identified on Exhibit A, including CENTURY REALTY TRUST (“CRT”), an Indiana business trust (CRT and the other seven entities collectively, the “Sellers,” and each individually, a “Seller”).

WITNESSETH:

WHEREAS, Sellers are engaged in the business of, owning, maintaining, operating, managing and leasing certain residential and commercial properties;

WHEREAS, Purchaser (or an affiliate of Purchaser) is currently the manager of all of the “Residential Properties” (hereinafter defined) and has significant control over the day to day operations of such Properties; and

WHEREAS, Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, the “Properties” (hereinafter defined) owned or used by Sellers in the business pursuant to and in accordance with the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale.

(a) Purchaser agrees to purchase and Sellers agree to sell those seventeen (17) parcels of real estate, together with all appurtenances thereto and all improvements thereon, set forth on Exhibit A (each, a “Property,” and collectively, the “Properties”) at the price of Sixty Million Dollars ($60,000,000.00) (“Purchase Price”). The Properties listed on Exhibit A under the heading “Apartment Communities” are referred to collectively herein as the “Residential Properties”. The Properties listed on Exhibit A under the heading “Commercial Properties” are referred to collectively herein as the “Commercial Properties”. Included in the purchase is 100% of the fee simple interest in all of the Properties and all personal property owned by Sellers, situated at or used solely in connection with the operation of the Properties, including but not limited to all right, title and interest to furniture, fixtures, equipment, the names of the Properties (together with all goodwill associated therewith), plans (if available), specifications, engineering studies, permits, licenses, guaranties, warranties, lease guarantees, letters of credit securing lease obligations and all leases and other contracts in respect of the use, occupancy and maintenance of the Properties as indicated herein, excluding, however, all replacement reserves, tax and insurance escrow deposits, and special repair escrows relating to the Properties (collectively, the “Personal Property”). Sellers and Purchaser acknowledge and mutually agree that the portion of the Purchase Price that will be allocated for each Property shall be as shown on Exhibit A. Sellers and Purchaser further acknowledge and mutually agree that the portion of the Purchase Price that will be allocated for the Personal Property at each Property, shall be as shown on Exhibit B.

(b) Sellers and Purchaser agree that the estimated capital expenditure budget for the Residential Properties for the 2006 calendar year is $587,000, allocated as set forth on Exhibit C (the “Budgeted Amount”). Sellers agree to invest a prorata portion of the aggregate Budgeted Amount in the Properties from January 1, 2006 until the Closing Date, provided that any amounts spent by Sellers to (i) address non-budgeted unforeseen capital repairs and (ii) capital repairs required by the existing lenders of Sellers for the Properties set forth on Exhibit D (but only to the extent that such capital repairs are not included within the 2006 capital expenditure budget previously provided by a Purchaser related entity to Sellers in respect thereof), shall not be included in the

Budgeted Amount. To the extent Sellers fail to invest such prorata portion of the Budgeted Amount in the Properties, Purchaser shall receive a credit against the Purchase Price at Closing in an amount equal to the difference between (i) the Budgeted Amount prorated from January 1, 2006 to the Closing Date and (ii) the amount actually invested in capital expenditures in the Residential Properties by Sellers during such period (not including amounts spent by Sellers to address non-budgeted unforeseen capital repairs). For the avoidance of doubt, Sellers’ investment obligation is in the aggregate and not per Property.

(c) Sellers are not obligated by Sections 1(b) and 4(c) of this Agreement to expend more than $700,000 in the aggregate.

2. Escrow. Purchaser and Sellers shall execute six (6) copies of this Agreement and six (6) copies of the Escrow Agreement in the form reasonably acceptable to the parties (collectively, the “Documents”). Within ten (10) business days after the Effective Date, Purchaser shall deliver the Documents together with a check in the amount of One Hundred Thousand Dollars ($100,000.00) (“Earnest Money”) made payable to Chicago Title Insurance Company (the “Title Agency” or “Escrow Agent”) at the address set forth in Section 17. Upon receipt of the Earnest Money and the fully executed Agreement, the Title Agency will deliver a fully executed Agreement to Sellers and Purchaser. The Title Agency shall deposit the Earnest Money in an interest-bearing account until Closing (as hereinafter defined) in accordance with the terms of this Agreement and the Escrow Agreement. Except as provided in this Agreement or the Escrow Agreement to the contrary, all interest earned on the Earnest Money shall become part of the Earnest Money.

On the Closing Date (as hereinafter defined), Purchaser shall (i) assume the mortgages listed on Exhibit D (the “Mortgages”) and Purchaser shall receive a credit against the Purchase Price in the amount of the then outstanding balances of such assumed Mortgages; (ii) assume the security deposit and unearned income liability (which will be offset by a credit to Purchaser against the Purchase Price in an amount equal to such assumed liability); (iii) take title to the Eagle Creek Apartments Property subject to the outstanding mortgage on such Property (the “Eagle Creek Mortgage”) (which Sellers represent has an interest rate of 7.040% and an outstanding principal balance of $4,636,600.24 as of December 31, 2005) for which Purchaser shall receive a credit against the Purchase Price in the amount of the then outstanding balance of the Eagle Creek Mortgage plus an additional Sixty-One Thousand Dollars ($61,000); and (iv) pay the balance of the Purchase Price, adjusted in accordance with the prorations and credits set forth in this Agreement, in cash by depositing same electronically with the Title Agency. Sellers shall bear all fees and costs imposed by the lender related to Purchaser’s assumption of the Mortgages, excluding Purchaser’s legal expenses related thereto. Purchaser hereby covenants to pay off the Eagle Creek Mortgage in full, together with any prepayment penalty, within 5 business days of the Closing Date. Notwithstanding the above, in the event that any of the Mortgages are not assignable by Sellers or the assumption of any of the Mortgages to Purchaser are not approved by the applicable mortgagee, Purchaser may elect to terminate this Agreement and receive a refund of the Earnest Money, in which case neither Sellers nor Purchaser shall have any further rights, duties or obligations hereunder, except those that survive termination pursuant to the terms of this Agreement.

3. Service Contracts and Personal Property Leases. At Closing, Sellers shall assign to Purchaser and Purchaser shall assume all of Sellers’ rights, duties, and obligations under Sellers’ existing leases for the Residential Properties (the “Residential Leases”), Sellers’ existing leases for the Commercial Properties described on Schedule 1 (the “Commercial Leases” and, together with the Residential Leases, the “Leases”), Sellers’ existing service contracts described on Schedule 1 (the “Service Contracts”), and Sellers’ existing personal property leases described on Schedule 1 ( the “Personal Property Leases”), except for Leases, Service Contracts and Personal Property Leases that Purchaser has elected not to assume pursuant to written notice to Seller prior to the expiration of the Due Diligence Period, provided, however, Purchaser must assume Leases, Service Contracts and Personal Property Leases the termination of which, on or prior to Closing, would result in a penalty to Seller. If Purchaser fails to notify Sellers within the Due Diligence Period that Purchaser has elected not to assume a particular Lease, Service Contract or Personal Property Lease, it will be deemed to have elected to assume such Lease, Service Contract or Personal Property Leases at Closing. Sellers shall endeavor to secure and deliver to Purchaser, by the Closing Date, estoppel certificates for all “Commercial Leases”, in substantially the form attached hereto as Exhibit F or such other form as may be required under the applicable Commercial Lease. It shall be a condition to Purchaser’s obligation to close that, on or before 2 business days prior to the Closing Date, (i) Purchaser receives estoppel certificates meeting the foregoing requirements for Commercial Leases that cover at least 90 percent of the aggregate leased space at each Commercial Property, provided, however, Sellers may provide estoppel certificates signed by Sellers on behalf of tenants for up to 20 percent of such aggregate leased space, and (ii) Purchaser receives estoppel certificates meeting the foregoing requirements for all Commercial Leases demising 2000 or more square feet of space. In addition to Sellers’ efforts to secure and deliver estoppel certificates, Seller shall cooperate with Purchaser to obtain Subordination, Non-disturbance and Attornment Agreements (“SNDA’s”), prepared by Purchaser in form acceptable to Purchaser and Purchaser’s lender, from all tenants under the Commercial Leases, provided that the delivery of such SNDA’s shall not be a condition to Closing.

4. Operations Before Closing.

(a) With respect to Properties not managed by Purchaser, Sellers agree that before Closing, (i) Sellers shall operate, maintain, manage and lease each Property in substantially the same manner as prior to the execution of this Agreement, (ii) Sellers will not, without Purchaser’s prior written consent, which consent shall not be unreasonably withheld, enter into any lease agreements with tenants or modify or extend existing Leases: (a) for a term greater than two (2) years, (b) at rental rates less than those customarily charged in the past, (c) with concessions or free rent, or (d) on any form other than the particular Property’s standard form, (iv) Sellers shall not enter into any new material service contract or new personal property lease without Purchaser’s written consent, which consent shall not be unreasonably withheld, other than a month to month service contract or personal property lease, each with no termination fee, and (v) Sellers shall not enter into any lease with any related party or entity without Purchaser’s prior consent, which consent shall not be unreasonably withheld.

(b) With respect to the Properties managed by Purchaser, both Sellers and Purchaser agree that before Closing, (i) Sellers and Purchasers shall operate, maintain, manage and lease each Property in substantially the same manner as prior to the execution of this Agreement; (ii) neither Sellers nor Purchaser will, without the other’s prior written consent, which consent shall not be unreasonably withheld, enter into any lease agreements with tenants or modify or extend existing Leases: (a) for a term greater than two (2) years; (b) at rental rates less than those customarily charged in the past; (c) with concessions or free rent; or (d) on any form other than the particular Property’s standard form; (iii) any permitted leases shall be on the particular Property’s standard form; (iv) neither Sellers nor Purchaser will enter into any new material service contract or new personal property lease without the other’s written consent, which consent shall not be unreasonably withheld, other than a month to month service contract or personal property lease, each with no termination fee; and (v) neither Sellers nor Purchaser shall enter into any lease with any related party or entity without the other’s prior consent, which consent shall not be unreasonably withheld.

(c) With respect to the Residential Properties, Seller and Purchaser hereby acknowledge and agree that no more than five of the individual units contained therein are out of service. Sellers shall cause such out of service units to be put into rent ready condition, at its expense, on or before closing, provided, however, that Sellers shall not be obligated to expend more than $30,000 in the aggregate to cause such out of service units to be put into rent ready condition.

(d) Subject to any outstanding contractual obligations of Seller that are not terminable without penalty, Sellers hereby authorize Purchaser, or one or more of its agents, to undertake an appeal of the ad valorem property tax assessment in respect of any one or more of the Properties for the calendar years 2005, and thereafter. All such property tax appeals shall be pursued by Purchaser at its sole cost and expense. In the event this transaction does not close for any reason other than an act or omission of Sellers, Purchaser shall, at the election of Sellers, either terminate any and all such tax appeals or assign the same to Sellers, as applicable. Sellers agree to execute any and all necessary consents or approvals necessary, required or convenient in order to allow Purchaser to file any one or more of such property tax appeals; provided, however, that any and all such forms are reasonably acceptable to Sellers’ counsel.

(e) Sellers hereby consent to Purchaser, prior to Closing, initiating with the residents of the Residential Properties, a program to convert the payment of utilities and sewer charges from the present obligation of the landlord under the existing leases to making those obligations of the tenants under such leases. Any and all expenses incurred in connection with this activity shall be borne solely by Purchaser.

5. Due Diligence Rights.

(a) For and in consideration of the Earnest Money, Purchaser shall have a period of forty-five (45) days from the Effective Date (“Due Diligence Period”), during which time, Purchaser, and Purchaser’s counsel, accountants, agents and other authorized representatives (collectively, “Authorized Agents”), at Purchaser’s sole cost and expense, shall be entitled to enter upon the Property during normal business hours and without undue interruption to Sellers’ business, for the purpose of inspecting and examining the Property, including, without limitation, conducting surveying, engineering, environmental tests and studies, and any such other work as Purchaser shall consider appropriate. Purchaser and its Authorized Agents shall have full and continuing access to the Property and all parts thereof and Sellers shall cooperate fully with Purchaser and its Authorized Agents in Purchaser’s inspection process. If Purchaser, in Purchaser’s reasonable discretion discovers a condition which has an adverse effect on the value of the Properties, Purchaser may, by written notice delivered to CRT (as representative of the Sellers) at the address set forth in Section 17, on or prior to the expiration of the Due Diligence Period, terminate this Agreement, in which event the Earnest Money and all interest earned thereon shall be immediately delivered to Purchaser, neither Sellers nor Purchaser shall have any further obligations hereunder (except as may otherwise be provided in this Agreement) and this Agreement shall be null and void, except with respect to provisions which survive termination pursuant to the terms of this Agreement. In the event Purchaser does not terminate this Agreement during the Due Diligence Period, the Earnest Money shall become non-refundable and shall be credited against the Purchase Price upon Closing, or, if no Closing shall occur, shall be paid to CRT (provided Sellers are not in default hereunder beyond any applicable cure period and except as otherwise provided herein).

(b) To the extent necessary to address a Purchaser objection or any request by Purchaser that Seller cure any defect with respect to a particular Property, Purchaser shall make available to Sellers a copy of the results of any tests, inspections, title reports and surveys made or obtained by Purchaser relevant to such objection or defect. If any inspection or test disturbs any Property, Purchaser will restore such Property to the same condition as existed before the inspection or test. Purchaser shall defend, indemnify and hold Sellers, Sellers’ officers, shareholders, and the agents, contractors and employees of all of them (collectively, the “Sellers’ Parties”), harmless from and against any and all losses, costs, damages, claims, or liabilities, including but not limited to, mechanic’s and materialmen’s liens and Sellers’ attorneys’ fees, arising out of Purchaser’s entry, inspection, examination or testing of the Properties, to the extent not caused by the negligence or intentional misconduct of Sellers’ Parties. The provisions of this paragraph shall survive the Closing or the earlier termination of this Agreement, for a period of six (6) months, provided that if Sellers give Purchaser written notice of any claim in which Sellers’ Parties would be entitled to indemnification under this paragraph (and provided further that such notice contains a description of the nature of such claim), Seller shall have a reasonable time following such notice to commence an action related thereto. Purchaser shall maintain Commercial General Liability insurance in an amount of not less than $1,000,000 per occurrence insuring against loss, cost and expense arising out of or in connection with Purchaser’s entry on any Property, such insurance to provide that it shall not be cancelled or modified without thirty (30) days prior written notice and shall include Sellers as additional named insureds. Purchaser shall furnish Sellers with a certificate of insurance evidencing such coverage prior to entering any Property.

(c) Sellers agree to furnish to Purchaser upon reasonable request after the Effective Date, and to allow Purchaser and Purchaser’s Authorized Agents, at Purchaser’s sole cost and expense, to inspect and make copies of appraisals, surveys of the Properties, owner’s title insurance policies, environmental reports and studies prepared for the benefit of Sellers, assessments (special or otherwise), statements, ad valorem and personal property tax bills, notices or correspondence from governmental entities with respect to the Properties, books, records, files and related items relating exclusively to the Properties, and any other documents or documentation which Purchaser may reasonably request, if any, which are in Sellers’ possession or readily available to Sellers.

In addition to the foregoing, Sellers shall make available to Purchaser for review, at either the office of CRT or at each Property, copies of the Leases relating to the Properties which are then in effect and Purchaser shall have the right to make photocopies of the Leases (to the extent not in the possession of Purchaser by virtue of the management of the Residential Properties by an affiliate of Purchaser). Sellers shall provide to Purchaser (to the extent not in the possession of Purchaser by virtue of the management of the Residential Properties by an affiliate of Purchaser), copies of the form of lease/agreement used for each Property, a current rent roll, copies of monthly operating statements and insurance loss runs for each Property for the three calendar years preceding the Effective Date, a summary of all capital expenditures of Sellers relating to each Property for the calendar year preceding the Effective Date, the Service Contracts and Personal Property Leases and, to the extent the following are in Sellers’ possession or control or readily available to Sellers, building plans and specifications, copies of the certificate(s) of occupancy, business operation, business registration or any similar licenses or permits issued by the city, county and/or state relating to each Property, copies of all warranties or guaranties provided to Sellers for any improvements to the Property, and, if applicable, copies of any pending litigation filed against any Property or against Sellers which could have a material adverse affect on any of the Properties or the Personal Property.

(d) Except as provided in the first sentence of Section 5(b) above, Sellers shall not have the right to obtain copies of any particular test, inspection, title report, or survey (or the results thereof) that are made or obtained by Purchaser relating to any Property or Properties unless Sellers first pay Purchaser for the costs and expenses incurred by Purchaser in making or obtaining the particular test, inspection, title report, or survey.

6. Title Insurance. On or before five (5) days after the Effective Date, Purchaser shall place orders with the Title Agency for commitments for the issuance of owner’s fee policies of title insurance covering in the aggregate the amount of the Purchase Price and committing the Title Agency to issue title insurance policies in favor of Purchaser for each of the Properties in the appropriate amount of the Purchase Price as shown on Exhibit A (the “Commitments”). Said Commitments shall commit to insure title to the Properties in Purchaser subject only to real estate taxes and assessments not yet due and payable; zoning ordinances, if any; and easements, reservations and restrictions of record which do not materially impair Purchaser’s ability to utilize the Properties for their current purposes. Purchaser shall have until the later of expiration of the Due Diligence Period or fifteen (15) days following Purchaser’s receipt of all of the Commitments and Surveys, if any (hereinafter defined) to examine and notify Sellers of any matters shown in the Commitments or Surveys which are objectionable to Purchaser. Upon receipt of such notice, Sellers may, but shall not be obligated to, agree to remove or correct such objections or defects. Within fifteen (15) days of Seller’s receipt of Purchaser’s objection notice, Sellers shall provide Purchaser with notice of whether Sellers elect to cure such objections or defects and, if Sellers elect to cure, Sellers shall have until Closing to so cure. If Sellers elect not to cure the objections or defects to which Purchaser has timely objected, Purchaser shall, at Purchaser’s option, to be exercised by written notice to CRT within ten (10) days after notice from Sellers, either (a) elect to take title subject to such objections without diminution in the Purchase Price; or (b) terminate this Agreement and receive a refund of the Earnest Money. If Purchaser fails to give timely written notice as to which option Purchaser wishes to exercise, then Purchaser shall be deemed to have elected to take title subject to such objections without diminution in the Purchase Price. Any objection not timely objected to or any objection that Seller does not elect to cure will be deemed a “Permitted Exception.” If Purchaser elects not to terminate this Agreement in accordance with this Section, Purchaser may cause the Title Agency to reissue, from time to time, the Commitments prior to Closing (a “Reissuance”). Within five (5) days after Purchaser’s receipt of a Reissuance, Purchaser shall have the right to object to any new exceptions shown on any updated Commitment and not previously shown. Within fifteen (15) days of Seller’s receipt of any such objection notice, Sellers shall provide Purchaser with notice of whether Sellers elect to cure such Reissuance objections or defects. If Sellers elect to cure such Reissuance objections or defects, the Closing Date shall be automatically extended by a reasonable additional time to effect such cure, but in no event shall the extension exceed fifteen (15) days after the original Closing Date. If Sellers elect not to cure any such Reissuance objections or defects, Purchaser shall, at Purchaser’s option, to be exercised by written notice to CRT within ten (10) days after notice from Sellers, either (a) elect to take title subject to such Reissuance objections without diminution in the Purchase Price; or (b) terminate this Agreement and receive a refund of the Earnest Money.

At Closing, Purchaser shall obtain through the Title Agency pro forma owners fee policies of title insurance or marked-up commitments, in the aggregate amount of the Purchase Price in accordance with the terms and provisions of this Agreement.

7. Vendor’s Affidavit. At Closing, each Seller shall deliver an affidavit and/or indemnity to the Title Agency sufficient in form and substance to permit the Title Agency to issue the title policy to Purchaser without the so called “standard exceptions” and covering any gap between the date of the Commitments and the Closing Date.

8. Deed and Bill of Sale, Assignment and Assumption Agreement. At Closing, each Seller shall convey fee simple title to the Properties to Purchaser (or an entity designated by Purchaser) by good and sufficient Limited Warranty Deed or the equivalent in substantially the form of Exhibit E, subject only to real estate taxes and assessments not yet due and payable; zoning ordinances, if any; and the Permitted Exceptions. Notwithstanding anything to the contrary herein, Sellers shall remove at Sellers’ sole cost and expense on or prior to the Closing Date any and all liens for monetary obligations, excluding the Mortgages any general or special assessments that are paid in installments to the extent not due and payable as of the Closing Date. At Closing, each Seller shall convey title to the Personal Property to Purchaser (or an entity designated by Purchaser), free of any liens or encumbrances except for Permitted Exceptions and those liens or encumbrances set forth on Schedule 3, by good and sufficient Bill of Sale, Assignment and Assumption Agreement in substantially the form of Exhibit F.

9. Surveys. Within five (5) days after receipt of all of the Commitments, Purchaser, at Purchaser’s sole cost and expense, may order ALTA surveys (“Surveys”) of the Properties, and Purchaser shall provide a copy of the Surveys to the Title Agency. If Purchaser fails to order any such Survey for any Property within the five (5) day period, Purchaser shall be deemed to have waived its opportunity to make objections to surveys of the Properties.

10. Damage, Casualty, Condemnation. If a Property site suffers damage as a result of any casualty prior to the Closing Date and can be restored for One Hundred and Fifty Thousand Dollars ($150,000) or less, then Sellers shall expeditiously commence and complete the restoration in a good and workmanlike manner. If the cost of repair exceeds One Hundred and Fifty Thousand Dollars ($150,000) or if a Property site becomes the subject of any pending or threatened condemnation of a material portion thereof, Purchaser can elect, by notice to CRT, to either (i) terminate this Agreement as to that damaged or condemned site only and the Purchase Price shall be reduced by the amount allocated to that site pursuant to Section 1, or (ii) require Sellers to assign, and Purchaser shall be entitled to receive, all insurance proceeds or awards resulting from such casualty or condemnation, and Sellers shall pay to Purchaser the amount of any deductible under such insurance policy. All risks of loss are borne by Sellers prior to Closing.

11. The Closing. The closing (“Closing”) shall occur at the Indianapolis office of the Title Agency on the later of the following dates: (a) June 29, 2006; or (b) as soon as reasonably practicable following the date Sellers have obtained the required approvals listed in Section 23 of this Agreement, but no later than 20 business days after Sellers have obtained such approvals (“Closing Date”). At Closing, Purchaser shall deliver to Sellers the balance of the Purchase Price (subject to any prorations and credits herein), and Sellers shall provide Purchaser with the items listed in Schedule 4 attached hereto and any other documents reasonably necessary to effectuate the Closing. The proration date (“Proration Date”) shall be the Closing Date. The following items will be prorated as of 12:01 a.m. on the Proration Date: income and operating expense items including, but not limited to taxes and assessments (which, if any such amount is known as of the Closing Date, shall be based on the most recent available bill, if unknown relating to one year only, shall be based on 104% of the prior year’s tax bill, and if unknown relating to two years, shall be based on 110% of the most recent tax bill), rents, operating expense pass-throughs/CAM charges with respect to the Commercial Properties (which shall include an additional credit to Purchaser in the amount of 20% of such amounts to be collected under the Commercial Leases for 2006 and attributable to the period commencing January 1, 2006 and ending on the Closing Date), any prepaid agreements approved by Purchaser, Service Contracts, Personal Property Leases, and debt service payments with respect to the Mortgages. Purchaser shall receive a credit against the Purchase Price for all security deposits under the Leases, which have not been used by Sellers pursuant to the terms of the Leases. Sellers and Purchaser shall work together to notify utility companies of the Closing and transfer all utilities, including telephone numbers, to Purchaser’s name as of the Closing Date. Sellers shall receive a credit against the Purchase Price for all utility deposits transferred to Purchaser or for the benefit of Purchaser’s account, if any, and Sellers shall pay all utilities up to the Closing. Purchaser shall be responsible for all utilities on and after the Closing. Any tax refunds available resulting from any pending tax appeal filed prior to the Closing Date shall be refunded to tenants to the extent required under the Leases and any remaining refunds prorated, with Sellers receiving such refunds attributable to Sellers’ period of ownership and Purchaser receiving such refunds attributable to Purchaser’s period of ownership. Sellers shall pay any special assessments relating to the Properties becoming due and payable before Closing.

Seller shall pay or cause to be paid to Purchaser, in cash at Closing, prepaid rents paid to Seller by tenants as of the Proration Date.

All prorations shall be final. Any pending property tax appeals shall be assigned by Sellers to Purchaser at Closing.

12. Closing Costs. Each Seller shall pay its prorata share of one-half (1/2) of all fees with respect to transfer of the Properties, one-half (1/2) of the fees of the Title Agency for its services as Escrow Agent and for Closing and all of the premiums for an owner’s policy of title insurance (ALTA 1970 Form B, amended 10/17/70 and 10/17/84) for each Property in the full amount of the allocated Purchase Price as shown on Exhibit A. Sellers will pay all closing costs customarily paid by a seller in similar transaction and all costs or expenses incurred in connection with clearing title to the Properties. All other closing costs shall be paid by Purchaser, including any endorsements to the owner’s policies.

13. Commissions and Investment Banking Fees. Purchaser warrants that it has not engaged the services of a real estate broker and agrees to indemnify, defend, and hold harmless Sellers from all claims and costs incurred by Sellers as a result of anyone’s claiming by or through Purchaser any fee, commission or compensation on account of this Agreement. Sellers warrant that they have engaged the services of City Securities Corporation, which is entitled to a commission with regard to the transactions contemplated by this Agreement to be paid by Sellers, and Sellers agree to indemnify, defend, and hold harmless Purchaser from all claims and costs incurred by Purchaser as a result of anyone’s claiming by or through Sellers any fee, commission or compensation on account of this Agreement.

14. Remedies. In the event of a breach of this Agreement by Sellers, which Sellers fail to cure within ten (10) days after receipt of notice from Purchaser, Purchaser shall, as Purchaser’s sole remedy, have the right to either (i) receive a refund of the Earnest Money and reimbursement from Sellers for Purchaser’s verifiable out-of-pocket expenses incurred in connection with its due diligence investigation, including but not limited to any appraisals and Surveys (the “Reimbursement”), in exchange for providing such results of its due diligence investigations to Sellers and terminate this Agreement, in which case neither Sellers nor Purchaser shall have any further rights, duties or obligations hereunder, except those that survive termination pursuant to the terms of this Agreement, and, in the event such breach is due to a willful act or omission of Sellers, reimbursement from Sellers for any other verifiable costs and expenses incurred by Purchaser with respect to this transaction, including, without limitation, loan commitment fees and expenses and all professional fees and expenses, including those of legal and tax advisors (such other verifiable costs and expenses, together with the Reimbursement, the “Full Reimbursement”); or (ii) bring and maintain an action for the specific performance hereof. In the event of the breach of this Agreement by Purchaser, which Purchaser fails to cure within ten (10) days after receipt of notice from Sellers, Sellers, as Sellers’ sole remedy, shall retain the Earnest Money as and for liquidated damages, in which event this Agreement shall terminate and be of no further force or effect and neither party shall have any further rights, duties or obligations hereunder, except those that survive termination pursuant to the terms of this Agreement.

15. Seller’s Representations, Warranties, and Covenants. Sellers represent, warrant and covenant, jointly and severally, that:

(a) Each of the Sellers is an Indiana business trust, limited partnership, or limited liability company, as applicable, duly organized and in existence in Indiana. This Agreement has been duly authorized by all necessary action on the part of each Seller and subject to Section 23 hereof, is enforceable against each Seller in accordance with its terms, subject to the provisions and effects of bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium, arrangement, assignment for the benefit of creditors, fraudulent transfer and conveyance, and other similar laws affecting the rights and remedies of creditors generally. Upon receipt of the approvals listed in Section 23 of this Agreement, the execution and delivery of, and the performance by each Seller of its obligations under, this Agreement will not, contravene, or constitute a default under, any provision of any material applicable law or regulation, Sellers’ organizational documents or any material agreement, judgment, injunction, order, decree or other instrument binding upon a Seller. Except for this Agreement, Sellers have not entered into or granted any contract or option to purchase, right of first refusal or first offer to purchase, or similar rights currently in effect with respect to any Property or any portion thereof.

(b) Each Seller is, or at Closing will be, the one hundred percent (100%) fee simple owner of their respective Property or Properties and, subject to obtaining the approvals listed in Section 23 of this Agreement, has full authority to convey the Property or Properties and to execute this Agreement and any and all documentation required to effectuate the full intent and purposes of this Agreement.

(c) As of the date hereof and as of the Closing Date, there is no condemnation proceeding pending and, to Sellers’ actual knowledge, no condemnation proceeding threatened against any Property. As of the date hereof and as of the Closing Date, there is no pending or, to Sellers’ actual knowledge, no threatened litigation, investigation or proceeding with reference to any Property or which otherwise would adversely affect Sellers’ ability to perform Sellers’ obligations hereunder. Sellers are not in receipt of any written notice from any governmental authority or agency having jurisdiction over the Properties that any Property or its use is in violation of any law, ordinance, or regulation, unless Purchaser, in its capacity as manager of the Properties, received such written notice.

(d) To Sellers’ actual knowledge, no adverse soil conditions exist, the Properties have not in the past been used, are not presently being used and will not in the future (for so long as Sellers own same) be used for the handling, storage, transportation or disposal of hazardous or toxic materials, of any kind or nature, other than incidental cleaning and maintenance chemicals used in the ordinary course of Sellers’ business.

(e) CRT has filed all reports and other documents required to be filed by it (collectively, the “SEC Reports”) under the Securities Exchange Act 1934, as amended. Each SEC Report was, at the time of its filing, in material compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect. To the actual knowledge of each Seller, all financial documentation and financial information delivered or made available to Purchaser and/or Purchaser’s Authorized Agents for review during the Due Diligence Period are true and correct in all material respects.

(f) To Sellers’ actual knowledge, documentation and information which are not financial in nature which have been delivered or made available to Purchaser and/or Purchaser’s Authorized Agents for review during the Due Diligence Period are true and correct in all material respects.

(g) To Sellers’ actual knowledge, Sellers have not as of the Effective Date of this Agreement distributed or authorized the distribution of any localized, mass or direct marketing mailing which provides any coupons, discounts or other rental concessions, rebates or free rent for any new or existing tenants of the Properties; provided, however, that, Sellers’ expressly disclaim any knowledge of what Purchaser or its affiliates may have distributed or authorized to be distributed.

(h) To Sellers’ actual knowledge, (i) the Commercial Leases, Service Contracts and Personal Property Leases listed on Schedule 1 are all of the leases and contracts affecting the Commercial Properties, (ii) there are no Service Contracts and Personal Property Leases affecting the Residential Properties other than those entered into by Purchaser and its affiliates, (iii) the Leases, Service Contracts and Personal Property Leases listed on Schedule 1 are in full force and effect and Sellers are not in default thereunder, (iv) except as disclosed in writing by Sellers, the tenants under the Leases are not in default, and (v) except as disclosed in writing by Sellers, the service providers and lessors under the Service Contracts and Personal Property Leases are not in default.

(i) From the date hereof until Closing, Sellers shall: (i) maintain in accordance with Sellers’ past practice complete accurate books, accounts and records relating to the Properties; and (ii) continue to maintain and operate the Properties in accordance with Sellers’ past practices, including capital expenditures pursuant to Section 1(b) of this Agreement.

(j) Sellers hereby agree to maintain the Properties in their present condition (ordinary wear and tear excepted) and to operate the Properties in a careful and prudent manner; and to materially comply with the terms of all Leases and Service Contracts until the time of Closing.

(k) All representations, covenants and warranties of Sellers set forth in this Agreement and the conditions and circumstances contained herein shall be effective, valid, true and correct at the date of Closing. Purchaser, as its sole remedy, shall have the right to terminate this Agreement and receive a refund of its Earnest Money together with any interest earned thereon if any of the representations, covenants and/or warranties are not valid, true and correct in all material respects as of the Closing Date, in which event this Agreement shall be deemed null and void and Sellers and Purchaser shall be released from all obligations under this Agreement, except as may be otherwise set forth herein, provided that if such representations, covenants and warranties of Sellers become invalid, untrue or incorrect in any material respect due to a willful act or omission of Sellers, Purchaser shall also be entitled to the Full Reimbursement from Sellers upon such termination, in exchange for providing the results of its due diligence investigations to Sellers.

The term “actual knowledge” as used in Sellers’ representations, warranties, and covenants shall only mean the actual knowledge of John I. Bradshaw Jr. with no independent investigations being required by him.

16. Purchaser’s Representations, Warranties and Covenants.

(a) Purchaser is a corporation duly organized and in existence in Indiana. This Agreement has been duly authorized by all necessary action on the part of Purchaser and is enforceable against Purchaser in accordance with its terms, subject to the provisions and effects of bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium, arrangement, assignment for the benefit of creditors, fraudulent transfer and conveyance, and other similar laws affecting the rights and remedies of creditors generally. The execution and delivery of, and the performance by Purchaser of its obligations under, this Agreement does not and will not, to the actual knowledge of Purchaser, contravene, or constitute a default under, any provision of any material, applicable law or regulation, Purchaser’s organizational documents or any material agreement, judgment, injunction, order, decree or other instrument binding upon Purchaser.

(b) Purchaser is, or as of the end of the Due Diligence Period will be, familiar with the Properties and has made, or will have made, such independent investigations as Purchaser deems necessary, advisable or material concerning all aspects of the Properties, including, but not limited to, the condition, use, sale, development or suitability of the Properties for Purchaser’s intended purposes.

(c) Except for the representations, warranties and covenants of Sellers that are specifically set forth in this Agreement, Purchaser is relying solely upon Purchaser’s own inspection, investigation, and analysis in purchasing the Properties, and, except as otherwise specifically set forth in this Agreement, Purchaser is not relying in any way upon any representations, statements, agreements, studies, plans, reports, descriptions, guidelines or other information or materials including the materials furnished by Sellers or their respective representatives, whether oral or written, express or implied, of any nature whatsoever regarding any of the foregoing matters, except as provided in this Agreement to the contrary.

(d) Purchaser acknowledges that Purchaser is a sophisticated purchaser who is familiar with properties similar to the Properties. Purchaser is acquiring the Properties “AS IS,” “WHERE IS” and “WITH ALL FAULTS,” in their present state and condition, without representation or warranty by Sellers or any of their representatives or agents as to any matters whatsoever except as otherwise specifically set forth in this Agreement. Except as otherwise specifically set forth in this Agreement, no patent or latent condition affecting the Properties in any way, whether or not known or discoverable or hereafter discovered, shall affect Purchaser’s obligations hereunder, nor shall any such condition give rise to any right of damages, rescission or otherwise against Sellers.

(e) Except as expressly set forth in this Agreement, Purchaser acknowledges and agrees that Sellers have not made, do not make and specifically negate and disclaim any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (i) the value, nature, quality or condition of the Properties, including, without limitation, the water, soil and geology, (ii) the suitability of the Properties for any and all activities and uses which Purchaser may conduct thereon, (iii) the compliance of or by the Properties or their use with any laws, rules, ordinances or regulations of any applicable governmental authority or body, (iv) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Properties, (v) the manner or quality of the construction or materials, if any, incorporated into the Properties, (vi) the manner, quality, state of repair or lack thereof of the Properties, (vii) pollution or land use laws, rules, regulations, orders or requirements, including the existence in or on the Properties of hazardous materials or hazardous substances, (viii) the Properties’ exact size, shape or boundary line locations, or (ix) any other matter with respect to the Properties. Additionally, no person acting on behalf of any Seller is authorized to make, and by execution hereof, Purchaser acknowledges that no person has made, any representation, agreement, statement, warranty, guaranty or promise regarding the Properties or the transaction contemplated herein, and no such representation, warranty, agreement, guaranty, statement or promise, if any, made by any person acting on behalf of Sellers shall be valid or binding upon Sellers unless expressly set forth in this Agreement.

(f) Subject to the representations, warranties, covenants, rights and agreements of Sellers and Purchaser contained in this Agreement, and except as set forth in this Agreement, Purchaser further acknowledges and agrees that having been given the opportunity to inspect the Properties, Purchaser is relying solely on its own investigation of the Properties and not on any information provided or to be provided by Sellers, and at Closing, Purchaser shall be deemed to have agreed to accept the Properties and to have waived all objections or claims it may have against Sellers arising from or related to the Properties or to any hazardous materials on the Properties except as set forth in this Agreement.

(g) Neither Purchaser nor any of its affiliates owns 10% or more of the beneficial interests of the Sellers or their affiliates.

17. Notices. Any notice which any party may be required or may desire to give hereunder shall be by overnight courier or by facsimile and shall be deemed to have been duly given on the next business day if sent by overnight courier or on the same day if sent by facsimile before 5:00 p.m. Eastern or Eastern Daylight Time.

To Sellers:	To Purchaser:

Century Realty Trust	Buckingham Properties, Inc.
823 Chamber of Commerce Building	333 N. Pennsylvania Street, 10th Floor
Indianapolis, Indiana 46204	Indianapolis, Indiana 46204
Attn: Mr. John I. Bradshaw Jr.	Attn: Bradley B. Chambers
Fax No.: (317) 685-1588	Fax No.: (317) 974-1238

Century Realty Trust	With a Copy to:
4309 Crayton Rd.
Naples, Florida 34103	Ice Miller LLP
Attn: Mr. Murray Wise	One American Square, Suite 3100
Fax No.: (239) 430-4663	Indianapolis, Indiana 46282-0200 Attn: Zeff A. Weiss, Esq.
With a Copy to:	Fax No.: (317) 592-4788

Sommer Barnard PC	And a Copy to:
Suite 3500, One Indiana Square
Indianapolis, Indiana 46204	Chicago Title Insurance Company
Attn: James A. Strain, Esq.	101 W. Ohio Street, Ste. 1100
Fax No.: (317) 713-3699	Indianapolis, Indiana 46204
Attn: Mike Sibbing
Fax No.: (317) 684-3921

18. Time of Essence. Time is of the essence of this Agreement.

19. Attorney’s Fees. If there is any controversy or claim between or among the parties hereto, whether arising out of this Agreement or any instrument or agreement executed in connection with the transaction contemplated hereby, the prevailing party in such controversy or claim shall be entitled to recover its attorneys’ fees, expenses and costs from the other party.

20. Timing. If any date herein (except the Proration Date) shall fall on a Saturday or Sunday or national holiday, the date shall automatically be advanced to the next business day.

21. Entire Agreement. This Agreement and the Exhibits attached hereto constitute the entire agreement between the parties and supersedes all other negotiations, understandings, and representations made by and between the parties and their agents, servants, and employees. Purchaser shall have the right to assign its rights and obligations under this Agreement, but Purchaser shall not be released from liability as a result of such assignment.

22. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

23. Necessary Approvals. Purchaser acknowledges that CRT is a publicly traded business trust governed by its trust instrument, the laws of the State of Indiana, the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission (the “SEC”). Purchaser further acknowledges that CRT’s obligations hereunder are conditioned upon (i) the SEC’s clearing of definitive proxy and related materials required under the Securities Exchange Act, and (ii) the approval of the Shareholders of CRT. CRT will use commercially reasonable efforts to obtain all necessary approvals as soon as reasonably practicable following the expiration of the Due Diligence Period. CRT shall promptly notify Purchaser with regard to the status of CRT’s efforts to secure such approvals and shall promptly notify Purchaser following the obtaining of such approvals.

24. Section 1031 Exchange. Purchaser acknowledges and agrees that any of the Sellers may elect to structure the sale of the Properties as the first step in an exchange of like-kind properties pursuant to

Section 1031 of the Internal Revenue Code. In the event that any of the Sellers so elects, Purchaser agrees to cooperate with such Sellers and to execute any and all such documents as may be reasonably requested by Sellers or the Title Agency in connection therewith, provided that in no event shall Purchaser be obligated to take title to any so-called “Replacement Property” or otherwise incur any liabilities or expenses as a result of Sellers’ such election. Sellers acknowledge and agree that Purchaser may elect to structure the purchase of the Properties in connection with an exchange of like-kind properties pursuant to Section 1031 of the Internal Revenue Code. In the event that Purchaser so elects, Sellers agree to cooperate with Purchaser and to execute any and all such documents as may be reasonably requested by Purchaser or the Title Agency in connection therewith, provided that in no event shall Sellers be obligated to take title to any so-called “Replacement Property” or otherwise incur any liabilities or expenses as a result of Purchaser’s such election.

25. No Shop, Termination and Break-Up Fee.

(a) Sellers agree that, from and after the Effective Date until the termination of this Agreement, they shall not, and shall cause their respective trustees, officers, directors, agents, advisors and affiliates not to, directly or indirectly, solicit or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential information to, or have any discussions with, any person relating to any sale, exchange, lease, mortgage or other transfer of any of the Properties (“Acquisition Proposal”), except to the extent that the Board of Trustees of CRT, after consultation with independent legal counsel, determines in good faith that the failure to take such action would create a reasonable likelihood of constituting a breach of the Trustees’ fiduciary duties under applicable law or CRT’s organizational documents (a “Superior Acquisition Proposal”). Sellers shall immediately cease and cause to be terminated any activities, discussions or negotiations conducted prior to the date of this Agreement with any parties other than Purchaser with respect to any of the foregoing and shall use their reasonable best efforts to enforce any confidentiality or similar agreement relating to an Acquisition Proposal. CRT shall promptly notify Purchaser in writing of its receipt of a Superior Acquisition Proposal and the terms and conditions thereof and Purchaser shall have three (3) business days to exercise a right of first refusal pursuant to which Purchaser would match the terms and conditions of such Superior Acquisition Proposal (“Right of First Refusal”). Upon CRT’s receipt of notice exercising such Right of First Refusal, the Board of Trustees of CRT shall unconditionally recommend Purchaser to the shareholders as the purchaser under the terms of the Superior Acquisition Proposal. In the event that Purchaser declines to exercise its Right of First Refusal or if Purchaser exercises such Right of First Refusal, but the Board of Trustees of CRT fails to unconditionally recommend Purchaser to the shareholders, either party may terminate this Agreement, in which case (i) the Earnest Money shall be returned to Purchaser, (ii) the Full Reimbursement shall be paid by Sellers to Purchaser in exchange for providing such result of its due diligence investigations to Sellers, and (iii) neither party shall have any further obligations under this Agreement except as otherwise provided herein.

(b) Either Sellers or Purchaser may terminate this Agreement in the event CRT’s shareholders do not approve the transactions contemplated by this Agreement in accordance with Section 23 above or in the event that Sellers elect not to expend in excess of the amount specified in Section 1(c). In this event, the Earnest Money shall be returned to Purchaser, Purchaser shall be entitled to the Reimbursement in exchange for providing such results of its due diligence investigations to Sellers, and neither party shall thereupon have any further rights, duties or obligations hereunder.

(c) Either Sellers or Purchaser may terminate this Agreement (provided that such terminating party is not in default hereunder) in the event the Closing does not occur by July 31, 2006, in which case (i) the Earnest Money shall be returned to Purchaser, and (ii) neither party shall have any further obligations under this Agreement except as otherwise provided herein, provided that if the Closing does not occur by July 31, 2006 due to the willful act or omission of Sellers, the Full Reimbursement shall be paid by Sellers to Purchaser in exchange for providing the results of its due diligence investigations to Sellers, and provided further that if the Closing does not occur by July 31, 2006 due to the willful act or omission of Purchaser, Sellers shall retain the Earnest Money as its sole remedy at law or in equity.

26. Takeover Law. Notwithstanding any other provision of this Agreement, Sellers and Purchaser shall not take any action that would cause the transactions contemplated by this Agreement to be subject to requirements imposed by any Takeover Law (as hereinafter defined). Sellers hereby represent that they have taken all necessary steps to exempt (and ensure the continued exemption of) the transactions contemplated by this Agreement from any applicable Takeover Law. “Takeover Law” means any “control share,” “business combination” or other anti-takeover laws and regulations of any state applicable to either Purchaser or Sellers, as now or hereafter in effect. Purchaser hereby represents that it is not an “interested shareholder” (within the meaning of Ind. Code § 23-1-43-10) with respect to CRT and does not own any “control shares” (within the meaning of Ind. Code § 23-1-42-1) of CRT.

27. Financing. Notwithstanding anything to the contrary herein, Purchaser shall have fourteen (14) days following the later to occur of (i) the date Sellers have obtained the required approvals listed in Section 23 of this Agreement, and (ii) the expiration of the Due Diligence Period to secure its financing. If, after using commercially reasonable efforts, Purchaser is unable to secure financing within such period, Purchaser may terminate this Agreement by giving written notice to Seller within such fourteen (14) day period, in which event the Earnest Money and all interest earned thereon shall be paid to Purchaser and neither Sellers nor Purchaser shall have any further obligations hereunder (except as may otherwise be provided in this Agreement).

28. Cooperation. Sellers and Purchaser agree to cooperate with each other and use commercially reasonable efforts to (i) obtain all approvals required to close the transaction contemplated by this Agreement, including but not limited to the transfer of physical assets approval from the Department of Housing and Urban Development, and (ii) otherwise close the transaction contemplated by this Agreement.

[This page intentionally left blank.]

[Signature Page Asset Purchase Agreement]

IN WITNESS WHEREOF, the parties have hereunto affixed their signatures as of the date and year first above written.

PURCHASER: Buckingham Properties, Inc.

By:	/s/ BRADLEY B. CHAMBERS
Bradley B. Chambers Its President

SELLERS: Century Realty Trust

By:	/s/ MURRAY R. WISE
Murray R. Wise Its Chairman of the Board

By:	/s/ JOHN I. BRADSHAW, JR.
John I. Bradshaw, Jr. Its President and Chief Executive Officer

Century Realty Properties, L.P.			Hampton Court Apartments, L.P.
By:	Century Realty Trust, G.P.		By CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr. President		John I. Bradshaw, Jr. President

Charter Oaks Associates, LLC By Century Realty Trust Managing Member			Sheffield Square Apartments, L.P. By CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr. President		John I. Bradshaw, Jr. President

Barcelona Apartments, L.P. By CR Management, Inc., G.P.			West Wind Terrace Apartments, L.P. By CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr. President		John I. Bradshaw, Jr. President

Beech Grove Apartments, L.P. By CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.
John I. Bradshaw, Jr. President

S-1

FIRST AMENDMENT TO

ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (this “Amendment”), is dated as of April 28, 2006, by and between CENTURY REALTY TRUST, BEECH GROVE APARTMENTS, L.P., CENTURY REALTY PROPERTIES, L.P., HAMPTON COURT APARTMENTS, L.P., CHARTER OAKS ASSOCIATES, LLC, SHEFFIELD SQUARE APARTMENTS, L.P., BARCELONA APARTMENTS, L.P., and WEST WIND TERRACE APARTMENTS, L.P. (collectively, “Seller”) and BUCKINGHAM PROPERTIES, INC. (“Purchaser”).

RECITALS:

A. Seller and Purchaser entered into that certain Asset Purchase Agreement, dated as of March 17, 2006 (the “Agreement”), with respect to the purchase and sale of several apartment communities and commercial buildings located in the State of Indiana.

B. Seller and Purchaser now desire to amend the Agreement as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1. Due Diligence Period. The “Due Diligence Period” (as defined in the Agreement) is hereby extended through May 15, 2006.

2. Outside Closing Date. In Section 25(c) of the Agreement, the three occurrences of “July 31, 2006” are hereby deleted and replaced with “August 14, 2006”.

3. No Other Changes. Except as modified by this Amendment, the Agreement shall remain in full force and effect. If there is a conflict between the terms of this Amendment and the terms of the Agreement, then the terms of this Amendment shall govern.

4. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate delivery of this agreement, the parties may deliver and exchange counterparts of this Amendment by telephone facsimile or by e-mail, with the same force and effect as an original.

[Signatures Follow]

[Signature Page to First Amendment to Asset Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

PURCHASER:

Buckingham Properties, Inc.

By:	/s/ BRADLEY B. CHAMBERS
Bradley B. Chambers, President

SELLER:

Century Realty Trust			Beech Grove Apartments, L.P. By CR Management, Inc., G.P.

By:	/s/ JOHN I. BRADSHAW, JR.		By:	/s/ JOHN I. BRADSHAW, JR.
	John I. Bradshaw Jr. President and Chief Executive Officer			John I. Bradshaw, Jr. President

Century Realty Properties, L.P. By: Century Realty Trust, G.P.			Hampton Court Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

Charter Oaks Associates, LLC By: Century Realty Trust Managing Member			Sheffield Square Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

Barcelona Apartments, L.P. By: CR Management, Inc., G.P.			West Wind Terrace Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

SECOND AMENDMENT TO

ASSET PURCHASE AGREEMENT

This Second Amendment to Asset Purchase Agreement (this “Amendment”), is dated as of May 15, 2006, by and between CENTURY REALTY TRUST, BEECH GROVE APARTMENTS, L.P., CENTURY REALTY PROPERTIES, L.P., HAMPTON COURT APARTMENTS, L.P., CHARTER OAKS ASSOCIATES, LLC, SHEFFIELD SQUARE APARTMENTS, L.P., BARCELONA APARTMENTS, L.P., and WEST WIND TERRACE APARTMENTS, L.P. (collectively, “Seller”) and BUCKINGHAM PROPERTIES, INC. (“Purchaser”).

RECITALS:

A. Seller and Purchaser entered into that certain Asset Purchase Agreement, dated as of March 17, 2006 (as heretofore amended, the “Agreement”), with respect to the purchase and sale of several apartment communities and commercial buildings located in the State of Indiana.

B. Seller and Purchaser now desire to further amend the Agreement as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1. Due Diligence Period. The “Due Diligence Period” (as defined in the Agreement) is hereby extended through May 25, 2006, or such earlier date as may be determined by the Purchaser in its sole discretion.

2. Outside Closing Date. In Section 25(c) of the Agreement, the three occurrences of “August 14, 2006” are hereby deleted and replaced with “August 24, 2006”.

3. No Other Changes. Except as modified by this Amendment, the Agreement shall remain in full force and effect. If there is a conflict between the terms of this Amendment and the terms of the Agreement, then the terms of this Amendment shall govern.

4. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate delivery of this agreement, the parties may deliver and exchange counterparts of this Amendment by telephone facsimile or by e-mail, with the same force and effect as an original.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

PURCHASER:

Buckingham Properties, Inc.

By:	/s/ BRADLEY B. CHAMBERS
Bradley B. Chambers, President

SELLER:

Century Realty Trust			Beech Grove Apartments, L.P. By CR Management, Inc., G.P.

By:	/s/ JOHN I. BRADSHAW, JR.		By:	/s/ JOHN I. BRADSHAW, JR.
	John I. Bradshaw Jr. President and Chief Executive Officer			John I. Bradshaw, Jr. President

Century Realty Properties, L.P. By: Century Realty Trust, G.P.			Hampton Court Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

Charter Oaks Associates, LLC By: Century Realty Trust Managing Member			Sheffield Square Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

Barcelona Apartments, L.P. By: CR Management, Inc., G.P.			West Wind Terrace Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

THIRD AMENDMENT TO

ASSET PURCHASE AGREEMENT

This Third Amendment to Asset Purchase Agreement (this “Amendment”), is dated as of May 25, 2006, by and between CENTURY REALTY TRUST, BEECH GROVE APARTMENTS, L.P., CENTURY REALTY PROPERTIES, L.P., HAMPTON COURT APARTMENTS, L.P., CHARTER OAKS ASSOCIATES, LLC, SHEFFIELD SQUARE APARTMENTS, L.P., BARCELONA APARTMENTS, L.P., and WEST WIND TERRACE APARTMENTS, L.P. (collectively, “Seller”) and BUCKINGHAM PROPERTIES, INC. (“Purchaser”).

RECITALS:

A. Seller and Purchaser entered into that certain Asset Purchase Agreement, dated as of March 17, 2006 (as heretofore amended, the “Agreement”), with respect to the purchase and sale of several apartment communities and commercial buildings located in the State of Indiana.

B. Seller and Purchaser now desire to further amend the Agreement as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1. Due Diligence Period. The “Due Diligence Period” (as defined in the Agreement) is hereby extended through 12:00 noon, May 30, 2006, or such earlier date as may be determined by the Purchaser in its sole discretion.

2. Outside Closing Date. In Section 25(c) of the Agreement, the three occurrences of “August 24, 2006” are hereby deleted and replaced with “August 29, 2006”.

3. No Other Changes. Except as modified by this Amendment, the Agreement shall remain in full force and effect. If there is a conflict between the terms of this Amendment and the terms of the Agreement, then the terms of this Amendment shall govern.

4. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate delivery of this agreement, the parties may deliver and exchange counterparts of this Amendment by telephone facsimile or by e-mail, with the same force and effect as an original.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Asset Purchase Agreement as of the day and year first written above.

PURCHASER:

Buckingham Properties, Inc.

By:	/s/ BRADLEY B. CHAMBERS
Bradley B. Chambers, President

SELLER:

Century Realty Trust			Beech Grove Apartments, L.P. By CR Management, Inc., G.P.

By:	/s/ JOHN I. BRADSHAW, JR.		By:	/s/ JOHN I. BRADSHAW, JR.
	John I. Bradshaw Jr. President and Chief Executive Officer			John I. Bradshaw, Jr. President

Century Realty Properties, L.P. By: Century Realty Trust, G.P.			Hampton Court Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

Charter Oaks Associates, LLC By: Century Realty Trust Managing Member			Sheffield Square Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

Barcelona Apartments, L.P. By: CR Management, Inc., G.P.			West Wind Terrace Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

FOURTH AMENDMENT TO

ASSET PURCHASE AGREEMENT

This Fourth Amendment to Asset Purchase Agreement (this “Amendment”), is dated as of May 30, 2006, by and between CENTURY REALTY TRUST, BEECH GROVE APARTMENTS, L.P., CENTURY REALTY PROPERTIES, L.P., HAMPTON COURT APARTMENTS, L.P., CHARTER OAKS ASSOCIATES, LLC, SHEFFIELD SQUARE APARTMENTS, L.P., BARCELONA APARTMENTS, L.P., and WEST WIND TERRACE APARTMENTS, L.P. (collectively, “Seller”) and BUCKINGHAM PROPERTIES, INC. (“Purchaser”).

RECITALS:

A. Seller and Purchaser entered into that certain Asset Purchase Agreement, dated as of March 17, 2006 (as heretofore amended, the “Agreement”), with respect to the purchase and sale of several apartment communities and commercial buildings located in the State of Indiana.

B. Seller and Purchaser now desire to further amend the Agreement as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1. Purchase Price. The “Purchase Price” (as defined in the Agreement) is hereby reduced to Fifty-Eight Million One Hundred Thousand Dollars ($58,100,000).

2. Carmel Industrial Property. The Property referred to in the Agreement as the “Carmel Industrial Property” shall not be a part of the purchase and sale contemplated by the Agreement. All references and information related to the Carmel Industrial Property in Exhibit A, Exhibit B and Schedule 1 of the Agreement are hereby deleted and such Exhibits and Schedules are hereby modified accordingly to account for such deletions.

3. Eagle Creek Allocation. The Purchase Price allocation for Eagle Creek Apartments set forth on each of Exhibit A and Exhibit B shall be amended to read $8,200,000 in place of $8,550,000.

4. No Other Changes. Except as modified by this Amendment, the Agreement shall remain in full force and effect. If there is a conflict between the terms of this Amendment and the terms of the Agreement, then the terms of this Amendment shall govern.

5. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate delivery of this agreement, the parties may deliver and exchange counterparts of this Amendment by telephone facsimile or by e-mail, with the same force and effect as an original.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Asset Purchase Agreement as of the day and year first written above.

PURCHASER:

Buckingham Properties, Inc.

By:	/s/ BRADLEY B. CHAMBERS
Bradley B. Chambers, President

SELLER:

Century Realty Trust			Beech Grove Apartments, L.P. By CR Management, Inc., G.P.

By:	/s/ JOHN I. BRADSHAW, JR.		By:	/s/ JOHN I. BRADSHAW, JR.
	John I. Bradshaw Jr. President and Chief Executive Officer			John I. Bradshaw, Jr. President

Century Realty Properties, L.P. By: Century Realty Trust, G.P.			Hampton Court Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

Charter Oaks Associates, LLC By: Century Realty Trust Managing Member			Sheffield Square Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

Barcelona Apartments, L.P. By: CR Management, Inc., G.P.			West Wind Terrace Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

FIFTH AMENDMENT TO

ASSET PURCHASE AGREEMENT

This Fifth Amendment to Asset Purchase Agreement (this “Amendment”), is dated as of July 26, 2006, by and between CENTURY REALTY TRUST, BEECH GROVE APARTMENTS, L.P., CENTURY REALTY PROPERTIES, L.P., HAMPTON COURT APARTMENTS, L.P., CHARTER OAKS ASSOCIATES, LLC, SHEFFIELD SQUARE APARTMENTS, L.P., BARCELONA APARTMENTS, L.P., and WEST WIND TERRACE APARTMENTS, L.P. (collectively, “Seller”) and BUCKINGHAM PROPERTIES, INC. (“Purchaser”).

RECITALS:

A. Seller and Purchaser entered into that certain Asset Purchase Agreement, dated as of March 17, 2006 (as heretofore amended, the “Agreement”), with respect to the purchase and sale of several apartment communities and commercial buildings located in the State of Indiana.

B. Seller and Purchaser now desire to further amend the Agreement as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1. Outside Closing Date.

A.	In Section 25(c) of the Agreement, the three occurrences of “August 29, 2006” are hereby deleted and replaced with “September 25, 2006”.

B.	The following is hereby added to the end of Section 25(c): “Notwithstanding anything to the contrary in this Section 25(c), in the event that, by September 24, 2006, the Department of Housing and Urban Development has not approved the ‘Transfer of Physical Assets’ with respect to those Properties listed on Exhibit D and the assumption of the Mortgages in connection therewith, Seller and Purchaser agree to execute an amendment extending the September 25, 2006 date in this paragraph to such later date as may be reasonably required to obtain such approval.”

2. No Other Changes. Except as modified by this Amendment, the Agreement shall remain in full force and effect. If there is a conflict between the terms of this Amendment and the terms of the Agreement, then the terms of this Amendment shall govern.

3. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate delivery of this agreement, the parties may deliver and exchange counterparts of this Amendment by telephone facsimile or by e-mail, with the same force and effect as an original.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Asset Purchase Agreement as of the day and year first written above.

PURCHASER:

Buckingham Properties, Inc.

By:	/s/ BRADLEY B. CHAMBERS
Bradley B. Chambers, President

SELLER:

Century Realty Trust			Beech Grove Apartments, L.P. By CR Management, Inc., G.P.

By:	/s/ JOHN I. BRADSHAW, JR.		By:	/s/ JOHN I. BRADSHAW, JR.
	John I. Bradshaw, Jr. President and Chief Executive Officer			John I. Bradshaw, Jr. President

Century Realty Properties, L.P. By: Century Realty Trust, G.P.			Hampton Court Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

Charter Oaks Associates, LLC By: Century Realty Trust Managing Member			Sheffield Square Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I. Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

Barcelona Apartments, L.P. By: CR Management, Inc., G.P.			West Wind Terrace Apartments, L.P. By: CR Management, Inc., G.P.

	By:	/s/ JOHN I. BRADSHAW, JR.	By:	/s/ JOHN I. BRADSHAW, JR.
		John I Bradshaw, Jr.		John I. Bradshaw, Jr.
		President		President

PLAN OF LIQUIDIATION

OF

CENTURY REALTY TRUST

1. Upon approval of the liquidation and termination of the Trust by the shareholders of the Trust, the Trust shall cease to carry on business except to the extent necessary for the beneficial winding up of the business and affairs of the Trust and the liquidation of the Trust’s assets.

2. The officers of the Trust shall be authorized to sell or otherwise liquidate any or all of the properties of the Trust which, in their judgment, should be sold or liquidated in order to facilitate the liquidation of the Trust, and such officers shall make payment of, or provide for the payment or settlement of, all debts and obligations of the Trust.

3. The officers of the Trust or their designees are authorized, directed and empowered to distribute to the shareholders, in proportion to their respective shareholdings, the assets of the Trust, in whatever form they may then be, not needed for the payment of the liabilities of the Trust, in whatever form they may be, as liquidating distributions of the Trust, such distributions to be made on or before December 31, 2006.

4. Upon termination of the Trust and distribution to the Shareholders as herein provided, a copy of the resolution of the Board of Trustees of the Trust declaring the Trust’s intention to withdraw its authority to do business in Indiana shall be filed with the Secretary of State of Indiana and shall also be recorded in the Office of the Recorder of Marion County, Indiana.

5. This Plan of Liquidation shall be a plan of complete liquidation within the meaning of Section 331 of the Code, and this Plan shall be deemed to authorize, empower and direct the officers of the Trust to file the appropriate forms with the Internal Revenue Service, file final tax returns for the Trust, and do all such other things as, in their opinion, may be necessary to conform with the provisions of Section 331 of the Code or advisable to carry out the purposes of this Plan.

B-1

March 17, 2006

Board of Directors

Attn: Mr. Murray R. Wise, Chairman

Century Realty Trust

320 North Meridian Street, Suite 825

Indianapolis, Indiana 46204

Ladies and Gentlemen:

You have asked City Securities Corporation (“City Securities”, “we” or “us”) to advise you with respect to the fairness, from a financial point of view, to Century Realty Trust (the “Company”) of the Purchase Price (as defined below) to be received by the Company pursuant to the terms of the Asset Purchase Agreement, dated as of March 17, 2006 (the “Purchase Agreement”), between Buckingham Properties, Inc. (the “Acquirer”) and the Company, Century Realty Properties, LP, Charter Oaks Associates, LLC, Barcelona Apartments, LP, Beech Grove Apartments, LP, Hampton Court Apartments, LP, Sheffield Square Apartments, LP and West Wind Terrace Apartments, LP. The Purchase Agreement provides for the purchase of substantially all of the assets (the “Acquisition”) of the Company by the Acquirer pursuant to which the Company will receive cash consideration of Sixty Million Dollars ($60,000,000.00) (“Purchase Price”).

In arriving at our opinion, City Securities has:

1.	met with members of the board of trustees and its counsel to discuss the transaction;

2.	met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects, and projected operations and performance of the Company;

3.	visited the Company’s headquarters located in Indianapolis, Indiana;

4.	reviewed the Company’s filings with the SEC of annual reports on Form 10-K for 2002, 2003, 2004 and preliminary reports for 2005 and the quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2005, which the Company’s management identified as being the most current quarterly financial statements available at the time;

5.	reviewed internally prepared financial statements for the fiscal years 2002, 2003 and 2004, the year-to-date periods ended September 30, 2005 and the months of October and November 2005 and the months of January through June 2005 for each of the Company’s individual properties;

6.	reviewed forecasts and projections prepared by the Acquirer (the current property manager for the Company) and subsequently approved by the Company’s management, with respect to the Company, and its individual properties, for its fiscal years ending in 2005 through 2006;

7.	participated in the Company’s board of trustees’ meetings from September 29, 2005 through March 17, 2006; and

8.	identified and contacted additional potential buyers of the Company in order to gauge interest in a potential transaction prior to entering into any agreement with Acquirer.

City Securities also considered certain financial and stock market data of the Company and such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

In connection with our review, we have not verified independently any of the foregoing information and have assumed and relied upon the accuracy and completeness of such information. City Securities has not assumed any liability therefor. In addition, City Securities has not conducted any valuation or appraisal of any assets, liabilities or shareholder equity of the Company, nor have we been furnished with any such appraisal. In

C-1

relying on financial analyses and forecasts provided to us, City Securities has assumed that they have been prepared reasonably based on assumptions reflecting the best currently available estimates and judgments by the Company’s management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. Our opinion is based necessarily on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.

City Securities is a full service securities firm and as such may from time to time effect transactions for its own account of the account of customers, and hold positions in securities or options on securities of companies which may be the subject of the engagement contemplated by the Purchase Agreement. City Securities also was engaged by the Company to assist in marketing the Company and with the sale process. City Securities will receive a fee for rendering this opinion.

City Securities was not asked to opine and does not express any opinion as to the tax or legal consequences of the Acquisition or the fairness of any aspect of the transaction not expressly addressed in this opinion.

It is understood that this letter is for the information of the board of trustees only and is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus, proxy statement, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without City Securities’ prior written consent in each instance. Our opinion is not intended to be and does not constitute a recommendation to any shareholder as to how such shareholder should vote on any proposal to approve the Acquisition. However, this opinion may be included in its entirety in any filing made by the Company in respect of the Acquisition with the Securities and Exchange Commission, so long as this opinion is reproduced in such filing in full and any description of or reference to City Securities or summary of this opinion and the related analysis in such filing is in a form reasonably acceptable to us and our counsel. In furnishing this opinion, we do not admit that we are experts within the meaning of the term “experts” as used in the Securities Act of 1933, as amended.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Purchase Price to be received by the Company is fair, from a financial point of view.

Very truly yours,

CITY SECURITIES CORPORATION

By:	/S/ ROBERT V. WELCH JR.
Robert V. Welch Jr.
Senior Vice President, Corporate Finance

C-2

CENTURY REALTY TRUST

320 North Meridian Street, Suite 823

Indianapolis, Indiana 46204

PROXY

This proxy is solicited on behalf of the Board of Trustees for the Annual Meeting of Shareholders. The Board of Trustees makes no recommendation with respect to Proposal No. 1. If Proposal No. 1 is approved, the Board of Trustees recommends a vote “FOR” Proposal No. 2. The Board of Trustees recommends a vote “FOR” the nominees listed in Proposal No. 3.

The undersigned hereby appoints Larry S. Boulet, Frank M. Hapak and Neil C. McKinnon, and each of them, the proxies of the undersigned, with power of substitution in each, to vote all Common Stock of Century Realty Trust that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such Trust to be held at the Skyline Club, One American Square, 36th Floor, Indianapolis, Indiana on August 30, 2006 at 10:30 a.m., Eastern time, and at any adjournments thereof. Said proxy is directed to vote as shown below upon the matters listed below, and otherwise in his or her discretion.

1.	Asset Purchase Agreement. The proposal to approve the Asset Purchase Agreement dated as of March 17, 2006 (as amended, the “Sale Agreement”), which authorizes the sale of substantially all of the assets of the Trust (the “Asset Sale”) to Buckingham Properties, Inc.:

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

2.	Liquidation and Dissolution of the Trust. The proposal to approve the liquidation and dissolution of the Trust, subject to approval and consummation of the Sale Agreement, following the closing of the Asset Sale:

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

3.	Election of Trustees. The election of three trustees: John W. Adams, John I. Bradshaw, Jr. and Marvin L. Hackman.

☐	FOR all nominees listed

☐	WITHHOLD AUTHORITY to vote for all nominees listed

☐	FOR, except vote withheld from the following nominee(s): __________________________

4.	Other Matters. In their discretion, such other matters as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

This proxy, when properly executed, will be voted as instructed herein by the undersigned shareholder. If no contrary instructions are given, this Proxy will be voted FOR the proposals as set forth in the accompanying Proxy Statement.

Date	Name of Registered Holder(s)

Signature

Signature

Joint owners should each sign. When signing as executor, administrator, trustee or guardian, give your full Title as such.